As filed with the Securities and Exchange Commission on April 27, 2018

Securities Act File No. 333-218890
Investment Company Act File No. 811-23266

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2 (CHECK APPROPRIATE BOX OR BOXES)

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 3

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒ Amendment No. 3

Alternative Investment Partners Alternative Lending Fund P

(Exact name of Registrant as specified in Charter)

100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 260-7600

Kara Fricke, Esq.
Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

(Name and address of agent for service)

COPY TO:

Stuart Strauss, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)
Shares of Beneficial Interest, $.001 par value	[ ]	$[ ]	$1,000,000	$0

(1)	Estimated solely for purposes of calculating the registration fee.
(2)	The registration fee of $115.90 has been paid by AIP Alternative Lending Fund A (the “Master Fund”) in reliance on no-action relief granted by the SEC’s Division of Investment Management. See Ironwood Multi-Strategy Fund LLC and Ironwood Institutional Multi-Strategy Fund LLC, SEC Staff No-Action Letter (April 19, 2017).

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
 Preliminary Prospectus dated April 27, 2018

AIP ALTERNATIVE LENDING FUND P

PROSPECTUS

[ ], 2018

Managed by

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS

100 Front Street, Suite 400
 West Conshohocken, Pennsylvania 19428-2881
 (800) 421-7572

Investment Objective. AIP Alternative Lending Fund P (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek to provide total return with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objective.

Investment Program. The Fund invests substantially all of its assets in AIP Alternative Lending Fund A (the “Master Fund”), a separate closed-end, non-diversified, management investment company with the same investment objective and strategies as the Fund. The Master Fund will seek to achieve its investment objective by investing in alternative lending securities that generate interest or other income streams that Morgan Stanley AIP GP LP, the Master Fund’s investment adviser (the “Investment Adviser”), believes offer access to credit risk premium (as defined herein). Alternative lending securities are loans originated through non-traditional, or alternative, lending platforms or securities that provide the Master Fund with exposure to such instruments. The “credit risk premium” is the difference in return between obligations viewed as low risk, such as high-quality, short-term government debt securities or bonds of a similar duration and risk profile, and securities issued by private entities or other entities which are subject to credit risk. The credit risk premium is positive when interest payments or other income streams received in connection with a pool of alternative lending securities, minus the principal losses experienced by the pool, exceed the rate of return for risk-free obligations. By investing in alternative lending securities, the Master Fund is accepting the risk that some borrowers will not repay their loans in exchange for the expected returns associated with the receipt of interest payments and repayment of principal by those that do. There is no assurance that the credit risk premium will be positive for the Master Fund’s investments at any time or on average and over time. However, the Master Fund seeks to benefit over the long-term from the difference between the amount of interest and principal received and losses experienced.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public Offering Price	$1,030	$515,000,000
Sales Load[1]	$30	$15,000,000
Proceeds to the Fund[2]	$1,000	$500,000,000
1	Generally, the stated minimum initial investment by an investor in the Fund is $50,000, which stated minimum may be reduced for certain investors.

Investors purchasing Shares (as defined herein) may be charged a sales load of up to 3% of the Investor’s subscription. The table assumes the maximum sales load is charged.
2	Assumes all shares currently registered are sold in the continuous offering. Shares will be offered in a continuous offering at the Fund’s then current net asset value, plus any applicable sales load, as described herein. The Fund will also bear all organizational expenses of the Fund and certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Fund and Master Fund Expenses.” The Fund also pays the Distributor, and the Distributor pays each Service Agent (as hereinafter defined) that enters into a Distribution and Shareholder Servicing Agreement with the Distributor, a monthly distribution and shareholder servicing fee at the annual rate of up to 0.75% of the net asset value of the outstanding Shares beneficially owned by customers of the Distributor or the Service Agent. See “Plan of Distribution” for additional information regarding compensation paid to the Distributor and/or Service Agents.

The alternative lending securities in which the Master Fund may invest are sourced through various alternative lending platforms (each, a “Platform”) as determined by the Investment Adviser. The Master Fund may invest in a broad range of alternative lending securities, including, but not limited to, (1) consumer loans, inclusive of specialty offerings such as education loans and elective medical loans; (2) small business loans, receivables and/or merchant cash advances, inclusive of specialty offerings such as purchasing and financing of future payment streams or asset-based financing; (3) specialty finance loans, including, but not limited to, automobile purchases, equipment finance, transportation leasing or short-term real estate financing; (4) tranches of alternative lending securitizations, including, but not limited to, residual interests and/or majority-owned affiliates (MOAs); and (5) to a lesser extent, fractional interests in alternative lending securities and other types of equity, debt or derivative instruments that the Investment Adviser believes are appropriate, except that the Master Fund will not invest in consumer loans that are of sub-prime quality as determined at the time of investment, and the Master Fund will not invest 45% or more of its Managed Assets (as defined herein) in the securities of, or loans originated by, any single Platform or group of related Platforms. The Investment Adviser will make the determination that loans purchased by the Master Fund are not of subprime quality based on the Investment Adviser’s due diligence of the credit underwriting policies of the originating platform, which look to a number of borrower-specific factors to determine a borrower’s ability to repay a particular loan, including employments status, income, assets, education and credit bureau data where available. Although credit bureau data is only one factor considered in determining the credit quality of a borrower and a loan, when FICO data is available with respect to a borrower, in accordance with the guidelines, consumer loans made to a borrower with a FICO score below 600 at the time of investment will be deemed to be sub-prime.

The Master Fund may also purchase bonds and other debt securities backed by a pool of alternative lending securities. Initially, the Master Fund’s portfolio will consist substantially of whole loans. The Master Fund may invest across various Platforms, loan types, geographies and credit risk bands. The Master Fund anticipates that its investments will initially be sourced from Platforms based in the United States. In the future, the Master Fund’s investments may be sourced from Platforms domiciled outside the United States, including the United Kingdom and Europe. To the extent the Master Fund’s investments are sourced from Platforms domiciled outside the United States in the future, the investment limitations and requirements applicable to investments sourced from U.S. Platforms will be applicable to such Platforms. The Master Fund may also invest in other investment companies that invest in alternative lending securities. To the extent the Master Fund invests in real estate loans, such investments will be limited to real estate loans where, at the time of investment, the loan-to-value ratio of the property is less than or equal to 95%.

The Master Fund expects to invest primarily in unrated securities. Although the Master Fund’s fundamental policies described below do not permit the Master Fund to invest in consumer loans of sub-prime quality, some unrated securities purchased by the Master Fund may be of credit quality comparable to securities rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”). The Master Fund may invest, without limitation, in unrated securities that may be of a credit quality comparable to securities rated below investment grade. To the extent the Master Fund invests directly in fractional or whole interests in alternative lending securities, such investments will not include exposure to consumer loans that are of sub-prime quality. Otherwise, the fractional or whole interests in alternative lending securities or tranches of alternative lending securitizations in which the Master Fund may invest may be of a credit quality comparable to securities rated below investment grade. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

The Master Fund may also invest in both rated senior classes of asset-backed securities as well as unrated subordinated (“residual”) interests in pools of alternative lending securitizations. To the extent the Master Fund invests in residual interests in pools of alternative lending securitizations, a small number of loans in the pools may include consumer loans of sub-prime quality. The Master Fund will not invest in payday loans.

The Master Fund has adopted the below fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding Shares of the Master Fund. For more information on the Master Fund’s stated fundamental policies, please see “Investment Policies Practices—Fundamental Policies” in the Master Fund’s Statement of Additional Information.

•	The Master Fund may not invest in consumer loans that are deemed to be of sub-prime quality at the time of investment pursuant to guidelines developed by the Investment Adviser and implemented by the Platforms (see “Summary of Terms—Investment Program”).

•	The Master Fund may not purchase alternative lending securities from Platforms whose primary business consists of originating sub-prime quality consumer loans.

•	The Master Fund may not purchase alternative lending securities deemed to be originated in emerging markets, pursuant to guidelines developed by the Investment Adviser and implemented by the Platforms.

•	The Master Fund may not purchase alternative lending securities from Platforms whose financial statements are not audited by a nationally recognized accounting firm and/or its international affiliates.

The Fund is offering on a continuous basis up to 500,000 shares of beneficial interest (“Shares”). Morgan Stanley Distribution, Inc. (the “Distributor”) acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Distributor may enter into selected dealer agreements with various brokers and dealers (in such capacity, “Service Agents”) that have agreed to participate in the distribution of the Fund’s Shares. See “Plan of Distribution.” There is no minimum aggregate amount of Shares required to be sold by the Fund. No arrangements have been made to place funds received in connection with the Shares’ offering in an escrow, trust or similar arrangement. Shares will be sold only to Eligible Investors (as defined herein). Shares will not be listed on any securities exchange.

Risk Factors and Restrictions on Transfer

•	An investment in the Fund’s Shares should be considered speculative and involving a high degree of risk, including the risk of a substantial loss of investment. See “Risk Considerations” beginning on page [ ].

•	The Shares are not listed on an exchange, and it is not anticipated that a secondary market for the Shares will develop. Furthermore, the loans in which the Fund will invest are illiquid, and no market for the loans may develop in the future. Therefore, the Fund may be unable to dispose of loans when it desires to do so, or at the most favorable time or price. The Fund is dependent on the Platforms to sell the Fund loans that meet the Fund’s criteria.

•	An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Shares should be purchased only by investors who can afford the loss of the entire amount of their investment. Thus, an investment in the Fund may not be suitable for investors who may need access to the money they invest in the foreseeable future.

•	There is no assurance that the Fund will be able to maintain a certain level of distributions.

•	Distributions may be funded from offering proceeds, which may constitute a return of capital and reduce the amount of capital available for investment. See “Tax Aspects” for a discussion of the federal income tax treatment of a return of capital.

•	With very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers, which may be made from time to time by the Fund as determined by the Fund’s Board of Trustees in its sole discretion. Even though the Fund intends to make quarterly repurchase offers for a minimum of 5%, and currently expects to offer to repurchase 5%, of its outstanding Shares, such repurchases are not guaranteed and investors should consider Shares of the Fund to be an illiquid investment. See “Repurchases and Transfers of Shares.”

•	The Fund is dependent on the Platforms to collect and verify certain information about each loan and prospective borrower. Prospective borrowers supply a variety of information regarding the purpose of the loan, income, occupation and employment status to the Platforms. As a general matter, the Platforms do not verify the majority of this information, which may be incomplete, inaccurate, false or misleading. Prospective borrowers may misrepresent any of the information they provide to the Platforms, including their intentions for the use of the loan proceeds.

Investment Adviser. Morgan Stanley AIP GP LP serves as the Master Fund’s investment adviser. The Investment Adviser is a limited partnership formed under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Master Fund pays the Investment Adviser a monthly fee of 0.0625% (0.75% on an annualized basis) of the Master Fund’s Managed Assets (the “Management Fee”). The Management Fee is computed based on the value of the Managed Assets of the Master Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased by the Fund as of the end of the month). “Managed Assets” means the total assets of the Master Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Master Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes). See “Management Fee.” The Fund, as an investor in the Master Fund, will bear its proportionate share of the Master Fund’s Management Fee. See “Management of the Fund and the Master Fund.”

Eligible Investors. Shares are being sold only to investors that represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The Distributor and/or any Service Agent may impose additional eligibility requirements for investors who purchase shares through the Distributor or such Service Agent. Investors who are “accredited investors” are referred to in this Prospectus as “Eligible Investors.” The minimum initial investment in the Fund by any investor is $50,000 and the minimum additional investment in the Fund by any investor is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Investment Adviser or their affiliates). Investors may only purchase their Shares through the Distributor or through a Service Agent.

Leverage. The Master Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares and/or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. In the future, the Master Fund may also use forms of leverage other than those described above. There can be no assurance that the Master Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. See “Leverage” and “Risk Considerations— Alternative Lending Risk Considerations—Leverage Risk.”

This Prospectus concisely provides the information that a prospective investor should know about the Fund and the Master Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund and the Master Fund, including a statement of additional information (“SAI”) dated [ ], 2018, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing to the Fund c/o UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, WI 53212 or by calling (800) 421-7572. The table of contents of the SAI appears on page [ ] of this Prospectus. The SAI, and other information about the Fund and the Master Fund, is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

For more information about the Fund, or for Shareholder inquiries, call toll-free (888) 322-4675.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.

Morgan Stanley Distribution, Inc.

Summary of Terms

The Fund

AIP Alternative Lending Fund P (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

Investment Program

The Fund seeks to provide total return with an emphasis on current income by investing substantially all of its assets in AIP Alternative Lending Fund A (the “Master Fund”), a registered investment company with the same investment objective and strategies as the Fund. Any assets of the Fund not invested in the Master Fund will be de minimis amounts of cash or cash equivalents to meet certain ongoing expenses. The Master Fund has the same investment objective and strategies as the Fund. All investments are made at the Master Fund level. Thus, the Fund’s investment results will correspond directly to the investment results of the Master Fund. The investment objective of each of the Fund and the Master Fund is fundamental and may only be changed by the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund or Master Fund, as applicable.

Through its investments in the Master Fund, the Fund will seek to achieve its investment objective by investing in alternative lending securities that generate interest or other income streams that Morgan Stanley AIP GP LP, the Master Fund’s investment adviser (the “Investment Adviser”), believes offer access to credit risk premium (as defined herein). Alternative lending securities are loans originated through non-traditional, or alternative, lending platforms, or securities that provide the Master Fund with exposure to such instruments. The “credit risk premium” is the difference in return between obligations viewed as low risk, such as high-quality, short-term government debt securities or bonds of a similar duration and risk profile, and securities issued by private entities or other entities which are subject to credit risk. The credit risk premium is positive when interest payments or other income streams received in connection with a pool of alternative lending securities, minus the principal losses experienced by the pool, exceed the rate of return for risk-free obligations. By investing in alternative lending securities, the Master Fund is accepting the risk that some borrowers will not repay their loans in exchange for the expected returns associated with the receipt of interest payments and repayment of principal by those that do. There is no assurance that the credit risk premium will be positive for the Master Fund’s investments at any time or on average and over time. However, the Master Fund seeks to benefit over the long-term from the difference between the amount of interest and principal received and losses experienced.

The alternative lending securities in which the Master Fund may invest are sourced through various alternative lending platforms (each, a “Platform”) as determined by the Investment Adviser. The Master Fund may invest in a broad range of alternative lending securities, including, but not limited to, (1) consumer loans, inclusive of specialty offerings such as education loans and elective medical loans; (2) small business loans, receivables and/or merchant cash advances, inclusive of specialty offerings such as purchasing and financing of future payment streams or asset-based financing; (3) specialty finance loans, including, but not limited to, automobile purchases, equipment finance, transportation leasing or short-term real estate financing; (4) tranches of alternative lending securitizations, including, but not limited to, residual interests and/or majority-owned affiliates (MOAs); and (5) to a lesser extent, fractional interests in alternative lending securities and other types of equity, debt or derivative instruments that the Investment Adviser believes are appropriate, except that the Master Fund will not invest in consumer loans that are of sub-prime quality as determined at the time of investment, and the Master Fund will not invest 45% or more of its Managed Assets in the securities of, or loans originated by, any single Platform or group of related Platforms. The Investment Adviser will make the determination that loans purchased by the Master Fund are not of subprime quality based on the Investment Adviser’s due diligence of the credit underwriting policies of the originating platform, which look to a number of borrower-specific factors to determine a borrower’s ability to repay a particular loan, including employments status, income, assets, education and credit bureau data where available. Although credit bureau data is only one factor considered in determining the credit quality of a borrower and a loan, when FICO data is available with respect to a borrower, in accordance with the guidelines, consumer loans made to a borrower with a FICO score below 600 at the time of investment will be deemed to be sub-prime.

The Master Fund may also purchase bonds and other debt securities backed by a pool of alternative lending securities. Initially, the Master Fund’s portfolio will consist substantially of whole loans. The Master Fund may invest across various Platforms, loan types, geographies and credit risk bands. The Master Fund anticipates that its investments will initially be sourced from Platforms based in the United States. In the future, the Master Fund’s investments may be sourced from Platforms domiciled outside the United States, including the United Kingdom and Europe. To the extent the Master Fund’s investments are sourced from Platforms domiciled outside the United States in the future, the investment limitations and requirements applicable to investments sourced from U.S. Platforms will be applicable to such Platforms. The Master Fund may also invest in other investment companies that invest in alternative lending securities. To the extent the Master Fund invests in real estate loans, such investments will be limited to real estate loans where, at the time of investment, the loan-to-value ratio of the property is less than or equal to 95%.

The Master Fund expects to invest primarily in unrated securities. Although the Master Fund’s fundamental policies described below do not permit the Master Fund to invest in consumer loans of sub-prime quality, some unrated securities purchased by the Master Fund may be of credit quality comparable to securities rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”). The Master Fund may invest, without limitation, in unrated securities that may be of a credit quality comparable to securities rated below investment grade. To the extent the Master Fund invests directly in fractional or whole interests in alternative lending securities, such investments will not include exposure to consumer loans that are of sub-prime quality. Otherwise, the fractional or whole interests in alternative lending securities or tranches of alternative lending securitizations in which the Master Fund may invest may be of a credit quality comparable to securities rated below investment grade. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

The Master Fund may also invest in both rated senior classes of asset-backed securities as well as unrated subordinated (“residual”) interests in pools of alternative lending securitizations. To the extent the Master Fund invests in residual interests in pools of alternative lending securitizations, a small number of loans in the pools may include consumer loans of sub-prime quality.

The Master Fund has adopted the below fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding Shares of the Master Fund. For more information on the Master Fund’s stated fundamental policies, please see “Investment Policies and Practices—Fundamental Policies” in the Master Fund’s Statement of Additional Information.

•	The Master Fund may not invest in consumer loans that are deemed to be of sub-prime quality at the time of investment, pursuant to guidelines developed by the Investment Adviser (described below) and implemented by the Platforms.

•	The Master Fund may not purchase alternative lending securities from Platforms whose primary business consists of originating sub-prime quality consumer loans.

•	The Master Fund may not purchase alternative lending securities deemed to be originated in emerging markets, pursuant to guidelines developed by the Investment Adviser and implemented by the Platforms.

•	The Master Fund may not purchase alternative lending securities from Platforms whose financial statements are not audited by a nationally recognized accounting firm and/or its international affiliates.

As described in further detail under “Alternative Lending,” an alternative lending Platform is a lending marketplace or lender other than a traditional lender such as a bank. In considering investments for the Master Fund, the Investment Adviser performs diligence on the Platforms from which the Master Fund purchases alternative lending securities. The Investment Adviser evaluates the process by which each Platform extends loans and loan-related services to borrowers, as well as the characteristics of the loans made available through each Platform. The Master Fund seeks to purchase loans from a Platform that meet certain criteria (such as maturities and durations, borrower and loan types, borrower credit quality and geographic locations of borrowers) and that provide broad exposure to that particular Platform’s loan originations. The Master Fund will only invest in or through alternative lending Platforms that will provide the Master Fund with a written commitment to deliver, on an ongoing basis, individual loan-level data that is updated as often as the Master Fund’s current net asset value (“NAV”) per Share is calculated to reflect updated information regarding the borrower or the loan itself. The Master Fund will only invest in loans for which the Investment Adviser can evaluate to its satisfaction the individual loan-level data related to the existence and valuation of the loans and used by the Master Fund for accounting purposes.

The Fund, through its investment in the Master Fund, pursues its investment objective by investing primarily in alternative lending securities, either directly or through one or more wholly-owned and controlled subsidiaries (each, a “Subsidiary”) formed by the Master Fund. These securities typically provide the Master Fund with exposure to loans originated by alternative lending Platforms.

The Master Fund will invest primarily in whole loans, but also may invest, to a lesser extent, in other types of alternative lending securities, which include

•	shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans (including “member-dependent payment notes” issued by some public Platforms domiciled in the United States, referred to as “fractional loans” herein);

•	securities issued by special purpose entities that hold either of the foregoing types of alternative lending securities (“asset-backed securities”);

•	equity or debt securities (publicly or privately offered), including warrants, of alternative lending Platforms or companies that own or operate alternative lending Platforms; and

•	derivative instruments (which may include options, swaps or other derivatives) that provide exposure to any of the investments the Master Fund may make directly or that hedge components of such investments.

A large portion of the Master Fund’s investments in loans may be unsecured and have speculative characteristics and therefore may be high risk, including the heightened risk of nonpayment of interest or repayment of principal. Such loans are not secured by any collateral, not guaranteed or insured by any third-party and not backed by any governmental authority in any way. The Master Fund may gain exposure directly or indirectly to loans that are unsecured, secured by a perfected security interest in an enterprise or specific assets of an enterprise or individual borrower, and/or supported by a personal guarantee by individuals related to the borrower. The loans to which the Master Fund will gain exposure may pay fixed or variable rates of interest, may have a variety of amortization schedules, may include borrowings that do not require amortization payments (i.e., are interest-only), and may have a term ranging from less than one year to thirty years or longer. This universe of investments is subject to change under varying market conditions and as alternative lending instruments and markets evolve over time.

Under normal circumstances, the Master Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, directly or indirectly in alternative lending securities. This policy may be changed without Shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Master Fund’s investment objective and strategy are non-fundamental and may be changed without Shareholder approval.

The Master Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Master Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, forwards, swaps, options, warrants, contracts for difference (“CFDs”), structured investments and other related instruments and techniques. The Master Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Such derivative transactions may subject the Master Fund to increased risk of principal loss due to unexpected movements in securities prices, interest rates, foreign exchange rates, credit spreads and imperfect correlations between the value of such instruments and the underlying instruments upon which derivatives transactions are based. Further, there can be no guarantee the Master Fund’s hedging activities will effectively offset any adverse impact of foreign exchange, interest rates or credit spread moves.

The Investment Adviser seeks to identify attractive alternative lending securities for consideration in connection with investments by the Master Fund. In implementing the Master Fund’s investment program, the Investment Adviser has broad discretion to invest in alternative lending securities of different types and relating to a variety of borrower types and geographic regions (including regions inside and outside the United States), subject to the Master Fund’s stated fundamental policies. The Master Fund anticipates that its investments will initially be sourced from Platforms based in the United States. In the future, the Master Fund’s investments may be sourced, without limitation, from Platforms domiciled outside or underwriting loans outside the United States, including in the United Kingdom and/or Europe (except emerging markets, as determined by the Platforms pursuant to guidelines developed by the Investment Adviser). The guidelines provide that generally, emerging market countries are countries that major international financial institutions (such as the World Bank) generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Within each geographic region and borrower type, the Investment Adviser has broad discretion to invest in securities that provide the Master Fund with a variety of exposures, including to risk and return characteristics, loan types, geographies and credit risk bands. Subject to any restrictions under applicable law (including diversification requirements under U.S. federal income tax law applicable to regulated investment companies), the Master Fund is not limited in terms of its exposure to any particular borrower profile or loan terms or characteristics, except as provided in the Master Fund’s stated fundamental policies. There is no stated limit on the percentage of assets the Master Fund may invest in a particular investment or the percentage of assets the Master Fund will allocate to any one loan type, borrower type, loan purpose, geographic region, borrower creditworthiness, term or form of security or guarantee permitted by the Master Fund’s fundamental policies. The Master Fund may, at times, focus its investments in instruments meeting one or more of these criteria.

There is currently no active secondary trading market available for loans in which the Master Fund will invest and, as a result, the Master Fund will primarily hold investments to maturity. However, the Master Fund may sell certain of its investments into a securitization and/or to unrelated third parties before maturity in circumstances that the Investment Adviser determines will provide the Master Fund with more attractive pricing, or liquidity at a more rapid pace than is expected from the amortization of the Master Fund’s underlying collateral.

The Master Fund may make investments in alternative lending securities directly or indirectly through one or more Subsidiaries. Each Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security that the Master Fund may hold directly. References herein to the Fund and the Master Fund include references to a Subsidiary in respect of the Master Fund’s exposure to alternative lending securities.

The Investment Adviser, as part of its portfolio construction process, performs diligence on the Platforms from which the Master Fund purchases alternative lending securities in order to evaluate both the process by which each Platform extends loans to borrowers and provides related services and the characteristics of the overall portfolio of loans made available through that Platform. As part of its diligence process, the Investment Adviser monitors on an ongoing basis the underwriting quality of each Platform through which it invests in alternative lending securities, including an analysis of the historical and ongoing “loan tapes” that includes loan underwriting data and actual payment experience for all individual loans originated by the Platform that are comparable to the loans purchased, or to be purchased, by the Master Fund. In addition, the Investment Adviser will conduct periodic meetings with the Platforms for purposes of assessing and evaluating the underwriting quality at each Platform for each loan type. Although the Master Fund conducts diligence on the Platforms, the Master Fund generally does not have the ability to independently verify the information provided by the Platforms respecting individual loans and other alternative lending securities, other than certain payment information regarding such instruments owned by the Master Fund, which the Master Fund will evaluate as payments are received. The Master Fund will monitor the characteristics of the alternative lending securities it purchases on an ongoing basis. Once the Master Fund acquires a loan from a Platform, the Platform will provide the Master Fund with certain information to enable the Investment Adviser to monitor the performance of the Master Fund’s overall portfolio and to determine whether such loans comply with the Master Fund’s investment criteria. The Master Fund will also periodically review certain aspects of the Platforms’ credit models and monitor the Platforms with a view toward ensuring that sound underwriting standards are maintained over time.

The Master Fund will not invest in alternative lending securities deemed to be of sub-prime quality at the time of investment pursuant to guidelines developed by the Investment Adviser. “Sub-prime” does not have a specific legal or market definition, but is understood in the credit marketplace to signify that a loan has a material likelihood that it will not be repaid. These guidelines look to a number of borrower-specific factors to determine a borrower’s ability to repay a loan, such as employment status, income, assets, education and credit bureau data where available. The Master Fund may also invest in subordinated classes of loans or other assets, including rated or unrated equity tranches, which may include in the pool consumer loans of sub-prime quality. These investments are typically considered to be illiquid and highly speculative, as they are more sensitive to defaults and realized losses in relation to underlying assets than other tranches and are required to absorb losses before the more senior classes are required to do so. Furthermore, these investments possess credit quality similar to below investment grade securities, which are often referred to as “junk,” and have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The Master Fund is not required to sell or otherwise dispose of any loan that loses its credit rating or has its credit rating reduced after the Master Fund has purchased it. The Master Fund will not invest in payday loans. “Payday loans” are deemed by the Investment Adviser to be a category of sub-prime unsecured consumer loans. Payday loans are typically small-dollar, short term loans that consumer borrowers promise to repay out of their next paycheck or regular income payment. Payday loans are usually priced at a fixed dollar fee, which represents the finance charge to the consumer borrower. Because these loans have relatively short terms to maturity, the cost of borrowing, when annualized, typically produces a very high annual percentage rate. Consumer borrowers who obtain payday loans frequently have limited financial capacity or blemished or insufficient credit histories that limit their access to lower cost borrowing alternatives. Determinations as to the eligibility of loans for purchase by the Fund will be made pursuant to guidelines developed by the Investment Adviser and implemented by the Platforms.

As set forth above, the Fund will attempt to achieve its investment objective by investing all or substantially all of its assets in the Master Fund.

Leverage

The Master Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks and/or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares and/or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. Following the completion of the Master Fund’s initial public offering of Shares, and subject to prevailing market conditions, the Master Fund initially expects to enter into a credit facility to add financial leverage to its portfolio representing up to 25% of the Master Fund’s Managed Assets (including the assets subject to, and obtained with the proceeds of, the leveraging activity). In addition, the Master Fund may engage in investment management techniques other than those noted above that may have similar effects as leverage, including, among others, forward foreign currency exchange contracts, futures contracts, call and put options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), forward contracts, loans of portfolio securities, when-issued, delayed delivery or forward commitment transactions and other derivative instruments. In the future, the Master Fund or a Subsidiary of the Master Fund may also use forms of leverage other than those described above.

The Master Fund or a Subsidiary of the Master Fund may incur leverage to the extent permitted by the 1940 Act. As a result, the Master Fund will (i) not incur indebtedness unless immediately after it incurs debt it has “asset coverage” of at least 300% of the aggregate outstanding principal amount of the indebtedness and (ii) limit the total aggregate liquidation value and outstanding principal amount of any preferred stock and debt securities or borrowings to 50% or less of the amount of the Master Fund’s Managed Assets (including the proceeds of debt securities or borrowings and preferred stock) less liabilities and indebtedness not represented by the Master Fund’s debt securities or borrowings and preferred stock, each in accordance with the requirements of the 1940 Act. The Master Fund has no present intention to issue preferred stock during the 12-month period following effectiveness of this registration statement. If at any time the Master Fund’s asset coverage for all borrowings falls below the levels permitted by the 1940 Act, the Master Fund will, within three business days, decrease its borrowings to the extent required. To make such payments, the Master Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. At times when the Master Fund’s borrowings are substantial, the interest expense to the Master Fund may result in the Master Fund having little or no investment income. The use of leverage by borrowing creates the potential for greater gains to shareholders of the Master Fund during favorable market conditions and the risk of magnified losses during adverse market conditions.

The Master Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time. In addition, the Master Fund or a Subsidiary of the Master Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act. The Master Fund will comply with the limitations on leverage imposed by the 1940 Act on a combined aggregate basis with its Subsidiaries, including derivatives. In addition, to the extent applicable to the investment activities of a Subsidiary, the Master Fund and the Subsidiary will comply with the same fundamental investment restrictions on an aggregate basis and will follow the same compliance policies and procedures as the Master Fund.

Leverage is a speculative technique that exposes the Master Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Master Fund’s portfolio will be magnified when the Master Fund uses leverage. The use of leverage is subject to risks and would cause the Master Fund’s NAV to be more volatile than if leverage were not used. For example, a rise in short-term interest rates, which currently are near historically low levels, might cause the Master Fund’s NAV to decline more if the Master Fund were using leverage than if the Master Fund were not using leverage. A reduction in the Master Fund’s NAV may cause a reduction in the market price of its Shares. The use of leverage also may cause greater volatility in the level of the Master Fund’s market price and distributions on the Shares.

The Master Fund pays the Investment Adviser a Management Fee based on a percentage of Managed Assets. Managed Assets include the proceeds realized from the Master Fund’s use of leverage as set forth in the Master Fund’s investment management agreement. If the Master Fund uses leverage, the amount of fees paid to the Investment Adviser for management services will be higher than if the Master Fund does not use leverage because the Management Fee paid is calculated based on the Managed Assets, which include assets purchased with leverage. Therefore, the Investment Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Investment Adviser and the investors purchasing Shares in the Fund (“Shareholders”), as only the Shareholders would bear the fees and expenses incurred through the Master Fund’s use of leverage. The Investment Adviser will base its decision regarding whether and how much to leverage the Master Fund solely on its assessment of whether such use of leverage will advance the investment objective of the Master Fund, and thus the Fund. The Investment Adviser will periodically review the Master Fund’s performance and use of leverage with the Board of the Master Fund.

There can be no assurance that the Master Fund’s leverage strategy will be successful or that the Master Fund will be able to use leverage at all. Developments in the credit markets may adversely affect the ability of the Master Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns, and potentially distributions, to the Shareholders.

For these reasons, the use of leverage for investment purposes is considered a speculative investment practice. Any such leveraging by the Master Fund or a Subsidiary of the Master Fund would be subject to the limitations of the 1940 Act, including the prohibition on the Master Fund issuing more than one class of senior securities, and asset coverage requirements. There is no assurance that the Master Fund’s leverage strategy will be successful. For a further discussion of the special risks the use of leverage creates for Shareholders, see “Risks—Leverage Risk.”

Alternative Lending

Alternative lending, which may include peer-to-peer lending, online lending or marketplace lending, describes a method of financing whereby borrowers and investors are matched via alternative lending Platforms to source credit transactions, reducing the role of more traditional financial institutions, such as commercial banks, from the process. These Platforms, which generally use multi-level credit and risk rating models to assess the creditworthiness of borrower members, typically match consumers, small or medium-sized businesses or other types of borrowers with investors that are interested in gaining investment exposure to the loans made to such borrowers. Prospective borrowers are usually required to grant the Platforms access to certain financial information, such as the intended purpose of the loan, income, employment information, credit score, debt-to-income ratio, credit history (including defaults and delinquencies) and/or home ownership status, or, in the case of small business loans, business financial statements and personal credit information regarding any guarantor, some of which information is made available to prospective lenders. The Platforms will often charge fees to borrowers or lenders to cover these screening and administrative costs. Based on this screening process and other relevant information, the Platform usually assigns its own credit rating to the borrower and sets an interest rate and terms for the requested borrowing. Platforms will then either match the borrowing requests with investors (or, in some cases, post the borrowing requests online for prospective lending members to assess and choose from) based on the interest rates the loans are expected to yield less any servicing or origination fees charged by the Platform or others involved in the lending arrangement, the terms of the loans, the background data the Platform provides respecting the borrowers and the credit rating assigned by the Platform. In some cases, a Platform partners with a bank to originate a loan to a borrower, after which the bank sells the loan to the Platform; alternatively, some Platforms may originate loans themselves. Some investors, including the Master Fund, may not review the particular characteristics of the individual loans in which they invest at the time of investment, but rather negotiate in advance with Platforms the general criteria of the investments, as described above. As a result, the Master Fund is dependent on the Platforms to collect and verify certain information about each loan and prospective borrower. Prospective borrowers supply a variety of information regarding the purpose of the loan, income, occupation and employment status to the Platforms. As a general matter, the Platforms do not verify the majority of this information, which may be incomplete, inaccurate, false or misleading. Prospective borrowers may misrepresent any of the information they provide to the Platforms, including their intentions for the use of the loan proceeds. Once the Master Fund acquires a loan from a Platform, the Platform will provide the Master Fund with certain information to enable the Investment Adviser to monitor the performance of the Master Fund’s overall portfolio and to determine whether such loans comply with the Master Fund’s investment criteria. The information provided by the Platform may include general geographic information, FICO scores, income and summary aggregate data, but such information may vary between Platforms. The Master Fund will generally not receive a borrower’s name, zip code, payment history, bank account information, or other more specific borrower information, all of which may be collected by the Platforms during the underwriting process.

Whole Loans. The Master Fund will invest primarily in whole loans. When the Master Fund invests directly or indirectly in whole loans, it will typically purchase all rights, title and interest in the loans pursuant to a whole loan purchase agreement directly from the Platform or its affiliate. The Platform or a third-party servicer typically continues to service the loans that it originates, collecting payments and distributing them to investors, less any servicing fees assessed against the Master Fund. The servicing entity typically will make all decisions regarding acceleration or enforcement of the loans following any default by a borrower. The Master Fund expects to engage a backup servicer in case any Platform or affiliate of the Platform ceases to exist or fails to perform its servicing functions. The Master Fund, as an investor in a whole loan, would be entitled to receive payment only from the borrower and/or any guarantor, and would not be entitled to recover any deficiency of principal or interest from the Platform if the underlying borrower defaults on its payments due with respect to a loan, except under very narrow circumstances, which may include fraud by the borrower in some cases. As described above, the whole loans in which the Master Fund may invest may be secured or unsecured.

Shares, Certificates, Notes or Other Securities. The Master Fund may also invest directly or indirectly in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans (“fractional loans”) or pools of whole loans. The Platform (or any separate special purpose entity organized by or on behalf of the Platform) may hold the whole loans underlying such securities on its books and issue to the Master Fund, as an investor, a share, certificate, note or other security, the payments on which track and depend upon the borrower payments on the underlying loans. As with whole loans, the Platforms or third-party servicers typically continue to service the underlying loans on which the performance of such securities is based. Such securities may be linked to any of the types of whole loans in which the Master Fund may invest directly. Such securities may also be fractional loans. These securities may be sold through registered public offerings or through unregistered private offerings.

Equity Securities. The Master Fund may invest directly or indirectly in public or private equity securities issued by alternative lending Platforms or companies that own or operate alternative lending Platforms (or their affiliates), including common stock, preferred stock, convertible stock and/or warrants. For example, the Master Fund may invest in securities issued by a Platform, which may provide the Platform with the financing needed to support its lending business. An equity interest in a Platform or related entity represents ownership in such company, which may provide voting rights and entitle the Master Fund, as a shareholder, to a share of the company’s success through dividends and/or capital appreciation. The Master Fund may also invest directly or indirectly in equity securities of both foreign and U.S. small and mid-cap companies. The equity investments in which the Master Fund may invest include common stock, preferred stock, rights and warrants and convertible securities.

Debt Securities. The Master Fund may invest directly or indirectly in debt securities (including loans) issued by alternative lending Platforms or companies that own or operate alternative lending platforms. The Master Fund may have exposure to the debt securities of U.S. or foreign issuers. These debt securities may have fixed or floating interest rates; may or may not be collateralized; and may be below investment grade or unrated but judged by the Investment Adviser to be of comparable quality (debt securities that are below investment grade are commonly called “junk bonds”). Debt securities are fixed or variable/floating-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Debt is generally used by corporations, individuals, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Some debt securities are “perpetual” in that they have no maturity date. The Master Fund has no limits as to the maturity of debt securities in which it invests directly or indirectly. Such investments may be within any maturity range (short, medium or long) depending on the Investment Adviser’s evaluation of investment opportunities available within the debt securities market. Similarly, the Master Fund has no limits as to the market capitalization range of the issuers. A debt investment made by the Master Fund could take the form of a loan, convertible note, credit line or other extension of credit made by the Master Fund to a Platform operator. The Master Fund would be entitled to receive interest payments on its investment and repayment of the principal at a set maturity date or otherwise in accordance with the governing documents.

Asset-Backed Securities. The Master Fund may invest in asset-backed securities, which are bonds and other debt securities backed by, or residual equity interests in, pools of alternative lending securities. These investments include bonds or other debt securities issued by special purpose vehicles (“SPVs”) established solely for the purpose of holding alternative lending debt securities and issuing securities (“asset-backed securities”) secured only by such underlying assets (which practice is known as securitization). The Master Fund may invest, for example, in an SPV that holds a pool of loans originated by a particular Platform. The SPV may enter into a service agreement with the operator or a related entity to ensure continued collection of payments, pursuit of delinquent borrowers and general interaction with borrowers in much the same manner as if the securitization had not occurred. The Master Fund may invest in both rated senior classes of asset-backed securities as well as residual classes of pools of alternative lending securities. The subordinated classes of alternative lending securities in which the Master Fund may invest are typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes.

Distributions

The Fund intends to declare and pay distributions of all or a portion of its net investment income on a quarterly basis and to distribute annually any realized capital gains. The Fund’s initial distribution is expected to be declared upon completion of the first full operating quarter and paid within 45 days after the Valuation Date, depending on market conditions. The initial distribution may be substantially lower than those the Fund anticipates making once the Fund has fully invested the proceeds of the offering in accordance with its investment objective. In addition, such distributions may include a return of capital.

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio, the amount of leverage utilized by the Fund and the Fund’s use of hedging. To permit the Fund to maintain a more stable quarterly distribution, the Fund may, from time to time, distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV (and indirectly benefit the Investment Adviser by increasing its fees) and, correspondingly, distributions from the Fund’s income will reduce the Fund’s NAV.

The Fund may make distributions in a taxable year that are in excess of the Fund’s current and accumulated “earnings and profits,” as determined for federal tax purposes. Any such excess is treated for tax purposes as a “return of capital.” Such a return of capital generally represents a return of a Shareholder’s investment rather than a distribution of earnings from investment activities. A return of capital would not be currently taxable to a Shareholder to the extent of the tax basis in their Shares. However, such a return of capital distribution will reduce the tax basis of Shares (but not below zero) and any amount in excess of the tax basis would generally be treated as capital gain. Such a reduction in tax basis would generally result in additional gain (or a lower loss), for tax purposes, when Shares are subsequently sold. As a result, a Shareholder receiving a return of capital will be more likely to have, or to have a greater amount of, a future taxable gain. Each year, information will be provided regarding the character of distributions for federal tax purposes, including amounts treated as returns of capital. See “Distribution Policy.”

Unless a Shareholder elects otherwise, all distributions will be automatically reinvested in additional Shares of the Fund pursuant to the Dividend Reinvestment Plan (“DRIP”). For U.S. federal income tax purposes, all dividends are generally taxable in the same manner, whether a Shareholder takes them in cash or they are reinvested pursuant to the DRIP in additional Shares of the Fund. A Shareholder whose distributions are reinvested in Shares under the DRIP generally will be treated as having received a dividend equal to the fair market value of the additional previously authorized but unissued Shares from the Fund (“Newly Issued Shares”) issued to the Shareholders if Newly Issued Shares are issued under the Plan. See “Automatic Dividend Reinvestment Plan.”

The Offering

The Fund is offering on a continuous basis through Morgan Stanley Distribution, Inc. (the “Distributor”) $500,000,000 in shares of beneficial interest (“Shares”) at an initial offering price of $1,000 per Share. The Distributor may enter into selected dealer agreements with various brokers and dealers (in such capacity, “Service Agents”) that have agreed to participate in the distribution of the Fund’s Shares. The Distributor is an affiliate of the Adviser and may be affiliated with one or more Service Agents. See “Plan of Distribution.” Shares may be purchased as of the first business day of each month at the Fund’s then current NAV per Share, plus any applicable sales load, from the Distributor or a Service Agent. See “Calculation of Net Asset Value.” Investors purchasing Shares in the Fund (“Shareholders”) may be charged a sales load of up to 3% of the amount of the investor’s purchase. The Distributor and/or a Service Agent may, in its discretion, waive the sales load for certain investors. See “Purchases of Shares.”

Board of Trustees

The Fund has a Board of Trustees (each member a “Trustee” and, collectively, the “Board of Trustees”) that has overall responsibility for monitoring and overseeing the Fund’s Investment Adviser’s implementation of the Fund’s operations and investment program. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Fund or the Investment Adviser. The same Trustees also serve as the Master Fund’s Board of Trustees. See “Management of the Fund and the Master Fund.”

The Investment Adviser

Morgan Stanley AIP GP LP serves as the Master Fund’s investment adviser (the “Investment Adviser”). The Investment Adviser is a limited partnership formed under the laws of the State of Delaware. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Investment Adviser is an affiliate of Morgan Stanley. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The day-to-day portfolio management, short-term cash management and operations of the Master Fund are the responsibility of Mark L.W. van der Zwan, Chief Investment Officer and head of the AIP Hedge Fund Team; Ken Michlitsch, Executive Director and Portfolio Manager; Jarrod Quigley, Managing Director and Portfolio Manager; and Brian Ksenak, Executive Director and Investment Analyst, subject to oversight by the Board of Trustees. See “Management of the Fund and the Master Fund.”

Management Fee

In consideration of the advisory and other services provided by the Investment Adviser to the Master Fund, the Master Fund pays the Investment Adviser a monthly fee of 0.0625% (0.75% on an annualized basis) of the Master Fund’s Managed Assets (the “Management Fee”). The Management Fee is computed based on the value of the Managed Assets of the Master Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased by the Master Fund as of the end of the month).

Distribution and Shareholder Servicing Fee

The Fund pays the Distributor, and the Distributor pays each Service Agent (which may include financial institutions and other industry professionals in addition to broker-dealers) that enters into a Distribution and Shareholder Servicing Agreement with the Distributor, a monthly distribution and shareholder servicing fee of up to 0.0625% (0.75% on an annualized basis) of the NAV of the outstanding Shares attributable to the clients of the Service Agent who are invested in the Fund through the Service Agent. In exchange for this fee, the Service Agent provides distribution, marketing and/or sales support services, including making the Fund available as an investment option to the Service Agent’s clients, offering the Fund as an option on any distribution “platform” the Service Agent administers, making information about the Fund available to clients, including the Fund’s Prospectus, statement of additional information and sales literature, engaging in education or marketing activities about the Fund and its characteristics and retaining or utilizing the services of sales professionals, consultants and other personnel to assist in marketing shares of the Fund to clients. In addition, each Service Agent provides the following shareholder services: assisting in establishing and maintaining accounts and records relating to clients that invest in Shares, processing dividend and distribution payments from the Fund on behalf of clients, arranging for bank wires following Fund notification, responding to client inquiries relating to the services performed by the Service Agent, responding to routine inquiries from clients concerning their investments in Shares, assisting clients in changing account designations and addresses, assisting in processing client repurchase requests and providing such other similar services as permitted under applicable statutes, rules and regulations. In certain instances, a Service Agent may enter into an agreement with the Fund directly to provide shareholder services and the Fund may pay such Service Agent a fee for such services.

Fees and Expenses

The Fund (and thus indirectly the Shareholders) bears all expenses incurred in the business of the Fund, as well as indirectly its pro rata portion of all expenses incurred by the Master Fund and certain ongoing costs associated with the Fund’s continuous offering of Shares (mostly printing expenses) described in this Prospectus. See “Summary of Fees and Expenses” and “Fund and Master Fund Expenses.”

U.S. Bancorp Fund Services, LLC (“USBFS”), as Master Fund administrator, performs certain administration, accounting and investor services for the Fund. In consideration for these services, the Master Fund pays USBFS an annual fee calculated based upon the average net assets of the Fund, subject to a minimum monthly fee, and reimburses certain of USBFS’s expenses.

Dividends reinvested through the Fund’s Dividend Reinvestment Plan will increase the Fund’s Managed Assets and average net assets on which the Management Fee and administration fees, respectively, are payable to the Investment Adviser and Fund administrator.

Valuation

The Master Fund anticipates using a third party valuation agent for Master Fund valuation on a monthly basis. The valuation agent utilizes current individual loan data that includes both loan terms and borrower characteristic details obtained from the Platforms. There is no assurance that the Master Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Master Fund would incur a loss because a portfolio security is sold at a discount to its established value. If securities are mispriced, Shareholders could lose money upon redemption or could pay too much for Shares purchased. See “Calculation of Net Asset Value” and “Valuation Risk.”

Potential Conflicts of Interest

The investment activities of the Investment Adviser and its affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund and/or the Master Fund. Morgan Stanley, an affiliate of the Investment Adviser, is a diversified global financial services firm involved in a broad spectrum of financial services and asset management activities and may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund, the Master Fund or their shareholders. See “Potential Conflicts of Interest.”

Purchase of Shares

The minimum initial investment in the Fund by an investor is $50,000. Additional investments in the Fund must be made in a minimum amount of $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Investment Adviser or their affiliates). Additionally, the Fund may waive or reduce such minimum initial and additional investment amounts (as well as the application and funding deadlines described below) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Investment Adviser. The Fund will notify Shareholders in writing of any changes in the investors that are eligible for such reductions.

The Fund will accept initial and additional purchases of Shares as of the first day of each calendar month. The investor must submit a completed application form five business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds three business days prior to the applicable purchase date in the full amount of the purchase (to enable the Master Fund to invest the proceeds as of the applicable purchase date). An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor. See “Additional Risks—Possible Exclusion of a Shareholder Based on Certain Detrimental Effects.”

Investor Suitability

An investment in the Fund involves a considerable amount of risk. A Shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund’s portfolio is expected to be substantially illiquid. Investors have no right to require the Fund to redeem their Shares in the Fund. See “Additional Risks—Closed-End Fund; Liquidity Risks.”

In addition, Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. See “Repurchases and Transfers of Shares—Repurchases of Shares.”

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions

Each of the Fund and the Master Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

A Shareholder will not be able to redeem his, her or its Shares on a daily basis because the Fund and the Master Fund are closed-end funds. In addition, with very limited exceptions, the Fund’s Shares are not transferable, and liquidity will be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited and, potentially, no liquidity of the Shares and should be viewed as a long-term investment. See “Additional Risks—Closed-End Fund; Liquidity Risks.”

Repurchases of Shares by the Fund

The Fund does not currently intend to list its Shares on any securities exchange and does not expect a secondary market in the Shares to develop. As a result, if you purchase Shares, your ability to sell your Shares will be limited.

No Shareholder has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders, and each such repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Master Fund with respect to shares of the Master Fund. Each such similar offer by the Master Fund with respect to shares of the Master Fund will generally apply to up to approximately 5% to 25% of the net assets of the Master Fund. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board of Trustees will consider the recommendations of the Investment Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Investment Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offers to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 90 days prior to the applicable repurchase date. The Investment Adviser expects to commence the first tender offer as of the end of the second calendar quarter following the Fund’s launch.

The Fund’s assets consist primarily of its interest in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. The Fund will not conduct a repurchase offer for Shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund’s shares. The Fund’s Board of Trustees also serves as the Board of Trustees for the Master Fund and the Board of Trustees expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Fund to meet its obligations under its repurchase offers. However, there are no assurances that the Board of Trustees will, in fact, decide to undertake such a repurchase offer. The Fund cannot make a repurchase offer larger than a repurchase offer made by the Master Fund. The Master Fund’s repurchase offers will generally apply to up to 5% to 25% of the net assets of the Master Fund. The Master Fund will make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may affect the size of the Master Fund’s offers. Subject to the Master Fund’s investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. The Fund also has the right to repurchase all of a Shareholder’s Shares at any time if, for any reason, the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s Agreement and Declaration of Trust. In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders. In addition, the Fund has the right at any time to repurchase at NAV the Shares of a Shareholder, or any person acquiring Shares through a Shareholder, in accordance with the Agreement and Declaration of Trust and Section 23 of the 1940 Act and any applicable rules thereunder, including Rule 23c-2.

Reports to Shareholders

The Fund furnishes to Shareholders, as soon as practicable after the end of each taxable year, information on Form 1099 as is required by law to assist the Shareholders in preparing their tax returns. The Fund prepares, and transmits to Shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders also are sent reports on at least a quarterly basis regarding the Fund’s operations during each quarter.

Term

The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents.

Special Risk Considerations

An investment in the Fund involves a high degree of risk and may involve loss of capital, up to the entire amount of a Shareholder’s investment. Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. For a complete discussion of the risks of investing in the Fund, see “Risk Considerations” and “Additional Risks.”

Loans may carry risk and be speculative. Loans are risky and speculative investments. The loans are obligations of the borrower and depend entirely for payment on receipt of payments by a borrower. If a borrower fails to make any payments, the amount of interest payments received by the Master Fund will be reduced. Many of the loans in which the Master Fund will invest will be unsecured personal loans. However, the Master Fund may invest in business and specialty finance, including secured loans. If borrowers do not make timely payments of the interest due on their loans, the yield on the Master Fund’s Shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the Master Fund’s NAV will decrease. Uncertainty and negative trends in general economic conditions in the United States and abroad, including significant tightening of credit markets, historically have created a difficult environment for companies in the lending industry. Many factors may have a detrimental impact on the Platforms’ operating performance and the ability of borrowers to pay principal and interest on loans. These factors include general economic conditions, unemployment levels, energy costs and interest rates, as well as events such as natural disasters, acts of war, terrorism and catastrophes.

Risks related to alternative lending securities include:

Prepayment Risk. Borrowers may have the option to prepay all or a portion of the remaining principal amount due under a borrower loan at any time without penalty. In the event of a prepayment of the entire remaining unpaid principal amount of a borrower loan in which the Master Fund invests, the Master Fund will receive such prepayment but further interest will not accrue on such loan after the date of the prepayment. If the borrower prepays a portion of the remaining unpaid principal balance, interest will cease to accrue on the prepaid portion, and the Master Fund will not receive all of the interest payments that it expected to receive.

When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Master Fund may have to invest the proceeds in loans or other securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation), as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Master Fund will generally be at lower rates of return than the return on the assets that were prepaid, which may result in a decline in the Master Fund’s income and distributions to Shareholders. Prepayment reduces the yield to maturity and the average life of a loan or other security.

Interest Rate Risk. Interest rate risk is the risk that investments will decline in value because of changes in market interest rates. When interest rates rise the market value of a loan or other debt securities generally will fall, and when interest rates fall the market value of such securities generally rise. The Master Fund’s investment in such securities means that the NAV and market price of the Shares may decline if market interest rates rise. This risk may be particularly acute because market interest rates have recently been at historically low levels and because the U.S. Federal Reserve ended its quantitative easing program and has begun to raise rates. Moreover, an increase in interest rates could negatively affect financial markets generally, increase market volatility and reduce the liquidity of securities and loans in which the Master Fund may invest. During periods of rising interest rates, the average life of certain types of loans or other securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the value of the security. This is known as extension risk. Investments in loans or other debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Master Fund’s investments in common shares or other equity securities may also be influenced by changes in interest rates.

Investments in variable rate loans or other debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable rate instruments will not generally increase in value if interest rates decline. Synthetic variable rate debt instruments include the additional risk that the derivatives transactions used to convert a fixed interest rate into a variable interest rate may not work as effectively as intended, such that the Master Fund is worse off than if it had invested directly in variable rate debt instruments. Inverse variable rate debt securities may also exhibit greater price volatility than a fixed-rate debt obligation with similar credit quality. To the extent the Master Fund holds variable rate instruments, a decrease (or, in the case of inverse variable rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Shares.

Default Risk. Loans have substantial vulnerability to default in payment of interest and/or repayment of principal. In addition, at times the repayment of principal or interest may be delayed. Certain of the loans in which the Master Fund may invest have large uncertainties or major risk exposures to adverse conditions, and should be considered to be predominantly speculative. Loan default rates may be significantly affected by economic downturns or general economic conditions beyond the Master Fund’s control. In particular, default rates on loans may increase due to factors such as prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, currency values, energy prices, changes in consumer spending, the number of personal bankruptcies, disruptions in the credit markets and other factors. The significant downturn in the global economy that occurred several years ago caused default rates on consumer loans to increase.

The default history for loans may differ from that of the Master Fund’s investments. Loan losses (which may include both defaults and charge-offs) differ across Platforms and by loan type. Since 2008, certain Platforms in which the Master Fund may invest have reported cumulative loan losses of approximately 1% to 10% in aggregate for higher-rated, lower risk loans and 10% to 20% in aggregate for lower-rated, higher risk loans. However, the default history for loans sourced via Platforms is limited, actual defaults may be greater than indicated by historical data and the timing of defaults may vary significantly from historical observations. Generally, in a rising interest rate environment, default rates may increase compared to their historical averages. The Platforms make payments ratably on an investor’s investment only if they receive the borrower’s payments on the corresponding loan. If the Platforms do not receive payments on the corresponding loan related to an investment, the investor will not be entitled to any payments under the terms of the investment. Further, investors may have to pay a Platform an additional servicing fee for any amount recovered on a delinquent loan and/or by the Platform’s third-party collection agencies assigned to collect on the loan. The Master Fund may be limited in its ability to recover any outstanding principal and interest under the loans because substantially all of the loans may be unsecured or undercollateralized, the loans will not be guaranteed or insured by any third-party or backed by any governmental authority, legal enforcement of the loans may be impracticable due to the relatively small size of the loans and the Master Fund will not have the ability to directly enforce creditors’ rights under the loans.

Credit Risk. Credit risk is the risk that a borrower or an issuer of a debt security or preferred stock, or the counterparty to a derivatives contract, will be unable to make interest, principal, dividend, or other payments when due. In general, lower rated securities carry a greater degree of credit risk. If rating agencies lower their ratings of securities in the Master Fund’s portfolio or if the credit standing of borrowers of loans in the Master Fund’s portfolio decline, the value of those obligations could decline. In addition, the underlying revenue source for a debt security, a preferred stock or a derivatives contract may be insufficient to pay interest, principal, dividends or other required payments in a timely manner. Because a significant primary source of cash available for income distributions by the Master Fund is the interest, principal and other payments on loans in which it invests, any default by a borrower could have a negative effect on the Master Fund’s ability to pay dividends on Shares and/or cause a decline in the value of Master Fund assets. Even if the borrower or issuer does not actually default, adverse changes in the borrower’s or issuer’s financial condition may negatively affect the borrower’s or issuer’s credit ratings or presumed creditworthiness. These developments would adversely affect the market value of the borrower’s or issuer’s obligations or the value of credit derivatives if the Master Fund has sold credit derivatives.

Risk of Unsecured Loans. Many of the Master Fund’s investments are associated with loans that are unsecured obligations of borrowers. This means that they are not secured by any collateral, not insured by any third party, not backed by any governmental authority in any way and typically not guaranteed by any third party. When a borrower defaults on an unsecured loan, the holder’s only recourse is generally to sell the holder’s rights to principal or interest recovered at a discount to face value, or to accelerate the loan and enter into litigation to recover the outstanding principal and interest. There is no assurance that such litigation would result in full repayment of the loan and the costs of such measures may frequently exceed the outstanding unpaid amount of the borrowing. The Master Fund generally will need to rely on the efforts of the Platforms, servicers or their designated collection agencies to collect on defaulted loans and there is no guarantee that such parties will be successful in their efforts to collect on loans. In addition, the Master Fund’s investments in shares, certificates, notes or other securities representing an interest in a special purpose entity organized by an alternative lending Platform and the right to receive principal and interest payments due on whole loans or fractions of whole loans owned by such entity are typically unsecured obligations of the issuer. As a result, the Master Fund generally may not look to the underlying loans to satisfy delinquent payments on such interests, even though payments on such interests depend entirely on payments by underlying borrowers on their loans.

Competition and Risks of Locating Suitable Investments; Ramp-Up Period. The success of the Master Fund will be dependent upon the Investment Adviser’s ability to identify and make suitable investments. The business in which the Master Fund will operate, however, is highly competitive, rapidly changing and involves a high degree of risk. The Master Fund will be competing with a number of other sources of capital having an investment objective similar to those of the Master Fund. Some of the Master Fund’s competitors may have higher risk tolerance or different risk assessments. These characteristics could allow the Master Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than the Master Fund is able to. The Master Fund may lose investment opportunities if it does not match its competitors’ pricing and terms. If the Master Fund is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Master Fund’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Master Fund’s competitors are not subject to the regulatory restrictions that the 1940 Act and other regulations impose on it as a closed-end fund. Furthermore, there is a risk that the Master Fund will not be able to deploy its capital or reinvested capital in a timely or efficient manner given the increased demand for suitable loans. The rate of reinvestment of such capital would be contingent on the availability of suitable inventory at that time. The Master Fund may be unable to find a sufficient number of attractive loans to meet its investment objective.

The Master Fund depends on the Platforms’ ability to attract and identify sufficient borrower members to meet investor demand. If there are not sufficient qualified loan requests, the Master Fund may be unable to deploy or reinvest its capital in a timely or efficient manner. In such event, the Master Fund may be forced to invest in cash, cash equivalents, or other assets that fall within its investment policy, all of which generally offer lower returns than the Master Fund’s target returns from investments in loans. Pending deployment of the net proceeds of the offering, the Master Fund intends to invest cash held in cash deposits, cash equivalents and fixed income instruments for cash management purposes. Interim cash management is likely to yield lower returns than the expected returns from investments.

While the Master Fund expects it will be able to invest substantially all of the net proceeds of the offering in loans and other securities that meet the Master Fund’s investment objective and policies within six months after the completion of the offering, there are no assurances that there will be sufficient suitable loans in which to invest the Master Fund’s proceeds within this time frame. Moreover, there can be no assurance as to how long it will take for the Master Fund to invest any or all of the net proceeds of the offering, if at all, and the longer the period the greater the likelihood that the Master Fund’s performance will be materially adversely affected.

Platform Risk. The Master Fund is highly dependent on the Platforms for loan data, origination, sourcing and servicing. Alternative lending is a relatively new lending method, and the Platforms themselves have limited operating histories. The interest rates on loans are generally fixed by the Platforms on the basis of an analysis of the borrower’s credit. The analysis is done through credit decisions and scoring models that may prove to be inaccurate, be based on false, misleading or inaccurate information, be subject to programming or other errors and/or be ineffective entirely. Further, the Master Fund’s Investment Adviser may not be able to perform any independent follow-up verification on borrowers. As a general matter, borrowers assessed as having a higher risk of default are assigned higher rates. The Master Fund’s investment in any loan is not protected by any government guarantee.

The Platforms are for-profit businesses; they generate revenue by collecting a one-time fee on funded loans from borrowers or lenders and by assessing a loan servicing fee to investors such as the Master Fund (either a fixed amount annually or a percentage of the loan amount). Bankruptcy of the Platform that facilitated a loan may also put the Master Fund’s investment at risk. An investor may become dissatisfied with the Platform’s marketplace if a loan underlying its investment is not repaid and it does not receive full payment. As a result, such Platform’s reputation may suffer and the Platform may lose investor confidence, which could adversely affect investor participation on the Platform’s marketplace. When transacting on certain Platforms, the Master Fund may be required to advance cash to be held in a clearing account for a short time before the loan is transferred to the Master Fund in return for an irrevocable right to receive a loan from a Platform. In the event of the bankruptcy or insolvency of the Platform, the Master Fund may sustain losses and/or experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Master Fund will engage a backup servicer in the event that any Platform or servicing affiliate of the Platform ceases to exist or fails to perform its servicing functions.

The Platforms have a limited operating history at their current scale, and they have encountered and will continue to encounter risks, uncertainties, expenses and difficulties, including: navigating complex and evolving regulatory and competitive environments; increasing the number of borrowers and investors utilizing their marketplace; increasing the volume of loans facilitated through their marketplace and transaction fees received for matching borrowers and investors through their marketplace; entering into new markets and introducing new loan products; continuing to revise the marketplace’s proprietary credit decisions and scoring models; continuing to develop, maintain and scale their Platforms; effectively using limited personnel and technology resources; effectively maintaining and scaling their financial and risk management controls and procedures; maintaining the security of the Platform and the confidentiality of the information provided and utilized across the Platform; and attracting, integrating and retaining an appropriate number of qualified employees. If Platforms are not able to effectively address these requirements in a timely manner, the Platforms’ businesses and the results of their operations may be harmed, which may reduce the possible available investments for the Master Fund.

Multiple banks may originate loans for the Platforms. If such a bank were to suspend, limit or cease its operations, or a Platform’s relationship with a bank were to otherwise terminate, such Platform would need to implement a substantially similar arrangement with another funding bank, obtain additional state licenses or curtail its operations. Transitioning loan originations to a new funding bank is untested and may result in delays in the issuance of loans or may result in a Platform’s inability to facilitate loans. If a Platform is unable to enter in an alternative arrangement with a different funding bank, the Platform would need to obtain a state license in each state in which it operates in order to enable it to originate loans, as well as comply with other state and federal laws, which would be costly and time-consuming. If a Platform is unsuccessful in maintaining its relationships with the funding banks, its ability to provide loan products could be materially impaired and its operating results would suffer. The Master Fund is dependent on the continued success of the Platforms that originate the Master Fund’s loans. If such Platforms were unable or impaired in their ability to operate their lending business, the Investment Adviser may be required to seek alternative sources of investments (e.g., loans originated by other Platforms), which could adversely affect the Master Fund’s performance and/or prevent the Master Fund from pursuing its investment objective and strategies.

As discussed above, the Platforms make payments ratably on an investor’s investment only if they receive the borrower’s payments on the corresponding loan. There may be a delay between the time the Platform receives a borrower’s principal and interest payments and distributes the proceeds to investors, including the Master Fund. This time delay may, among other things, adversely affect the valuation of the Master Fund’s portfolio or prevent the Master Fund from taking advantage of certain investment opportunities.

The Platforms depend on debt facilities and other forms of debt in order to finance most of the loans they make to their customers. However, these financing sources may not continue to be available beyond the current maturity date of each debt facility, on reasonable terms or at all. As the volume of loans that a Platform makes to customers increases, it may require the expansion of its borrowing capacity on its existing debt facilities and other debt arrangements or the addition of new sources of capital. The availability of these financing sources depends on many factors, some of which are outside of the Platform’s control. The Platforms may also experience the occurrence of events of default or breaches of financial or performance covenants under their debt agreements, which could reduce or terminate their access to institutional funding.

Security breaches of customers’ confidential information that the Platforms store may harm a Platform’s or the Master Fund’s reputation and expose them to liability. The collection, processing, storage, use and disclosure of personal data could give rise to liabilities as a result of governmental regulation, conflicting legal requirements or differing views of personal privacy rights. A Platform’s ability to collect payment on loans and maintain accurate accounts may be adversely affected by computer viruses, physical or electronic break-ins, technical errors and similar disruptions. A Platform and its internal systems rely on software that is highly technical, and if it contains undetected errors, the Platform’s business could be adversely affected. A Platform may rely on data centers to deliver its services. Any disruption of service at these data centers could interrupt or delay a Platform’s ability to deliver its service to its customers. The Platforms’ businesses are subject to the risks of earthquakes, fire, power outages, floods and other catastrophic events, and to interruption by man-made problems such as strikes and terrorism. Demand for the Platforms’ loans may decline if they do not continue to innovate or respond to evolving technological changes. A Platform may evaluate, and potentially consummate, acquisitions, which could require significant management attention, disrupt the Platform’s business, and adversely affect its financial results. Because some investors may come to a Platform’s website via hyperlinks from websites of referral partners, it is possible that an unsatisfied investor could make a claim against such Platform based on the content of these third-party websites that could result in claims that are costly to defend and distracting to management. A Platform may be sued by third parties for alleged infringement of their proprietary rights, which could harm such Platform’s business. It may be difficult and costly to protect the Platforms’ intellectual property rights, and a Platform may not be able to ensure its protection. Some aspects of a Platform may include open source software, and any failure to comply with the terms of one or more of these open source licenses could negatively affect a Platform’s business.

Online lending is a new industry operating in an unsettled legal environment. Participants may be subject in certain cases to higher risk of litigation alleging violations of federal and state laws and regulations and consumer law torts, including fraud. There is a risk that should regulatory or legal action be concluded in the favor of borrowers, the Master Fund may be required to modify the terms of its loans and potentially realize a loss or a lower return on its investments.

In the event that the number of Platforms through which the Master Fund invests were to be limited in number, whether due to termination of existing agreements or failure to secure agreements or other terms with other Platforms, the Master Fund may be subject to certain risks associated with investing through a small number of Platforms. Investing in a limited number of Platforms and/or in loans that were originated using a particular Platform’s borrower credit criteria exposes the Master Fund’s investments to a greater risk of default and risk of loss. The fewer Platforms through which the Master Fund invests in or acquires loans, the greater the risks associated with those Platforms changing their arrangements will become. For instance, the Platforms may change their underwriting and credit models, borrower acquisition channels and quality of debt collection procedures in ways which may make such loans unsuitable for investment by the Master Fund. In addition, a Platform may become involved in a lawsuit, which may adversely impact that Platform’s performance and reputation and, in turn, the Master Fund’s portfolio performance.

Servicer Risk. The Master Fund expects that all of its direct and indirect investments in loans originated by alternative lending Platforms will be serviced by a Platform or a third-party servicer. In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Master Fund in respect of its investments or increase the costs associated with the Master Fund’s investments. If the servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that the Master Fund’s investments could be re-characterized as a secured loan from the Master Fund to the Platform, as described more fully (with respect to the potential bankruptcy of a Platform) under “Risks Relating to Compliance and Regulation of Online Lending Participants in the United States,” which could result in uncertainty, costs and delays from having the Master Fund’s investment deemed part of the bankruptcy estate of the Platform, rather than an asset owned outright by the Master Fund.

Potential Inaccuracy of Information Supplied by Prospective Borrowers. The Master Fund is dependent on the Platforms to collect and verify certain information about each loan and prospective borrower. Prospective borrowers supply a variety of information regarding the purpose of the loan, income, occupation and employment status that is included in the Platforms’ underwriting. As a general matter, the Platforms may not verify the majority of this information, which may be incomplete, inaccurate, false or misleading. Prospective borrowers may misrepresent any of the information they provide to the Platforms, including their intentions for the use of loan proceeds. As a general matter, the Platforms may not verify any statements by prospective borrowers as to how loan proceeds are to be used nor confirm after loan funding how loan proceeds were used. To the extent false, misleading or incomplete information was supplied, it could adversely affect the Master Fund’s income and distributions to Shareholders.

Risks Associated with the Platforms’ Credit Scoring Models. A prospective borrower is assessed by a Platform based on a number of factors, such as the borrower’s credit score and credit history. Credit scores are produced by third-party credit reporting agencies based on a borrower’s credit profile, including credit balances, available credit, timeliness of payments, average payments, delinquencies and account duration. This data is furnished to the credit reporting agencies by the creditors. A credit score or loan grade assigned to a borrower member by a Platform may not reflect that borrower’s actual creditworthiness because the credit score may be based on outdated, incomplete or inaccurate reporting data.

The Platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors, prove to be ineffective, or the data provided by borrowers or third parties may be incorrect or stale. If any of this occurs, loan pricing and approval processes could be negatively affected, resulting in mispriced or misclassified loans, which could ultimately have a negative impact on the Master Fund’s income and distributions to Shareholders.

Additionally, it is possible that following the date of any credit information received, a borrower member may have become delinquent in the payment of an outstanding obligation, defaulted on a pre-existing debt obligation, taken on additional debt, applied simultaneously for a loan through multiple Platforms, or sustained other adverse financial or life events resulting in a reduction in the borrower’s creditworthiness. Also, if this information becomes unavailable or becomes more expensive to access, it could increase the Platforms’ costs as they seek alternative sources of information.

In performing its credit analysis, each Platform will be reliant on the borrower’s credit information, which may be out of date, incomplete or inaccurate. In addition, for consumer loans, the Platforms will likely not have access to consolidated financial statements or other financial information about the borrowers, and the information supplied by borrowers may be inaccurate or intentionally false. Unlike traditional lending, the Platforms will not be able to perform any independent follow-up verification with respect to a borrower member, as the borrower member’s name, address and other contact details remain confidential.

Because of these factors, the Investment Adviser may make investment decisions based on outdated, inaccurate or incomplete information.

Risk of Increase in Consumer Credit Default Rates. The Master Fund’s investment strategy and valuation of portfolio investments is dependent on projected consumer default rates. Because alternative lending Platforms are relatively new, default history for loans sourced via Platforms is limited. Actual defaults may be greater than indicated by historical data, and the timing of defaults may vary significantly from historical observations. Importantly, historical observations do not cover any period of severe economic downturn. In addition, consumer credit card defaults have recently increased. It is unclear whether this trend will continue; however, any future downturns in the economy may result in high or increased loan default rates, including with respect to consumer credit card debt. Furthermore, in a rising interest rate environment, default rates are likely to increase compared to their historical averages. Significant increases in default rates could impact the Master Fund’s ability to provide quarterly liquidity to its Shareholders. See “Limited Secondary Market and Liquidity of Alternative Lending Securities.”

Limited Secondary Market and Liquidity of Alternative Lending Securities. Alternative lending securities generally have a maturity between one to seven years. Investors acquiring alternative lending securities directly through Platforms and hoping to recoup their entire principal must generally hold their loans through maturity. There is also currently no active secondary trading market for loans in which the Master Fund will invest, and there can be no assurance that such a market will develop in the future. The Master Fund is dependent on the Platforms to sell the Master Fund loans that meet the Master Fund’s investment criteria. There is currently very limited liquidity in the secondary trading of these investments. Alternative lending securities are not at present listed on any national or international securities exchange. Until an active secondary market develops, the Master Fund will primarily adhere to a “purchase and hold” strategy and will not necessarily be able to access significant liquidity. In the future, the Master Fund may purchase alternative lending securities from a secondary market to the extent such a market exists, including privately negotiated secondary purchases. In the event of adverse economic conditions in which it would be preferable for the Master Fund to sell certain of its loans, the Master Fund may not be able to sell a sufficient proportion of its portfolio as a result of liquidity constraints. In such circumstances, the overall returns to the Master Fund from its investments may be adversely affected. In addition, the limited liquidity may cause a Platform’s other investors and potential investors to consider these investments to be less appealing, and demand for these investments may decrease, which may adversely affect the Platforms’ business. Moreover, certain alternative lending securities are subject to certain additional significant restrictions on transferability. The lack of an active secondary trading market, coupled with significant increases in default rates, could impact the Master Fund’s ability to provide quarterly liquidity to its Shareholders.

Loans are Generally not Secured by any Collateral or Guaranteed or Insured by any Third Party. The ability of the Master Fund to earn revenue is completely dependent upon payments being made by the borrower of the loan acquired by the Master Fund through a Platform. The Master Fund (as a “lender member”) will receive payments under any loans it acquires through a Platform only if the corresponding borrower through that Platform (as a “borrower member”) makes payments on the loan.

As a general matter, most loans are unsecured obligations of the borrowers. Thus, as a general matter, they are not secured by any collateral, not guaranteed or insured by any third party and not backed by any governmental authority in any way. The Platforms and their designated third-party collection agencies may be limited in their ability to collect on loans. The Master Fund must typically rely on the collection efforts of the Platforms and their designated collection agencies and does not generally expect to have any direct recourse against borrower members, will not be able to obtain the identity of the borrower members in order to contact a borrower about a loan and will otherwise have no ability to pursue borrower members to collect payment under loans.

In addition, after the final maturity date of certain loans, a Platform may have no obligation to make any late payments to its lender members even if a borrower has submitted such a payment to the Platform. In such case, the Platform is entitled to such payments submitted by a borrower member, and the lender member will have no right to such payments. The reason for this limitation is that the distribution of such late payments after the final maturity date could have adverse tax consequences to the Platform. The Platform will retain from the funds received from the relevant borrower and otherwise available for payment to the Master Fund any insufficient payment fees and the amounts of any attorney’s fees or collection fees it, a third-party service provider or collection agency imposes in connection with such collection efforts. To the extent a loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation, and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the loan. As such, even loans that are secured by collateral may have the effect of being unsecured.

The investment return on the loans depends on borrowers fulfilling their payment obligations in a timely and complete manner. Borrowers may not view lending obligations sourced on the Platform as having the same significance as other credit obligations arising under more traditional circumstances, such as loans from banks or other commercial financial institutions. If a borrower neglects his or her payment obligations on a loan or chooses not to repay his or her loan entirely, the Master Fund may not be able to recover any portion of its investment in such loan. As a result, the Master Fund’s NAV will decrease.

All loans are credit obligations of individual borrowers, and the terms of the borrower members’ loans may not restrict the borrowers from incurring additional debt. If a borrower member incurs additional debt after obtaining a loan through a Platform, that additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance could ultimately impair the ability of that borrower to make payments on its loan and the Master Fund’s ability to receive the principal and interest payments that it expects to receive on those loans. To the extent borrower members incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its loan, or it may impair the Platform’s ability to collect on the loan if it goes unpaid. Since consumer loans are unsecured, borrower members may choose to repay obligations under other indebtedness before repaying loans facilitated through a Platform because the borrowers have no collateral at risk. The Master Fund will not be made aware of any additional debt incurred by a borrower or whether such debt is secured.

Where a borrower member is an individual, if such a borrower with outstanding obligations under a loan dies while the loan is outstanding, the borrower’s estate may not contain sufficient assets to repay the loan or the executor of the borrower’s estate may prioritize repayment of other creditors. Numerous other events could impact a borrower’s ability or willingness to repay a loan in which the Master Fund has invested, including divorce or sudden significant expenses, such as uninsured health care costs.

Identity fraud may occur and adversely affect the Master Fund’s ability to receive the principal and interest payments that it expects to receive on loans. A Platform may have the exclusive right and ability to investigate claims of identity theft, and this creates a conflict of interest between the Master Fund and such Platform. If a Platform determines that verifiable identity theft has occurred, that Platform may be required to repurchase the loan or indemnify the Master Fund and, in the alternative, if the Platform denies a claim under any identify theft guarantee, the Platform would be saved from its repurchase or indemnification obligations.

The Master Fund may not be protected from any losses it may incur from its investments in any loans resulting from borrower default by any insurance-type product operated by any of the Platforms through which it may invest.

Borrowers May Seek Protection of Debtor Relief under Federal Bankruptcy or State Insolvency Laws, Which May Result in the Nonpayment of the Fund’s Loans. Borrowers may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on the loan on hold and prevent further collection action absent bankruptcy court approval. Whether any payment will ultimately be made or received on a loan after a bankruptcy status is declared depends on the borrower’s particular financial situation. In most cases, however, unsecured creditors, such as the Master Fund, receive nothing or only a fraction of their outstanding debt.

Leverage Risk. The Master Fund or a Subsidiary of the Master Fund may obtain financing to make investments in alternative lending securities and may obtain leverage through derivative instruments or asset-backed securities that afford the Master Fund economic leverage. Leverage magnifies the Master Fund’s exposure to declines in the value of one or more underlying reference assets or creates investment risk with respect to a larger pool of assets than the Master Fund would otherwise have and may be considered a speculative technique. The value of an investment in the Master Fund will be more volatile, and other risks tend to be compounded if and to the extent the Master Fund borrows or uses derivatives or other investments that have embedded leverage.

Securitization Risk. In connection with the sale or contribution by the Master Fund of certain of its alternative lending investments to any special purpose entity formed for the purpose of acquiring alternative lending investments and issuing securities, the Master Fund or applicable Subsidiary may be required to make certain representations about the alternative lending investments sold or contributed to such special purpose entity. The Master Fund or applicable Subsidiary also may be required to indemnify such special purpose entity, or to repurchase the alternative lending investments to which such representations relate, to the extent that any of such representation is found to have been inaccurate on the date that it was made.

Investments in Other Pooled Investment Vehicles. Direct or indirect investing in another pooled investment vehicle, such as securitization vehicles that issue asset-backed securities, exposes the Master Fund to all of the risks of that vehicle’s investments. The Master Fund will bear its pro rata share of the expenses of any such vehicle, in addition to its own expenses. The values of other pooled investment vehicles are subject to change as the values of their respective component assets fluctuate. To the extent the Master Fund invests in managed pooled investment vehicles, the performance of the Master Fund’s investments in such vehicles will be dependent upon the investment and research abilities of persons other than the Investment Adviser. The securities offered by such vehicles typically are not registered under the securities laws because they are offered in transactions that are exempt from registration.

Risk of Fraud. The Master Fund may be subject to the risk of fraudulent activity associated with the various parties involved in alternative lending, including the Platforms, banks, borrowers and third parties handling borrower and investor information. Prospective borrowers may materially misrepresent any of the information they provide to the Platforms, including their credit history, the existence or value of purported collateral, the purpose of the loan, their occupation or their employment status. Platforms may not verify all of the information provided by prospective borrowers. Except where a Platform is required to repurchase loans or indemnify investors, fraud may adversely affect the Master Fund’s ability to receive the principal and interest payments that it expects to receive on its investments and, therefore, may negatively impact the Master Fund’s performance. A Platform may have the exclusive right and ability to investigate claims of borrower identity theft, which creates a conflict of interest, as Platforms may be obligated to repurchase loans and/or indemnify investors in the loans in the case of fraud and may, therefore, have an incentive to deny or fail to investigate properly a claim of fraud. Furthermore, there can be no guarantee that the resources, technologies or fraud prevention measures implemented by a Platform will be sufficient to accurately detect and prevent fraud.

The Master Fund is also subject to the risk of fraudulent activity by a Platform or a backup servicer. In the event that a Platform or backup servicer engages in fraudulent activity, the pools of alternative lending securities originated by the Platform or any loans serviced by the Platform or backup servicer may be impaired or may not be of the quality that the Master Fund anticipated, thereby increasing the risk of default in respect of such loans.

Valuation Risk. The Master Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Master Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. The alternative lending securities in which the Master Fund will invest are investments for which market quotations are not readily available. Accordingly, the Master Fund values its investments at fair value as determined in good faith pursuant to policies and procedures developed and implemented by the Investment Adviser and approved by the Board of Trustees. Fair value pricing will require subjective determinations about the value of an investment or other asset. The Master Fund will utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. There is no assurance that the Master Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Master Fund would incur a loss because a portfolio security is sold at a discount to its established value. If securities are mispriced, Shareholders could lose money upon redemption or could pay too much for Shares purchased.

Geographic Focus Risk. A geographic focus in a particular region may expose the Master Fund to an increased risk of loss due to risks associated with that region. Certain regions from time to time will experience weaker economic conditions than others and, consequently, will likely experience higher rates of delinquency and loss than on similar investments across the geographic regions to which the Master Fund is exposed. In the event that a significant portion of the alternative lending securities of the Master Fund relate to loans owed by borrowers resident or operating in certain specific geographic regions, any localized economic conditions, weather events, natural or man-made disasters or other factors affecting those regions in particular could increase delinquency and defaults on the assets to which the Master Fund is exposed and could negatively impact Master Fund performance. Further, any focus of the Master Fund’s alternative lending investments in one or more regions would have a disproportionate effect on the Master Fund if governmental authorities in any such region took action against any of the participants in the alternative lending industry doing business in that region.

 Risks Relating to Compliance and Regulation of Online Lending Participants in the United States.

Highly Regulated U.S. Loan Industry

The loan industry in the United States is highly regulated. The loans made through the Platforms domiciled in the United States (referred to herein as “U.S. Platforms”) are subject to extensive and complex rules and regulations issued by various federal, state and local government authorities. These authorities also may impose obligations and restrictions on the Platforms’ activities. In particular, these rules require extensive disclosure to, and consents from, prospective borrowers and borrowers, prohibit discrimination and may impose multiple qualification and licensing obligations on Platform activities. In addition, one or more U.S. regulatory authorities may assert that the Master Fund, as a lender member of the U.S. Platforms, is required to comply with certain laws or regulations which govern the consumer or commercial (as applicable) loan industry. If the Master Fund were required to comply with additional laws or regulations, this would likely result in increased costs for the Master Fund and may have an adverse effect on its results or operations or its ability to invest in loans through the U.S. Platforms. The Platforms’ failure to comply with the requirements of applicable U.S. rules and regulations may result in, among other things, the Platforms (or their lender members) being required to register with governmental authorities and/or requisite licenses being revoked, or loan contracts being voided, indemnification liability to contract counterparties, class action lawsuits, administrative enforcement actions and/or civil and criminal liability. Determining the applicability of and effecting compliance with such requirements is at times complicated by the Platforms’ novel business model. Moreover, these requirements are subject to periodic changes. Any such change necessitating new significant compliance obligations could have an adverse effect on the Platforms’ compliance costs and ability to operate. The Platforms would likely seek to pass through any increase in the Platforms’ costs to the lender members such as the Master Fund.

CFPB Jurisdiction

The Consumer Financial Protection Bureau (“CFPB”), which commenced operations in July 2011, has broad authority over the businesses in which the Platforms engage. This includes authority to write regulations under federal consumer financial protection laws, such as the Truth in Lending Act and the Equal Credit Opportunity Act, and to enforce those laws against and examine large financial institutions, such as the Platforms’ funding banks, for compliance. The CFPB is authorized to prevent “unfair, deceptive or abusive acts or practices” through its regulatory, supervisory and enforcement authority. To assist in its enforcement, the CFPB maintains an online complaint system that allows consumers to log complaints with respect to various consumer finance products, including marketplace loans. This system could inform future CFPB decisions with respect to its regulatory, enforcement or examination focus. The Platforms are subject to the CFPB’s jurisdiction, including its enforcement authority, as servicers and acquirers of consumer credit. The CFPB may request reports concerning the Platforms’ organization, business conduct, markets and activities. The CFPB may also conduct on-site examinations of the Platforms’ businesses on a periodic basis if the CFPB were to determine, through its complaint system, that the Platforms were engaging in activities that pose risks to consumers. There continues to be uncertainty as to how the CFPB’s strategies and priorities, including in both its examination and enforcement processes, will impact the Platforms’ businesses and their results of operations going forward. Actions by the CFPB could result in requirements to alter or cease offering affected loan products and services, making them less attractive and restricting the Platforms’ ability to offer them. Actions by the CFPB or other regulators against the Platforms, their funding banks or their competitors that discourage the use of the alternative lending model or suggest to consumers the desirability of other loan products or services could result in reputational harm and a loss of borrowers or investors. The Platforms’ compliance costs and litigation exposure could increase materially if the CFPB or other regulators enact new regulations, change regulations that were previously adopted, modify, through supervision or enforcement, past regulatory guidance, or interpret existing regulations in a manner different or stricter than have been previously interpreted.

On June 2, 2016, the CFPB announced new proposed rules governing payday, vehicle title, and certain high-cost installment loans. The proposed rules mandate that lenders must take reasonable steps to ensure that prospective borrowers have the ability to repay them. The proposal generally covers loans with a term of 45 days or less and loans with a term greater than 45 days, provided that they (1) have an all-in annual percentage rate greater than 36 percent (“high cost”); and (2) either are repaid directly from the consumer’s account or income or are secured by the consumer’s vehicle. On October 4, 2017, the CFPB finalized the proposal with certain modifications. The final rules include ability to repay protections for borrowers, and limit payment withdrawal attempts by lenders, with respect to short term loans of 45 days or less and longer term balloon payment loans. The payment withdrawal limitations also apply to certain high cost longer term installment loans. These rules may impact some of the loans offered by certain Platforms. However, in January 2018, the CFPB announced plans to engage in a rulemaking process to reconsider these rules. There is uncertainty as to how such reconsideration will ultimately affect the final rules and how any revisions to the rules would impact the Platforms’ businesses and their results of operations going forward.

Usury and Related Issues

Different Platforms adhere to different business models, resulting in uncertainty as to the regulatory environment applicable to the Master Fund. For example, one Platform may underwrite loans from a particular state to make loans to consumers or companies across the United States. The Platform must comply with that state’s licensing requirements and possible usury limitations. However, other states could seek to regulate the Platform (or the Master Fund as a lender under the Platform) on the basis that loans were made to consumers or companies located in such other states. In that case, loans made in those other states could be subject to the maximum interest rate limits (usury laws), if any, of such jurisdiction, which in turn could limit revenues for the Master Fund. Moreover, it could further subject the Platform (or the Master Fund) to such states’ licensing requirements.

Another Platform may follow a different model in which all loans sourced by the Platform are made through a bank. The bank may work jointly with the Platform to act as the issuer, i.e., the “true lender,” of the Platform’s loans. However, if challenged, courts may instead decide that the Platform (or the Master Fund as a lender under the Platform) is the true lender of the loans. Courts have recently applied differing interpretations when determining which party is the true lender. The resulting uncertainty may increase the possibility of claims brought against the Platforms by borrowers seeking to void their loans or subject the Platforms to increased regulatory scrutiny and enforcement actions. To the extent that either the Platform (or the Master Fund) is deemed to be the true lender in any jurisdiction instead of the funding bank (whether determined by a regulatory agency at the state or federal level or by court decision), loans made to borrowers in that jurisdiction would be subject to the maximum interest rate limits (usury laws) of such jurisdiction and existing loans may be unenforceable, and the Platform (and/or the Master Fund) could be subject to additional regulatory requirements in addition to any penalties and fines. Moreover, it may be determined that this business model is not sustainable in its current form, which could ultimately cause such Platforms to terminate their business. In such circumstances, there is likely to be a material adverse effect on the Investment Adviser’s ability to continue to invest in certain or all alternative lending securities and the ability of the Master Fund, and thus the Fund, to pursue its investment objective and generate anticipated returns.

Each sale of whole loans by the Platforms to the Master Fund is structured as a “true sale” and is not intended to be a financing or loan by the Master Fund to the Platforms. The Master Fund expects to receive representations from each Platform in each Loan Purchase Agreement for whole loans that the Platforms will treat such transactions as sales for tax, accounting and all other applicable purposes. The sale of each loan transfers to the Master Fund all of the Platform’s right, title and interest in such loan, and the Platform will not retain any residual rights with respect to any loan.

Alternative lending industry participants, including Platforms and the Master Fund, may be subject in certain cases to increased risk of litigation alleging violations of federal and state laws and regulations and consumer law torts, including fraud. Moreover, alternative lending securities generally are written using standardized documentation. Thus, many borrowers may be similarly situated insofar as the provisions of their respective contractual obligations are concerned. Accordingly, allegations of violations of the provisions of applicable federal or state consumer protection laws could potentially result in a large class of claimants asserting claims against the Platforms and other related entities.

The interest rates that certain Platforms charge to borrowers are based upon the ability under federal law of the funding banks that originate the loans to export the interest rates of its jurisdiction of formation or incorporation to provide uniform rates to all borrowers in all states that have not opted out. For example, certain primary funding banks for some of the Platforms export the interest rates of Utah, the state in which they are incorporated, which allows parties to generally agree by contract to any interest rate. The current annual percentage rates offered by these banks through the Platforms for personal loans range from approximately 6% to 36%. Certain states, including Utah, have no statutory interest rate limitations on personal loans, while other jurisdictions have a maximum rate that is less than the current maximum rate offered by these banks through the Platforms. The Platforms could be found to be subject to state usury laws on two potential bases: first, it could be argued that, notwithstanding a bank’s funding of loans and its formal status as the lender, as a matter of substance either a Platform or a non-bank assignee and not the funding bank should be treated as the “true lender,” with the result that state usury laws would apply and second, it could be argued that, even if the funding bank is the “true lender,” state usury laws would apply once the funding bank sells the loan to a non-bank assignee. If a borrower were to successfully bring claims against one of the Platforms for state usury law violations or other similar violations, and the rate on that borrower’s personal loan was greater than that allowed under applicable state law, the Platforms and the Master Fund could be subject to, among other things, fines and penalties, which would negatively affect the Master Fund. If the Platforms’ ability to export the interest rates, and related terms and conditions, permitted under a particular state’s law to borrowers in other states is determined to violate applicable lending laws, a Platform could be subject to the interest rate restrictions, and related terms and conditions, of the lending laws of each of the states in which it operates. The result would be a complex patchwork of regulatory restrictions that could significantly and adversely impact the Platforms’ operations and ability to operate, and they may be forced to end or significantly change their business and activities, resulting in a reduction in the volume of loans available for investment for lenders such as the Master Fund.

Plaintiffs may successfully challenge the funding bank or other lending models. The “true lender” argument has been litigated in a number of courts, most commonly (but not always) in cases involving short-term “payday loans” offered at triple-digit annual percentage rates, where the non-bank partner of the bank nominally making the loan provides turnkey marketing, billing, collection and accounting services in connection with the loans and also acquires the predominant if not entire economic interest in the loans. Such litigation has sought to re-characterize the non-bank loan marketer as the lender for purposes of state consumer protection and usury laws. While the Platforms’ programs do not involve payday loans and may be factually distinguishable from the activities of payday loan marketers, there nevertheless remains a risk that a court in one or more jurisdictions could conclude that the loans are unlawful because the Platform is deemed to be the “true lender” and, therefore, subject to additional state consumer protection laws.

Recent case law has cast doubt on the viability of the model in which many Platforms operate and in particular their ability to charge the same rate as a funding bank after a loan has been sold to the Platform. The U.S. Court of Appeals for the Second Circuit (“Second Circuit”) recently issued a significant decision that interpreted the scope of federal preemption under the National Bank Act (the “NBA”) and held that a non-bank assignee of loans sourced by a national bank was not entitled to the benefits of NBA preemption as to state law claims of usury. Although the decision is binding only in Connecticut, New York and Vermont, it may significantly affect non-bank assignees of loans, including the loan origination practices of certain online lenders. As a result of the decision, non-bank assignees/purchasers of bank loans may face uncertainty regarding their ability to rely upon federal preemption of state usury laws. A number of online lending Platforms purchase loans from state-chartered banks promptly after origination and rely upon federal preemption to exempt the loans from state usury caps. The Second Circuit decision, although directly ruling on purchasers of national bank loans, could be applied to those purchases by courts considering the scope of federal preemption under the Depository Institutions Deregulation and Monetary Control Act of 1980 (which generally preempts state usury laws in favor of federally insured state-chartered banks). In June 2016, the Supreme Court elected not to review the Second Circuit’s decision. Despite recommending that the Supreme Court decline to review the case, the Solicitor General argued that the Second Circuit’s decision was incorrect and contrary to longstanding precedent that if the interest rate in a bank’s original loan agreement was non-usurious and “valid-when-made,” the loan does not become usurious upon assignment to a non-bank third party. Nevertheless, if the Second Circuit’s decision is adopted by other federal circuit courts, the lending models of some Platforms may be severely impacted. A number of At least one Platforms have s restructured the relationship with their funding bank in response to the Second Circuit decision so that the funding bank maintains a continuing economic interest in the loans that are originated for the Platform. In addition, the risk from this court decision in the three states comprising the Second Circuit may be mitigated by purchasing or investing in loans that are not above the state usury limitations in those states. In June 2017, the U.S. House of Representatives approved the Financial CHOICE Act, which, if approved by the U.S. Senate and signed into law by the President, would, among other things, override the Second Circuit’s decision by adding new language to the NBA and other federal statutes stating that a loan that is valid when made as to its maximum rate of interest remains valid regardless of any subsequent sale, assignment or transfer of the loan. In July 2017, similar stand-alone bills to override the Second Circuit’s decision were approved by the House Appropriations Committee and introduced in the House and Senate and, in February 2018, such legislation was approved by the House. The Senate bill remains pending. However, the likelihood of passage of the Financial CHOICE Act or such other legislation is uncertain.

In January 2016, the U.S. District Court for the Eastern District of Pennsylvania issued a decision denying a motion by a group of non-bank servicing partners of a state chartered federally insured bank seeking to assert federal preemption as a basis to dismiss claims by the Pennsylvania Attorney General that loans originated by the bank and subsequently purchased by the non-bank partners violated Pennsylvania’s usury laws. The court in that case held that non-bank servicing partners could not rely on federal preemption of state usury laws in circumstances where a non-bank is perceived to be the real party in interest (i.e., the true lender) in a lending transaction. In January 2018, in a companion case involving investors who were providing funding to the non-bank servicing partners, the court granted in part and denied in part the investors’ motion to dismiss the Attorney General’s claims that the investors were liable under Pennsylvania’s Corrupt Organizations Act for their involvement in the lending scheme. The court’s decision allows the Attorney General’s case to proceed against the investors based on their alleged active participation in structuring loans through a Native American tribal lending program for the purpose of circumventing state usury laws. It is unclear whether or when the U.S. Court of Appeals for the Third Circuit will hear this case.

In June 2016, the Maryland Court of Appeals (the highest court in Maryland) issued a decision that could have potentially significant impacts on the ability of marketplace lenders to do business in Maryland. The decision concerned a California-based payday lender that entered into contractual arrangements with two federally-insured state banks to fund consumer loans to consumers residing in Maryland. The interest rates on such loans substantially exceeded the rates allowed under Maryland’s usury laws. The Maryland Court of Appeals held that the payday lender, by arranging the loans, had violated the Maryland Credit Services Business Act (the “Credit Services Act”), which prohibits persons engaged in a “credit services business” from assisting consumers in obtaining loans that would be prohibited under Maryland law. As part of its decision, the court held that the lender was engaged in a credit services business, noting that the Credit Services Act was intended to prevent payday lenders from partnering with non-Maryland banks to offer consumer loans at rates above those allowed under Maryland’s usury laws.

The Maryland Court of Appeals’ decision creates potentially significant complications for marketplace lenders that wish to offer consumer loans to Maryland consumers through non-Maryland banks. Marketplace lenders may be required to obtain a credit services business license in order to market loans originated by a financial institution, and such loans may be required to adhere to the provisions of the Credit Services Act respecting the Maryland usury caps. It is also unclear whether the Maryland Court of Appeals’ decision will influence the federal courts or the courts of other states in the United States that have usury caps.

Treasury White Paper

In July 2015, the U.S. Treasury Department (the “Treasury Department”) issued an informational request about the benefits and risks associated with new online lending Platforms. The information requested asked for responses on various topics, including how online lenders manage the risk of fraud and hacker attacks, how they protect consumers against scams or default, how much investors in the loans rely on borrowed money, and whether the lenders should have to put up their own capital to back loans they originate or underwrite. On May 10, 2016, the Treasury Department issued a white paper regarding its review of the online marketplace lending industry. The report, based in part on the responses received from the July 2015 informational request, provides a broad overview of marketplace lending and makes a series of policy recommendations. Although the report discusses the marketplace lending industry as a promising and innovative market development, it expresses concerns about certain potentially negative effects on consumers and small businesses, and recommends, among other things, greater regulation and further study. If a change in the laws or the interpretations of current laws were to occur, the Platforms could be required to either change the manner in which they conduct their operations or halt business operations altogether, which would have a material adverse effect on the Master Fund, and thus the Fund, and its ability to pursue its investment objective and investment strategy.

Risk of the Platform or Master Fund Being Deemed the True Lender

The resulting uncertainty may increase the possibility of claims brought against the Platforms by borrowers seeking to void their loans or subject the Platforms to increased regulatory scrutiny and enforcement actions. To the extent that either the Platform (or the Master Fund) is deemed to be the true lender in any jurisdiction (whether determined by a regulatory agency or by court decision), loans made to borrowers in that jurisdiction would be subject to the maximum interest rate limits of such jurisdiction and existing loans may be unenforceable, and the Platform (and/or the Master Fund) could be subject to additional regulatory requirements in addition to any restitution and/or penalties and fines as to existing loans (and any new loans originated at rates that are not permitted under the laws of the states in question), subject to applicable statutes of limitation. Moreover, it may be determined that this business model is not sustainable in its current form, which could ultimately cause such Platforms to terminate their business. In such circumstances, there is likely to be an adverse effect on the Investment Adviser’s ability to continue to invest in certain or all alternative lending securities and the ability of the Master Fund, and thus the Fund, to pursue its investment objective and generate anticipated returns.

The risk that either the Platforms or the Master Fund (as lender member) is deemed the true lender in any jurisdiction exists with respect to loans made to both consumers and businesses. Several courts have concluded that non-bank consumer lenders that utilize a bank funding model should be viewed as the true lenders in the arrangement. U.S. courts have rarely analyzed questions regarding true lenders in the context of business loans. Although it is expected that U.S. courts’ true lender analysis would be the same for both consumer and business loans, additional uncertainty exists as to how U.S. courts would analyze questions regarding true lenders in a business loan context. In November 2017, a small business owner brought suit against a small business marketplace lender in federal district court in Massachusetts under a true lender theory. The suit alleged that the marketplace lender, which utilized a bank funding model, was the true lender and, among other things, originated loans in violation of state usury laws. However, the court recently stayed the case pending the outcome of arbitration. Any action undertaken by state regulators to assert that Platforms that partner with funding banks are the actual providers of loans to borrower members could have a material adverse effect on the lending model utilized by the alternative lending industry and, consequently, the ability of the Master Fund, and thus the Fund, to pursue a significant part of its investment strategy. In November 2017, a bill was introduced in the U.S. House of Representatives to address the true lender issue. The bill, if adopted, would clarify that an insured bank is the lender of any loan for which the bank is the initial creditor, notwithstanding any later assignment of the loan, or the existence of a service or economic relationship with a non-bank entity (such as the Platforms). However, the likelihood of passage of such legislation is uncertain.

At any time there may be litigation pending against banks that issue loans for the Platforms. Any such litigation may significantly and adversely impact the Platforms’ ability to make loans or subject them or their lender members, like the Master Fund, to fines and penalties, which could consequently have a material adverse effect on the Master Fund.

The Platforms could also be forced to comply with the lending laws of all U.S. states, which may not be feasible and could result in Platforms ceasing to operate. Any increase in cost or regulatory burden on a Platform could have a material adverse effect on the Master Fund. Specifically, adverse rulings by courts in pending and potential future matters could undermine the basis of the Platforms’ business models and could result ultimately in a Platform or its lender members being characterized as a lender, which as a consequence would mean that additional U.S. consumer protection laws would be applicable to the borrower member loans sourced on such Platforms, rendering such borrower member loans voidable or unenforceable. In addition, a Platform or its lender members, like the Master Fund, could be subject to claims by borrower members, as well as enforcement actions by regulators that could lead to fines, civil or criminal penalties or other sanctions. Even if a Platform were not required to cease operation with residents of certain states, the Platform or its lender members, like the Master Fund, could be required to register or obtain, and maintain, licenses or regulatory approvals in all 50 U.S. states at substantial cost. If a Platform or the Fund or its Subsidiary were subject to fines, civil or criminal penalties or sanctions, or other regulatory action, or forced to cease operations in some or all states, this could have a material adverse effect on the Master Fund and its Shareholders, and the investments in the Platforms.

State Licensing Considerations

In addition to laws governing the activities of lenders and servicers, certain states may require, or may in the future require, purchasers or holders of certain loans, primarily consumer loans, to be licensed or registered in order to purchase or hold such loans or to collect interest above a specified rate. To the extent required or determined to be necessary or advisable, the Master Fund intends to obtain licenses or take other appropriate steps to address any applicable state licensing requirements in order to pursue its investment strategy. To the extent the Master Fund or any of its Subsidiaries obtains licenses or is required to comply with related regulatory requirements, the Master Fund could be subject to increased costs and regulatory oversight by governmental authorities, which may have an adverse effect on its results or operations.

The Master Fund initially intends to invest in alternative lending securities through one or more wholly-owned Subsidiaries. These Subsidiaries will initially include one or more common law or statutory trusts with a federally chartered bank serving as trustee. The Master Fund or one or more of its other wholly-owned Subsidiaries will hold the beneficial interests in each such trust, and the federally chartered bank acting as trustee will hold legal title to the alternative lending securities for the benefit of the trust and/or the trust’s beneficial owners. State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing or registration requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchaser or holders of alternative lending securities. It is expected that each trustee of such a common law or statutory trust will be indemnified by the applicable trust and, potentially in certain circumstances, by the Master Fund or one or more of its Subsidiaries. Although the Master Fund initially intends to invest in alternative lending securities through one or more common law or statutory trusts, the Master Fund is not required to use this approach and may instead hold such investments directly or indirectly through one or more other Subsidiaries.

If the Master Fund or any of its Subsidiaries is required to be licensed in any particular jurisdiction in order to invest in certain alternative lending securities, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Master Fund may be unable to restructure its investments to address the licensing requirement. In that case, the Master Fund or its Subsidiaries may be forced to cease investing in the affected alternative lending securities, or may be forced to sell such alternative lending securities. If a state regulator or court were to determine that the Master Fund or its Subsidiaries acquired or held an alternative lending security without a required state license, the Master Fund or its Subsidiaries could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its alternative lending security, or subject to litigation risk or other losses or damages.

Fair Debt Collection Practices Act

The U.S. federal Fair Debt Collection Practices Act (“FDCPA”) provides guidelines and limitations on the conduct of third-party debt servicers in connection with the collection of consumer debts. In order to ensure compliance with the FDCPA, the Platforms often contract with professional third-party debt collection agencies to engage in debt collection activities. The Consumer Financial Protection Bureau, the U.S. federal agency now responsible for administering the FDCPA, is engaged in a comprehensive rulemaking regarding the operation of the FDCPA which likely will affect the obligations of sellers of debt to third parties, as well as change other regulatory requirements. Any such changes could have an adverse effect on any U.S. Platforms following a certain model and therefore on the Master Fund as a lender member. The U.S. Fair Credit Reporting Act (“FCRA”) regulates consumer credit reporting. Under the FCRA, liability may be imposed on furnishers of data to credit reporting agencies to the extent that adverse credit information reported is false or inaccurate.

Privacy and Data Security Laws

The U.S. federal Gramm-Leach-Bliley Act (“GLBA”) limits the disclosure of non-public personal information about a consumer to non-affiliated third parties and requires financial institutions to disclose certain privacy policies and practices with respect to its information sharing with both affiliates and non-affiliated third parties. A number of states have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other federal and state statutes deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission implement the GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. Platforms following certain Platform models generally have privacy policies that conform to these GLBA and other requirements. In addition, such U.S. Platforms have policies and procedures intended to maintain Platform participants’ personal information securely and dispose of it properly. Through the Master Fund’s participation in the Platforms, the Master Fund and the Investment Adviser may obtain non-public personal information about loan borrowers, as defined in GLBA, and intend to conduct themselves in compliance with, and as if they are is subject to the same limitations on disclosure and obligations of safeguarding and proper disposal of non-public personal information. The Master Fund and the Investment Adviser will maintain as confidential and not sell or rent such information to third parties for marketing purposes.

In addition, the Master Fund could be subject to state data security laws, depending on whether the information the Master Fund obtains is considered non-public personally identifiable information under those state laws. Any violations of state data security laws by the Master Fund could subject it to fines, penalties, or other regulatory action on a state-by-state basis, which, individually or in the aggregate, could have a material adverse effect on the Master Fund due to the compliance costs related to any violations as well as costs to ensure compliance with such laws on an ongoing basis. Additionally, any violations of the GLBA by the Master Fund could subject it to regulatory action by the U.S. Federal Trade Commission, which could require the Master Fund to, inter alia, implement a comprehensive information security and reporting program and to be subject to audits on an ongoing basis.

OFAC and Bank Secrecy Act

In co-operation with various banks, the U.S. Platforms implement the various anti-money laundering and screening requirements of applicable U.S. federal law. The Master Fund will not be able to control or monitor the compliance of the various banks or the Platforms with these regulations. Moreover, in the Master Fund’s participation with the Platforms, it will be subject to compliance with the Office of Foreign Assets Control (“OFAC”), the USA PATRIOT Act and Bank Secrecy Act regulations applicable to all businesses, which for the Master Fund will generally involve co-operation with U.S. authorities in investigating any purported improprieties. Any material failure by any of the various banks, the Platforms or the Master Fund to comply with OFAC and other similar anti-money laundering restrictions or in connection with any investigation relating thereto could result in additional fines or penalties that, depending on the violations, could amount to $1,000 to $25,000 per violation. Such fines or penalties could have a material adverse effect on the Master Fund directly, for amounts owed for fines or penalties, or indirectly, as a negative consequence of the decreased demand for loans from the Platforms as a result of any such adverse publicity and other reputational risks associated with any such fines and penalties assessed against the Platforms or the various banks.

Service Members Civil Relief Act

U.S. federal law provides borrower members on active military service with rights that may delay or impair a Platform’s ability to collect on a borrower member loan. The Service Members Civil Relief Act (“SCRA”) requires that the interest rate on pre-existing debts, such as member loans, be set at no more than 6 percent while the qualified service member or reservist is on active duty. A holder of a note, certificate or whole loan that is dependent on such a member loan, as the Master Fund may be, will not receive the difference between 6 percent and the original stated interest rate for the member loan during any such period. This law also permits courts to stay proceedings and execution of judgments against service members and reservists on active duty, which may delay recovery on any member loans in default and, accordingly, payments on the notes that are dependent on these member loans. If there are any amounts under such a member loan still due and owing to the Platform after the final maturity of the notes that correspond to the member loan, the Platform will have no further obligation to make payments on the notes to the Master Fund, even if the Platform later receives payments after the final maturity of the notes.

Platforms do not take military service into account in assigning loan grades to borrower member loan requests. In addition, as part of the borrower member registration process, Platforms do not request their borrower members to confirm if they are a qualified service member or reservists within the meaning of the SCRA. The SCRA is specific to the United States and therefore does not pose a risk for other jurisdictions in which the Master Fund may invest.

Regulatory Regime in the United Kingdom. In the future, the Master Fund may invest in online lending-related securities through Platforms domiciled in the United Kingdom. Such Platforms must be authorized and regulated by the Financial Conduct Authority (“FCA”) in order to engage in the regulated activity of “operating an electronic system in relation to lending,” following changes to consumer credit regulation in April 2014. The FCA is currently allowing application periods, giving Platforms with interim permission a three-month window in which they must apply to the FCA for full authorization. If any Platform through which the Master Fund invests were to fail to obtain full authorization, the Platform might be forced to cease its operations, which would disrupt the servicing and administration of loans to which the Master Fund has exposure through that Platform. Any such disruption may impact the quality of debt collection procedures in relation to those loans and may result in reduced returns to the Master Fund from those investments.

The FCA has recently also introduced new regulatory controls for Platform operators, including the application of conduct of business rules (in particular, relating to disclosure and promotions), minimum capital requirements, client money protection rules, dispute resolution rules and a requirement for firms to take reasonable steps to ensure existing loans continue to the administered if the firm goes out of business. The introduction of these regulations and any further new laws and regulations could have a material adverse effect on U.K. Platforms’ businesses and may result in interruption of operations by such Platforms or the passing on of the costs of increased regulatory compliance to investors, such as the Master Fund, in the form of higher origination or servicing fees.

The Master Fund may invest in loans that constitute regulated credit agreements (consumer credit loans) under the Financial Services and Markets Act 2000 (“FSMA”). Article 60B of the amended Financial Services and Markets Act 2000 (Regulated Activities) Order 2001 (“RAO”) provides that the activity of entering into a regulated credit agreement as lender or exercising or having the right to exercise the lender’s rights and duties under such credit agreement requires FCA authorization. However, article 60I of the RAO and paragraph 55 of the schedule to the Financial Services and Markets Act 2000 (Exemption) Order 2001 provide exemptions from authorization to persons who acquire rights under a regulated credit agreements (but who do not make any such loans or extend any new credit), provided that the servicer of such loans is appropriately authorized by the FCA.

The Master Fund is not authorized by the FCA in respect of consumer credit activities. To the extent that it acquires any loans which are regulated credit agreements under FSMA, the Master Fund will be required to ensure that a person with the appropriate FCA authorization is engaged to service such regulated credit agreements in accordance with the exemptions from authorization under article 60B and paragraph 55 outlined above. If the FCA were to successfully challenge the Master Fund’s reliance on this exemption, this could adversely affect the Master Fund’s ability to invest in consumer loans in the United Kingdom or other online lending-related securities relating to such consumer loans, and could subject to the Master Fund to costs that could adversely affect the results of the Master Fund.

Regulatory Regime in Other Jurisdictions. In the future, the Master Fund’s loan investments may be sourced from Platforms domiciled outside the United States and United Kingdom, except that the Master Fund will not invest in Platforms domiciled in emerging markets countries, as determined by the Platforms pursuant to guidelines developed by the Investment Adviser. The Platforms and their investors may face regulation in the other jurisdictions in which the Master Fund invests. Many other jurisdictions have regulatory regimes in place to authorize or regulate Platforms. If any entity operating a Platform through which the Master Fund invests, or any entity that is the lender under a loan agreement facilitated by that Platform, were to lose its license or have its license suspended or revoked, the Platform might be forced to cease its operations, which could impair the ability of the Master Fund, and thus the Fund, to pursue its investment strategy by investing in loans originated by that Platform, and could disrupt the servicing and administration of loans to which the Master Fund has exposure through that Platform. Any such disruption may impact the quality of debt collection procedures in relation to those loans and may result in reduced returns to the Master Fund from those investments. In addition, some jurisdictions may regulate the terms of loans issued through a Platform or impose additional requirements on investments in such loans, which could impact the value of online lending-related securities purchased from a Platform operating in such a jurisdiction or the ability of the Master Fund, and thus the Fund, to pursue its investment strategy by investing in loans originated by such a Platform. New or amended laws or regulations could disrupt the business operations of Platforms operating in jurisdictions in which the Master Fund invests and could result in the Platforms passing on of increased regulatory compliance costs to investors, such as the Master Fund, in the form of higher origination or servicing fees.

Systems and Operational and Cybersecurity Risks. The Master Fund depends on the development and implementation of appropriate systems for the Master Fund’s activities. The Master Fund relies heavily on a daily basis on financial, accounting and other data processing systems to execute, clear and settle transactions across numerous and diverse markets and to evaluate certain loans, to monitor its portfolio and capital, and to generate risk management and other reports that are critical to oversight of the Master Fund’s activities. The Investment Adviser may not be in a position to verify the risks or reliability of such third-party systems. In addition, the Master Fund relies on information systems to store sensitive information about the Master Fund, the Investment Adviser, their affiliates and the Shareholders. Any failure of the information technology (“IT”) systems developed and maintained by the Investment Adviser could have a material adverse effect on the ability of the Master Fund to acquire and realize investments and therefore negatively impact the Master Fund’s performance.

The Investment Adviser will be reliant upon attaining data feeds directly from the Platforms via an application programming interface (“API”) connection, which is a system of protocols and tools used for creating software applications. Any delays or failures could impact operational controls and the valuation of the Master Fund’s portfolio. While the Investment Adviser has in place systems to continually monitor the performance of these IT systems, there can be no guarantee that issues will not arise that may require attention from a specific Platform. Any such issues may result in processing delays. To seek to mitigate this risk the Investment Adviser will seek to put in place, with each Platform through which the Master Fund intends to invest, a defined process and communication standard to support the exchange of data.

Technology complications associated with lost or broken data fields as a result of Platform-level changes to API protocols may impact the Master Fund’s ability to receive and process the data received from the Platforms.

To effectuate the Master Fund’s investment objective, the Investment Adviser’s activities will be dependent upon systems operated by third parties, including without limitation the Platforms, banks, market counterparties and other service providers, and the Investment Adviser may not be in a position to verify the risks or reliability of such third-party systems. Failures in the systems employed by the Investment Adviser, Platforms, banks, counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or settlement of transactions, or in transactions not being properly booked, evaluated or accounted for.

In addition, despite the security measures established by the Investment Adviser and other third parties to safeguard the information in these systems, such systems may be vulnerable to attacks by hackers or breached due to employee error, malfeasance or other disruptions. Any such breach could compromise these systems and result in the theft, loss or public dissemination of the information stored therein. Disruptions in a Platform’s, the Investment Adviser’s and/or the Master Fund’s operations or breach of such Platform’s, the Investment Adviser’s and/or the Master Fund’s information systems may cause the Master Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage.

The highly automated nature of a Platform may make it an attractive target for, and potentially vulnerable to, cyberattacks, computer viruses, physical or electronic break-ins and similar disruptions. If a hacker were able to infiltrate a Platform, the Master Fund may experience losses on, or delays in the recoupment of amounts owed on, a fraudulently induced purchase of a loan. If a Platform is unable to prevent such activity, the value of the loans and such Platform’s ability to fulfill its servicing obligations and to maintain the Platform would be adversely affected. Because techniques used to sabotage or obtain unauthorized access to systems change frequently and generally are not recognized until they are launched against a target, the Platforms may be unable to anticipate these techniques or to implement adequate preventative measures. In addition, federal regulators and many federal and state laws and regulations require companies to notify individuals of data security breaches involving their personal data. If security measures are breached because of third-party action, employee error, malfeasance or otherwise, or if design flaws in software are exposed and exploited, relationships with borrowers and investors could be severely damaged. All of these potential risks may cause a decrease in the amount of loans acquired by the Platforms, which may directly affect the Master Fund and its ability to achieve its investment objective. The potential for security breaches may also adversely affect the Master Fund due to its reputational impact on the Platforms and wider effect on the online lending industry as a whole.

General Economic and Market Conditions. The success of the Master Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Master Fund’s investments. Unexpected volatility or lack of liquidity, such as the general market conditions that prevailed during the 2008 financial crisis, could impair the Master Fund’s profitability or result in its suffering losses.

High-Yield Instruments and Unrated Debt Securities Risk. The loans purchased by the Master Fund are not rated by an NRSRO. In evaluating the creditworthiness of borrowers, the Investment Adviser relies on the ratings ascribed to such borrowers by the relevant Platform or otherwise determined by the Investment Adviser. The analysis of the creditworthiness of borrowers of loans may be a lot less reliable than for loans originated through more conventional means. In addition, the Master Fund may invest in debt securities and instruments that are classified as “higher yielding” (and, therefore, higher risk) investments. In most cases, such investments will be rated below investment grade by NRSROs or will be unrated. These investments are commonly referred to as “junk” investments. Investments in such securities are subject to greater risk of loss of principal and interest than higher rated instruments and may be considered to be predominantly speculative with respect to the obligor’s capacity to pay interest and repay principal. Such investments may also be considered to be subject to greater risk than those with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with high-yield instruments, the yields and prices of such instruments may fluctuate more than those that are higher rated. The market for high-yield instruments may be smaller and less active than those that are higher rated, which may adversely affect the prices at which the Master Fund’s investments can be sold and result in losses to the Master Fund, which, in turn, could have a material adverse effect on the performance of the Master Fund. Such securities and instruments are generally not exchange traded and, as a result, trade in the over-the-counter (“OTC”) marketplace, which is less transparent than the exchange-traded marketplace.

Non-Diversified Status. The Master Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in the obligations of fewer issuers than a “diversified” fund. The Master Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Master Fund intends to qualify for the special tax treatment available to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Master Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and certain other securities.

Subsidiary Risk. By investing through its Subsidiaries, the Master Fund is exposed to the risks associated with the Subsidiaries’ investments. Subsidiaries will not be registered as investment companies under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act, although each Subsidiary will be managed pursuant to the compliance policies and procedures of the Master Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of the Master Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Master Fund.

Risk of Bonds and Other Debt Securities Backed by Pools of Alternative Lending Securities. The Master Fund may invest in bonds and other debt securities backed by a pool of alternative lending securities. These investments include bonds or other debt securities issued by SPVs established solely for the purpose of holding alternative lending securities secured only by such assets (which practice is known as securitization). Payment of principal and interest on such bonds and debt securities is dependent upon the cash flows generated by the underlying loans, and therefore these investments are subject to the same types of risks as direct investments in alternative lending securities.

Small Business Risk. The Master Fund may invest in loans, receivables or merchant cash advances (MCAs) with exposure to small and medium size enterprises (SMEs). SMEs may not have steady earnings growth, may be operated by less experienced individuals, may have limited resources and may be more vulnerable to adverse general market or economic developments. Platforms that originate loans to or purchase receivables from SMEs do not always conduct on-site due diligence visits to verify that the businesses exist and are in good standing, which may lead to higher instances of fraud. Receivables and MCAs are advances based upon the future revenues or credit card sales of a business. Repayment of an MCA is typically made by the MCA provider taking an agreed upon percentage of the business’s future cash flow (often through a percentage of the business’s credit card transactions) until the MCA amount is repaid in full plus an agreed upon percentage of the MCA amount, referred to as a “factor.” The factor amount is usually higher than interest rates on commercial loans or other comparable loan products. Because MCAs are repaid using the future receipts of the business and are not unconditional obligations by the merchant to repay the advance, MCAs are generally not considered to be loans that are subject to state licensing and usury laws. If the business does not generate sufficient receipts due to adverse business conditions, it may not be able to pay off the MCA, thereby adversely affecting the Master Fund’s investment. Fraud, delays or write-offs associated with SME loans, receivables and MCAs could directly impact the profitability of the Master Fund’s potential investments in such instruments. Some SME assets have recourse to a personal guarantor, which may become obligated to pay any remaining amounts owed to the owner of the loan or receivable, although others have no recourse and the Master Fund would have no such “back-up” if the business fails to pay back the principal and interest or advance amount and additional factor.

In addition, a number of lawsuits in recent years have sought to re-characterize MCAs as loans subject to state usury laws. If that were to occur with respect to any Master Fund investments, the Master Fund may not be able to collect on those MCAs deemed by a court to be disguised loans in violation of state usury laws. MCAs may also be subject to increasing scrutiny by federal and state regulatory agencies, which could lead to additional regulation and oversight of such investments.

Student Loans Risk. In general, the repayment ability of borrowers of student loans, as well as the rate of prepayments on student loans, may be influenced by a variety of economic, social, competitive and other factors, including changes in interest rates, the availability of alternative financings, regulatory changes affecting the student loan market and the general economy. For instance, certain student loans may be made to individuals who generally have higher debt burdens than other individual borrowers (such as students of post-secondary programs). The effect of the foregoing factors is impossible to predict.

Real Estate Loans Risk. Investments in real estate loans may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Master Fund’s investments. To the extent the Master Fund invests in real estate loans, such investments will be limited to real estate loans where, at the time of investment, the loan-to-value ratio of the property is less than or equal to 95%.

Legal and Regulatory Risk – General. Legal, tax and regulatory changes could occur and may adversely affect the Master Fund, and thus the Fund, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. The regulation of U.S. and non-U.S. securities and investment funds, such as the Master Fund, has undergone substantial changes in recent years, and such change may continue. New (or revised) laws or regulations may be imposed by U.S. Congress, the Commodity Futures Trading Commission (“CFTC”), the Securities and Exchange Commission (“SEC”), the U.S. Federal Reserve or other banking regulators, the U.S. Department of Labor, other regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Master Fund. The Master Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes and regulations. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Master Fund and the Investment Adviser are eligible for exemptions from certain regulations. However, there is no assurance that the Master Fund and the Investment Adviser will continue to be eligible for such exemptions. For example, the Master Fund has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to Regulation 4.5 promulgated by the CFTC under the Commodity Exchange Act of 1936, as amended (“CEA”). To continue to qualify for the exclusion under CFTC Regulation 4.5, the aggregate initial margin and premiums required to establish positions in CEA-regulated derivative instruments (other than positions entered into for “bona fide hedging purposes”) may not exceed five percent of the Master Fund’s liquidation value or, alternatively, the net notional value of the Master Fund’s aggregate investments in CEA-regulated derivative instruments (other than positions entered into for “bona fide hedging purposes”) may not exceed 100% of the Master Fund’s liquidation value. In the event the Master Fund fails to qualify for the exclusion and the Investment Adviser is required to register as a CPO, it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Master Fund, which may increase the Master Fund’s expenses.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) establishes rigorous oversight standards for the U.S. economy, market participants and businesses. As the implementation of the Dodd-Frank Act continues, its full impact on the Master Fund and the ability of the Master Fund to meet its investment objective is unknown. The effect of the Dodd-Frank Act or other regulatory changes on the Master Fund could be substantial and may adversely affect the Master Fund’s performance. The implementation of the Dodd-Frank Act could also adversely affect the Investment Adviser and the Master Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Investment Adviser’s and the Master Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Investment Adviser and the Master Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The Dodd-Frank Act and related regulations have had a significant impact on the trading and use of many derivative instruments, and derivative dealers and their counterparties have become subject to new business conduct standards and disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, margin requirements and other regulatory burdens. These new regulatory and margin requirements may increase the overall costs for derivatives dealers and their counterparties and may also render certain strategies in which the Master Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Derivatives dealers can be expected to try to pass those increased costs along, at least partially, to market participants such as the Master Fund in the form of higher fees or less advantageous dealer marks. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Investment Adviser and the Master Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

The federal interagency credit risk retention rules (the “U.S. Risk Retention Rules”) require the “sponsor” of a “securitization transaction” to retain (either directly or through its “majority-owned affiliates”) not less than 5% of the “credit risk” of the assets collateralizing the related asset-backed securities. The U.S. Risk Retention Rules became effective on December 24, 2016 with respect to asset-backed securities collateralized by assets other than residential mortgages. As a result, the failure of a “sponsor” to comply with the U.S. Risk Retention Rules may have a material and adverse effect on the market value and/or liquidity of any securities held by the Master Fund in regards to related securitizations of such sponsoring entity.

As internet commerce continues to evolve, increasing regulation by U.S. federal and state governments becomes more likely. Platforms may be negatively affected by the application of existing laws and regulations or the enactment of new laws applicable to online lending. In addition, federal and state governmental or regulatory agencies may decide to impose taxes on services provided over the Internet. These taxes could discourage the use of the Internet as a means of consumer lending, which would adversely affect the viability of the Platforms. As a result, the Master Fund’s performance would be negatively impacted by the non-viability of any or all of the Platforms in whose loans it has invested.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance-related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between individual loan borrowers and an originating platform or the Master Fund, a court may similarly seek to strictly interpret terms and legal rights in favor of individual borrowers, which could negatively impact the Master Fund to the extent the Master Fund invested in such loans.

Risks Relating to Fund’s RIC Status. Each of the Fund and the Master Fund intends to elect to be treated, and intends to qualify and be treated each taxable year, as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC in any taxable year, the Fund and the Master Fund must meet certain asset diversification tests (the “Diversification Tests”) and at least 90% of its gross income for such year must consist of certain types of qualifying income. The Diversification Tests will be satisfied if, at the end of each quarter of the Fund and the Master Fund’s taxable year, (i) at least 50% of the value of their total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the total assets of each of the Fund and the Master Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets of the Fund and/or the Master Fund is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund and/or the Master Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Operating as a non-diversified investment company for purposes of the 1940 Act, and therefore investing in a relatively small number of individual issuers, may make it difficult for the Fund and/or the Master Fund to meet the diversification requirement for qualification as a RIC. So long as the Fund and/or the Master Fund qualify as a RIC, they generally will not be subject to U.S. federal income tax on its income, including net capital gain, distributed to Shareholders, provided that, for each taxable year, the Fund and/or the Master Fund distribute to their Shareholders an amount equal to or exceeding 90% of the sum of their “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and its net tax-exempt income, if any. Each of the Fund and the Master Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. If Congress, the Treasury Department or the Internal Revenue Service (“IRS”) were to take any action that altered the Master Fund and the Fund’s current understanding of these requirements, certain types of income representing a significant portion of the gross income of the Master Fund or the Fund may not constitute qualifying income or the Master Fund or the Fund may not be adequately diversified. In that case, the Master Fund or the Fund could be forced to change the manner in which it pursues its investment strategy or, if the Master Fund or the Fund were ineligible to or otherwise did not “cure” its failure to meet such requirements, the Master Fund or the Fund could cease to qualify for the special U.S. federal income tax treatment accorded RICs. If for any taxable year the Master Fund or the Fund did not qualify as a RIC, they would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Master Fund or the Fund to tax at the corporate level (currently at a 21% U.S. federal tax rate) and, when such income is distributed, to a further tax at the Shareholder level to the extent of the current or accumulated earnings and profits of the Master Fund or the Fund. See “Tax Aspects.”

Tax Treatment of Loans Risk. No statutory, judicial or administrative authority directly discusses how the notes, certificates and other alternative lending securities in which the Master Fund will invest should be treated for tax purposes. As a result, the tax treatment of the Master Fund’s investment in the alternative lending securities is uncertain. The tax treatment of the Master Fund’s investment in the alternative lending securities could be affected by changes in tax laws or regulations, or interpretations thereof, or by court cases that could adversely affect the Master Fund and its ability to qualify as a RIC under Subchapter M of the Code.

As described above, the Master Fund currently anticipates that its alternative lending investments will initially consist substantially of whole loans sourced from lending Platforms based in the United States. For purposes of the Diversification Tests, it may be uncertain whether the issuer of such whole loans made by the Master Fund will be the Platform, or the underlying borrowers with respect to such investments. . In the opinion of Dechert LLP, tax counsel to the Master Fund and the Fund, whole loans acquired by the Master Fund under the circumstances described below in “Tax Aspects” should be treated as issued by the underlying borrower for the purposes of the Diversification Tests. Based on such opinion, the Master Fund intends to treat the underlying borrowers as the issuers of whole loans (and not the Platforms) for purposes of the Diversification Tests. However, such opinion is not binding on the IRS or a court and there can be no assurance that the IRS will not take contrary positions or that a court would agree with such opinion if litigated. While the Master Fund intends to invest in loans sourced by various Platforms, there may be times where a substantial portion of its alternative lending investments will be sourced from one Platform. Thus, a determination or future guidance by the IRS that the issuer of such whole loans is the Platform may adversely affect the Master Fund’s and, in turn, the Fund’s, ability to meet the Diversification Tests and qualify as a RIC. Failure of the Master Fund to qualify and be eligible to be treated as a RIC would result in Master Fund level and Fund-level taxation and, consequently, a reduced return on your investment. Each of the Master Fund and Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. See “Tax Aspects.”

Risk of Treatment as a Non-Publicly Offered RIC. The Fund will be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) if either (i) Shares of the Fund’s stock collectively are held by at least 500 persons at all times during a taxable year, (ii) Shares of the Fund’s stock are treated as regularly traded on an established securities market or (iii) Shares of the Fund’s stock are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933, as amended (the “Securities Act”). The Fund cannot provide assurance that it will be treated as a publicly offered regulated investment company for all taxable years. If the Fund is not treated as a publicly offered regulated investment company for any calendar year, each U.S. Shareholder that is an individual, trust or estate will be treated as having received a dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of the Fund’s management fees and certain of other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. Shareholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. Shareholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. Shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. Shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. Shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code. See “Tax Aspects.”

Impact of Recently Enacted Federal Tax Legislation. Significant U.S. federal tax reform legislation was recently enacted that, among other things, permanently reduces the maximum federal corporate income tax rate, reduces the maximum individual income tax rate (effective for taxable years 2018 through 2025), restricts the deductibility of business interest expense, changes the rules regarding the calculation of net operating loss deductions that may be used to offset taxable income, and, under certain circumstances, requires accrual method taxpayers to recognize income for U.S. federal income tax purposes no later than the income is taken into account as revenue in an applicable financial statement. The impact of this new legislation on the Fund and the Master Fund and their Shareholders is uncertain. Prospective investors are urged to consult their tax advisors regarding the effects of the new legislation on an investment in the Fund. See “Tax Aspects.”

Income Risk. The income Shareholders receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund’s debt holdings and Shareholder’s income distributions from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Treatment of Fund Investments under Federal Securities Laws. The Fund and the Master Fund have been advised that it is the current view of the SEC and its staff that the purchase of whole loans through alternative lending Platforms involves the purchase of “securities” issued by the originating Platforms under the Securities Act. If the alternative lending securities purchased by the Master Fund, such as whole loans, are deemed to be “securities” under federal securities law, then the issuers of such instruments are subject to a wide range of obligations and sanctions. At the federal level, the issuer, the underwriter and other individuals in a public offering signing a registration statement are strictly liable for any inaccurate statements in the document. Even though an exemption from registration with the SEC is typically utilized by the issuers of the alternative lending securities that are considered “securities” pursuant to the federal securities laws, the anti-fraud provisions of the federal securities laws still apply. Avoidance of fraud requires full and fair disclosure of all material facts and the usual method of discharging this disclosure obligation is for the issuer to prepare and distribute a prospectus that has been registered with the SEC or, in a private transaction, an “offering memorandum” that incorporates the same type of information as would be contained in a registration statement. Noncompliance with federal securities laws can involve potentially severe consequences for the issuer and the Master Fund may recover civil damages from the applicable issuer of a security if the requisite intent can be shown against its directors, managers and/or other responsible persons. Securities regulators can also institute administrative proceedings, suits for injunction and, in the appropriate circumstances, even criminal actions. In addition, there are separate obligations and sanctions under securities laws which exist in each and every state.

There is no bright line test to determine whether notes evidencing loans should be deemed “securities” within the purview of the

SEC. In general, a determination of whether a note evidencing a loan is a security under the Securities Act is subject to an analysis of the facts and circumstances of the transaction involving the issuance of the notes. To the extent certain alternative lending securities, such as whole loans, are not, in the future, deemed to be “securities” under the Securities Act, the Master Fund would not be able to seek the remedies described above with respect to such instruments.

Investment Company Securities. Subject to the limitations set forth in the 1940 Act, or as otherwise permitted by the SEC, the Master Fund may acquire shares in other investment companies, including foreign investment companies and ETFs, which may be managed by the Investment Adviser or its affiliates. The market value of the shares of other investment companies may differ from the NAV of the Master Fund. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Master Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Master Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Master Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Summary of Fees and Expenses

The following table illustrates the aggregate fees and expenses that the Fund and the Master Fund expect to incur and that Shareholders can expect to bear directly or indirectly. The purpose of the following table and example below is to help you understand all fees and expenses that you, as a Shareholder, would bear directly or indirectly. Shareholders should understand that some of the percentages indicated in the tables below are estimates and may vary. The expenses shown in the table under “Other Expenses,” “Total Annual Fund Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues 500,000 Shares. If the Fund issues fewer Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Shares. The table also assumes the use of leverage by the Master Fund through a credit facility in an amount equal to 30% of Managed Assets (after the leverage is incurred), and shows Fund expenses as a percentage of net assets attributable to Shares. The following table should not be considered a representation of the Fund’s future expenses. The Fund’s actual expenses may vary significantly from the estimated expenses shown in the table.

Transaction Fees

Maximum Sales Load (percentage of purchase amount)[1]	3.00%
Dividend reinvestment plan fees	None
Maximum Redemption Fee	None

Annual Fund Expenses (as a percentage of the Fund’s net assets attributable to common shares)

Management Fee[2]	0.98%
Interest Payments on Borrowed Funds[3]	1.39%
Other Expenses[4]
Platform Loan Fees[5]	1.24%
All Other Expenses	1.13%
Distribution and Shareholder Servicing Fee	0.75%
Total Annual Fund Expenses	5.49%
Fee Waivers and/or Expense Reimbursement[6]	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	5.49%

Example

You would pay the following fees and expenses (including the sales load) on a $1,000 investment, assuming a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year):†

1 Year	3 Years	5 Years	10 Years
$ 86	$ 186	$ 287	$ 537

Actual expenses may be greater or lesser than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.

† On an investment of $50,000 the Example would be as follows:

1 Year	3 Years	5 Years	10 Years
$ 4,314	$ 9,324	$ 14,330	$ 26,826

The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Fund and Master Fund Expenses,” “Management Fee,” “Distribution and Shareholder Servicing Fee” and “Purchases of Shares.”

1	Generally, the minimum initial investment by an investor in the Fund is $50,000, which minimum may be reduced for certain investors. Investors purchasing Shares may be charged a sales load of up to 3% of the Investor’s subscription. The table assumes the maximum sales load is charged. The Distributor and/or a Service Agent may, in its discretion, waive the sales load for certain investors. See “Plan of Distribution.”
2	This fee is paid to the Investment Adviser at the Master Fund level
3	“Interest Payments on Borrowed Funds” are based on estimated levels of borrowing at an interest rate of 4.62%. If the Fund were to incur higher levels of borrowing or pay higher interest rates, interest payments on borrowed funds as a percentage of net assets would be higher.
4	Other Expenses include professional fees and other expenses that the Fund will bear directly and indirectly through the Master Fund, including, without limitation, the Fund’s Distribution and Shareholder Servicing Fee. See “Fund and Master Fund Expenses” and “Distribution and Shareholder Servicing Fee.”
5	The Fund, and therefore the Shareholders, will indirectly bear Platform loan fees, such as loan servicing fees and loan trailing fees that are paid to the servicer of the applicable Platform and, in certain cases, to applicable originator of the alternative lending securities in which the Master Fund invests.
6	The Investment Adviser has agreed to waive and/or reimburse the Fund’s expenses (other than (i) the Fund’s proportionate share of the management fees paid to the Investment Adviser by the Master Fund, (ii) the Fund’s proportionate share of the other expenses of the Master Fund and (iii) the Fund’s Extraordinary Expenses) to the extent necessary in order to cap total annual fund expenses at 1.00% of the Fund’s average annual net assets. The fee waiver and/or expense reimbursement will continue for at least one year or until such time as the Master Fund’s Board of Directors acts to discontinue all or a portion of such waiver and/or reimbursement when it deems such action is appropriate. “Extraordinary Expenses” are expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders.

Financial Highlights

The Fund is newly organized and its Shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

The Fund

The Fund, which is registered under the 1940 Act, as a non-diversified, closed-end management investment company, was organized as a Delaware statutory trust on June 14, 2017. The Fund’s principal office is located at 100 Front Street, Suite 400, West Conshohocken, PA 19428, and its telephone number is (800) 421-7572. Investment advisory services are provided to the Master Fund by the Investment Adviser pursuant to the terms of an investment advisory agreement with the Master Fund (the “Investment Advisory Agreement”). Responsibility for monitoring and overseeing the Investment Adviser’s implementation of the Master Fund’s investment program and operation is vested in the individuals who serve on the Master Fund’s Board of Trustees. The same individuals serve on the Fund’s Board of Trustees and the Master Fund’s Board of Trustees. See “Management of the Fund and the Master Fund.”

Use of Proceeds

The Master Fund will invest the proceeds of the offering of Shares in accordance with its investment objective and policies as stated below. It is currently anticipated that the Master Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within approximately six months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Master Fund as well as the availability of investments consistent with the Master Fund’s investment objective and strategies. Pending investment of the net proceeds, the Master Fund will invest in high-quality, short-term debt securities, cash and/or cash equivalents.

Structure

The Fund seeks to provide total return with an emphasis on current income by investing substantially all of its assets in the Master Fund, a registered investment company with the same investment objective and strategies as the Fund. Any assets of the Fund not invested in the Master Fund will be de minimis amounts of cash or cash equivalents to meet certain ongoing expenses. The Master Fund has the same investment objective and strategies as the Fund. All investments are made at the Master Fund level. Thus, the Fund’s investment results will correspond directly to the investment results of the Master Fund.

Each of the Fund and the Master Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at the Fund’s current net asset value (“NAV”) per Share at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset inflows and outflows that can complicate their portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities, and to utilize leverage.

Neither the Fund nor the Master Fund will list its Shares for trading on any securities exchange. There is currently no secondary market for its Shares and the Fund does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to Shareholders, the Fund intends, but is not obligated, to conduct quarterly tender offers to repurchase Shares in the sole discretion of the Board of Trustees, as described herein. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited and, potentially, no liquidity of the Shares. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Investment Program

When used in this Prospectus, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, the Master Fund may invest indirectly by investing in derivatives or through one or more wholly-owned and controlled subsidiaries (each, a “Subsidiary”). The Master Fund may be exposed to the different types of investments described below through its investments in its Subsidiaries. The allocation of the Master Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein.

Investment Objective

Through its investment in the Master Fund, the Fund seeks to provide total return with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objective.

Investment Philosophy

Morgan Stanley AIP GP LP emphasizes investments that take a long-term view and that prioritize sources of expected return over security selection or market timing. The Investment Adviser will select investments for the Master Fund with a focus on long-term returns derived primarily from the “credit risk premium” in certain loans and other investments described below. The “credit risk premium” is the difference in return between obligations viewed as low risk, such as high-quality, short-term government debt securities, and securities issued by private entities or other entities which are subject to credit risk. The credit risk premium is positive when the interest payments or other income streams received in connection with a pool of alternative lending securities, minus the principal losses experienced by the pool, exceed the rate of return for risk-free obligations. There can be no assurance that the credit risk premium will be positive for the Master Fund’s investments for any specific time period, on average or over time. If the interest payments and repayments of principal received in connection with such borrowings exceed the losses incurred from defaults on the borrowings, on average and over time, the excess positive return from the interest payments represents the credit risk premium. The Master Fund is accepting the risk of default by some borrowers in exchange for the expected returns from interest payments and principal repayments of the borrowers that repay their loans. The Master Fund seeks to benefit over the long-term from the difference between the amount of interest and principal received from these loans and other investments and the losses experienced.

Investment Strategies

The Master Fund will seek to achieve its investment objective by investing in alternative lending securities that generate interest or other income streams that the Investment Adviser believes offer access to credit risk premium (as defined herein). Alternative lending securities are loans originated through non-traditional, or alternative, lending Platforms, or securities that provide the Master Fund with exposure to such instruments. The “credit risk premium” is the difference in return between obligations viewed as low risk, such as high-quality, short-term government debt securities, and securities issued by private entities or other entities which are subject to credit risk. The credit risk premium is positive when interest payments or other income streams received in connection with a pool of alternative lending securities, minus the principal losses experienced by the pool, exceed the rate of return for risk-free obligations. By investing in alternative lending securities, the Master Fund is accepting the risk that some borrowers will not repay their loans in exchange for the expected returns associated with the receipt of interest payments and repayment of principal by those that do. There is no assurance that the credit risk premium will be positive for the Master Fund’s investments at any time or on average and over time. However, the Master Fund seeks to benefit over the long-term from the difference between the amount of interest and principal received and losses experienced.

The alternative lending securities in which the Master Fund may invest are sourced through various alternative lending Platforms as determined by the Investment Adviser. The Master Fund may invest in a broad range of alternative lending securities, including, but not limited to, (1) consumer loans, inclusive of specialty offerings such as education loans and elective medical loans; (2) small business loans, receivables and/or merchant cash advances, inclusive of specialty offerings such as purchasing and financing of future payment streams or asset-based financing; (3) specialty finance loans, including, but not limited to, automobile purchases, equipment finance, transportation leasing or short-term real estate financing; (4) tranches of alternative lending securitizations, including, but not limited to, residual interests and/or majority-owned affiliates (MOAs); and (5) to a lesser extent, fractional interests in alternative lending securities and other types of equity, debt or derivative instruments that the Investment Adviser believes are appropriate, except that the Master Fund will not invest in consumer loans that are of sub-prime quality as determined at the time of investment, and the Master Fund will not invest 45% or more of its Managed Assets in the securities of, or loans originated by, any single Platform or group of related Platforms. The Investment Adviser will make the determination that loans purchased by the Master Fund are not of subprime quality based on the Investment Adviser’s due diligence of the credit underwriting policies of the originating platform, which look to a number of borrower-specific factors to determine a borrower’s ability to repay a particular loan, including employments status, income, assets, education and credit bureau data where available. Although credit bureau data is only one factor considered in determining the credit quality of a borrower and a loan, when FICO data is available with respect to a borrower, in accordance with the guidelines, consumer loans made to a borrower with a FICO score below 600 at the time of investment will be deemed to be sub-prime.

The Master Fund may also purchase bonds and other debt securities backed by a pool of alternative lending securities. Initially, the Master Fund’s portfolio will consist substantially of whole loans. The Master Fund may invest across various Platforms, loan types, geographies and credit risk bands. The Master Fund anticipates that its investments will initially be sourced from Platforms based in the United States. In the future, the Master Fund’s investments may be sourced from Platforms domiciled outside the United States, including the United Kingdom and Europe. To the extent the Master Fund’s investments are sourced from Platforms domiciled outside the United States in the future, the investment limitations and requirements applicable to investments sourced from U.S. Platforms will be applicable to such Platforms. The Master Fund may also invest in other investment companies that invest in alternative lending securities. To the extent the Master Fund invests in real estate loans, such investments will be limited to real estate loans where, at the time of investment, the loan-to-value ratio of the property is less than or equal to 95%.

The Master Fund expects to invest primarily in unrated securities. Although the Master Fund’s fundamental policies described above do not permit the Master Fund to invest in consumer loans of sub-prime quality, some unrated securities purchased by the Master Fund may be of credit quality comparable to securities rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”). The Master Fund may invest, without limitation, in unrated securities that may be of a credit quality comparable to securities rated below investment grade. To the extent the Master Fund invests directly in fractional or whole interests in alternative lending securities, such investments will not include exposure to consumer loans that are of sub-prime quality. Otherwise, the fractional or whole interests in alternative lending securities or tranches of alternative lending securitizations in which the Master Fund may invest may be of a credit quality comparable to securities rated below investment grade. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

The Master Fund may also invest in both rated senior classes of asset-backed securities as well as residual interests in pools of alternative lending securitizations. To the extent the Master Fund invests in residual interests in pools of alternative lending securitizations, a small number of loans in the pools may include consumer loans of sub-prime quality.

The Master Fund has adopted the below fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding Shares of the Master Fund. For more information on the Master Fund’s stated fundamental policies, please see “Investment Policies and Practices—Fundamental Policies” in the Master Fund’s Statement of Additional Information.

•	The Master Fund may not invest in consumer loans that are deemed to be of sub-prime quality at the time of investment pursuant to guidelines developed by the Investment Adviser and implemented by the Platforms.

•	The Master Fund may not purchase alternative lending securities from Platforms whose primary business consists of originating sub-prime quality consumer loans.

•	The Master Fund may not purchase alternative lending securities deemed to be originated in emerging markets, pursuant to guidelines developed by the Investment Adviser and implemented by the Platforms.

•	The Master Fund may not purchase alternative lending securities from Platforms whose financial statements are not audited by a nationally recognized accounting firm and/or its international affiliates.

As described in further detail under “Alternative Lending,” an alternative lending Platform is a lending marketplace or lender other than a traditional lender such as a bank. In considering investments for the Master Fund, the Investment Adviser performs diligence on the Platforms from which the Master Fund purchases alternative lending securities. The Investment Adviser evaluates the process by which each Platform extends loans and loan-related services to borrowers, as well as the characteristics of the loans made available through each Platform. The Master Fund seeks to purchase loans from a Platform that meet certain criteria (such as maturities and durations, borrower and loan types, borrower credit quality and geographic locations of borrowers) and that provide broad exposure to that particular Platform’s loan originations. The Master Fund will only invest in or through alternative lending Platforms that will provide the Master Fund with a written commitment to deliver, on an ongoing basis, individual loan-level data that is updated as often as NAV is calculated to reflect updated information regarding the borrower or the loan itself. The Master Fund will only invest in loans for which the Investment Adviser can evaluate to its satisfaction the individual loan-level data related to the existence and valuation of the loans and used by the Master Fund for accounting purposes.

The Master Fund pursues its investment objective by investing primarily in alternative lending securities, either directly or through one or more wholly-owned and controlled subsidiaries (each, a “Subsidiary”) formed by the Master Fund. These securities typically provide the Master Fund with exposure to loans originated by alternative lending Platforms.

The Master Fund will invest primarily in whole loans, but also may invest, to a lesser extent, in other types of alternative lending securities, which include:

•	shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans (including “member-dependent payment notes” issued by some public Platforms domiciled in the United States, referred to as “fractional loans” herein);

•	securities issued by special purpose entities that hold either of the foregoing types of alternative lending securities (“asset-backed securities”);

•	equity or debt securities (publicly or privately offered), including warrants, of alternative lending Platforms or companies that own or operate alternative lending Platforms; and

•	derivative instruments (which may include options, swaps or other derivatives) that provide exposure to any of the investments the Master Fund may make directly or that hedge components of such investments.

A large portion of the Master Fund’s investments in loans may be unsecured and have speculative characteristics and therefore may be high risk, including the heightened risk of nonpayment of interest or repayment of principal. Such loans are not secured by any collateral, not guaranteed or insured by any third-party and not backed by any governmental authority in any way. The Master Fund may gain exposure directly or indirectly to loans that are unsecured, secured by a perfected security interest in an enterprise or specific assets of an enterprise or individual borrower, and/or supported by a personal guarantee by individuals related to the borrower. The loans to which the Master Fund will gain exposure may pay fixed or variable rates of interest, may have a variety of amortization schedules, may include borrowings that do not require amortization payments (i.e., are interest-only), and may have a term ranging from less than one year to thirty years or longer. This universe of investments is subject to change under varying market conditions and as alternative lending instruments and markets evolve over time.

Under normal circumstances, the Master Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, directly or indirectly in alternative lending securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Master Fund’s investment objective and strategy are non-fundamental and may be changed without shareholder approval.

The Master Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Master Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, forwards, swaps, options, warrants, contracts for difference (“CFDs”), structured investments and other related instruments and techniques. The Master Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Such derivative transactions may subject the Master Fund to increased risk of principal loss due to unexpected movements in securities prices, interest rates, foreign exchange rates, credit spreads and imperfect correlations between the value of such instruments and the underlying instruments upon which derivatives transactions are based. Further, there can be no guarantee the Master Fund’s hedging activities will effectively offset any adverse impact of foreign exchange, interest rates or credit spread moves.

Investment Selection

The Investment Adviser seeks to identify attractive alternative lending securities for consideration in connection with investments by the Master Fund. In implementing the Master Fund’s investment program, the Investment Adviser has broad discretion to invest in alternative lending securities of different types and relating to a variety of borrower types and geographic regions (including regions inside and outside the United States), subject to the Master Fund’s stated fundamental policies. The Master Fund anticipates that its investments will initially be sourced from Platforms based in the United States. In the future, the Master Fund’s investments may be sourced, without limitation, from Platforms domiciled outside or underwriting loans outside the United States, including in the United Kingdom and/or Europe (except emerging markets, as determined by the Platforms pursuant to guidelines developed by the Investment Adviser). The guidelines provide that generally, emerging market countries are countries that major international financial institutions (such as the World Bank) generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Within each geographic region and borrower type, the Investment Adviser has broad discretion to invest in securities that provide the Master Fund with a variety of exposures, including to risk and return characteristics, loan types, geographies and credit risk bands. Subject to any restrictions under applicable law (including diversification requirements under U.S. federal income tax law applicable to regulated investment companies), the Master Fund is not limited in terms of its exposure to any particular borrower profile or loan terms or characteristics, except as provided in the Master Fund’s stated fundamental policies. There is no stated limit on the percentage of assets the Master Fund may invest in a particular investment or the percentage of assets the Master Fund will allocate to any one loan type, borrower type, loan purpose, geographic region, borrower creditworthiness, term or form of security or guarantee permitted by the Master Fund’s fundamental policies. The Master Fund may, at times, focus its investments in instruments meeting one or more of these criteria.

There is currently no active secondary trading market available for loans in which the Master Fund will invest and, as a result, the Master Fund will primarily hold investments to maturity. However, the Master Fund may sell certain of its investments into a securitization and/or to unrelated third parties before maturity in circumstances that the Investment Adviser determines will provide the Master Fund with more attractive pricing, or liquidity at a more rapid pace than is expected from the amortization of the Master Fund’s underlying collateral.

The Master Fund may make investments in alternative lending securities directly or indirectly through one or more Subsidiaries. Each Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security that the Master Fund may hold directly. References herein to the Master Fund include references to a Subsidiary in respect of the Master Fund’s exposure to alternative lending securities.

Portfolio Construction

The alternative lending securities in which the Master Fund will invest are loans originated through non-traditional lending Platforms, or securities that provide the Master Fund with exposure to such instruments. Such investments may include the following:

Whole Loans. The Master Fund will invest primarily in whole loans. When the Master Fund invests directly or indirectly in whole loans, it will typically purchase all rights, title and interest in the loans pursuant to a whole loan purchase agreement directly from the Platform or its affiliate. The Platform or a third-party servicer typically continues to service the loans that it originates, collecting payments and distributing them to investors, less any servicing fees assessed against the Master Fund. The servicing entity typically will make all decisions regarding acceleration or enforcement of the loans following any default by a borrower. The Master Fund expects to engage a backup servicer in case any Platform or affiliate of the Platform ceases to exist or fails to perform its servicing functions. The Master Fund, as an investor in a whole loan, would be entitled to receive payment only from the borrower and/or any guarantor, and would not be entitled to recover any deficiency of principal or interest from the Platform if the underlying borrower defaults on its payments due with respect to a loan, except under very narrow circumstances, which may include fraud by the borrower in some cases. As described above, the whole loans in which the Master Fund may invest may be secured or unsecured.

Shares, Certificates, Notes or Other Securities. The Master Fund may also invest directly or indirectly in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans (“fractional loans”) or pools of whole loans. The Platform (or any separate special purpose entity organized by or on behalf of the Platform) may hold the whole loans underlying such securities on its books and issue to the Master Fund, as an investor, a share, certificate, note or other security, the payments on which track and depend upon the borrower payments on the underlying loans. As with whole loans, the Platforms or third-party servicers typically continue to service the underlying loans on which the performance of such securities is based. Such securities may be linked to any of the types of whole loans in which the Master Fund may invest directly. Such securities may also be fractional loans. These securities may be sold through registered public offerings or through unregistered private offerings.

Equity Securities. The Master Fund may invest directly or indirectly in public or private equity securities issued by alternative lending Platforms or companies that own or operate alternative lending Platforms (or their affiliates), including common stock, preferred stock, convertible stock and/or warrants. For example, the Master Fund may invest in securities issued by a Platform, which may provide the Platform with the financing needed to support its lending business. An equity interest in a Platform or related entity represents ownership in such company, which may provide voting rights and entitle the Master Fund, as a shareholder, to a share of the company’s success through dividends and/or capital appreciation. The Master Fund may also invest directly or indirectly in equity securities of both foreign and U.S. small and mid-cap companies. The equity investments in which the Master Fund may invest include common stock, preferred stock, rights and warrants and convertible securities.

Debt Securities. The Master Fund may invest directly or indirectly in debt securities (including loans) issued by alternative lending Platforms or companies that own or operate alternative lending platforms. The Master Fund may have exposure to the debt securities of U.S. or foreign issuers. These debt securities may have fixed or floating interest rates; may or may not be collateralized; and may be below investment grade or unrated but judged by the Investment Adviser to be of comparable quality (debt securities that are below investment grade are commonly called “junk bonds”). Debt securities are fixed or variable/floating-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Debt is generally used by corporations, individuals, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Some debt securities are “perpetual” in that they have no maturity date. The Master Fund has no limits as to the maturity of debt securities in which it invests directly or indirectly. Such investments may be within any maturity range (short, medium or long) depending on the Investment Adviser’s evaluation of investment opportunities available within the debt securities market. Similarly, the Master Fund has no limits as to the market capitalization range of the issuers. A debt investment made by the Master Fund could take the form of a loan, convertible note, credit line or other extension of credit made by the Master Fund to a Platform operator. The Master Fund would be entitled to receive interest payments on its investment and repayment of the principal at a set maturity date or otherwise in accordance with the governing documents.

Asset-Backed Securities. The Master Fund may invest in asset-backed securities, which are bonds and other debt securities backed by, or residual equity interests in, pools of alternative lending securities. These investments include bonds or other debt securities issued by special purpose vehicles (“SPVs”) established solely for the purpose of holding alternative lending debt securities and issuing securities (“asset-backed securities”) secured only by such underlying assets (which practice is known as securitization). The Master Fund may invest, for example, in an SPV that holds a pool of loans originated by a particular Platform. The SPV may enter into a service agreement with the operator or a related entity to ensure continued collection of payments, pursuit of delinquent borrowers and general interaction with borrowers in much the same manner as if the securitization had not occurred. The Master Fund may invest in both rated senior classes of asset-backed securities as well as residual classes of pools of alternative lending securities. The subordinated classes of alternative lending securities in which the Master Fund may invest are typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes.

The SPV may issue multiple classes of asset-backed securities with different levels of seniority. The more senior classes will be entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to allow the SPV to make payments on all of the classes of the asset-backed securities. Accordingly, the senior classes of asset-backed securities receive higher credit ratings (if rated) whereas the subordinated classes have higher interest rates.

Payments of principal and interest on such bonds and debt securities are dependent upon the cash flows generated by the underlying loans, and therefore these investments are subject to the same types of risks as direct investments in alternative lending securities.

The Investment Adviser, as part of its portfolio construction process, performs diligence on the Platforms from which the Master Fund purchases alternative lending securities in order to evaluate both the process by which each Platform extends loans to borrowers and provides related services and the characteristics of the overall portfolio of loans made available through that Platform. As part of its diligence process, the Investment Adviser monitors on an ongoing basis the underwriting quality of each Platform through which it invests in alternative lending securities, including an analysis of the historical and ongoing “loan tapes” that includes loan underwriting data and actual payment experience for all individual loans originated by the Platform that are comparable to the loans purchased, or to be purchased, by the Master Fund. In addition, the Investment Adviser will conduct periodic meetings with the Platforms for purposes of assessing and evaluating the underwriting quality at each Platform for each loan type. Although the Master Fund conducts diligence on the Platforms, the Master Fund generally does not have the ability to independently verify the information provided by the Platforms respecting individual loans and other alternative lending securities, other than certain payment information regarding such instruments owned by the Master Fund, which the Master Fund will evaluate as payments are received. The Master Fund will monitor the characteristics of the alternative lending securities it purchases on an ongoing basis. Once the Master Fund acquires a loan from a Platform, the Platform will provide the Master Fund with certain information to enable the Investment Adviser to monitor the performance of the Master Fund’s overall portfolio and to determine whether such loans comply with the Master Fund’s investment criteria. The Master Fund will also periodically review certain aspects of the Platforms’ credit models and monitor the Platforms with a view toward ensuring that sound underwriting standards are maintained over time.

The Master Fund will not invest in alternative lending securities deemed to be of sub-prime quality at the time of investment pursuant to guidelines developed by the Investment Adviser. “Sub-prime” does not have a specific legal or market definition, but is understood in the credit marketplace to signify that a loan has a material likelihood that it will not be repaid. These guidelines look to a number of borrower-specific factors to determine a borrower’s ability to repay a loan, such as employment status, income, assets, education and credit bureau data where available. The Master Fund may also invest in subordinated classes of loans or other assets, including rated or unrated equity tranches, which may include in the pool consumer loans of sub-prime quality. These investments are typically considered to be illiquid and highly speculative, as they are more sensitive to defaults and realized losses in relation to underlying assets than other tranches and are required to absorb losses before the more senior classes are required to do so. Furthermore, these investments possess credit quality similar to below investment grade securities, which are often referred to as “junk,” and have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The Master Fund is not required to sell or otherwise dispose of any loan that loses its credit rating or has its credit rating reduced after the Master Fund has purchased it. The Master Fund will not invest in payday loans. “Payday loans” are deemed by the Investment Adviser to be a category of sub-prime unsecured consumer loans. Payday loans are typically small-dollar, short term loans that consumer borrowers promise to repay out of their next paycheck or regular income payment. Payday loans are usually priced at a fixed dollar fee, which represents the finance charge to the consumer borrower. Because these loans have relatively short terms to maturity, the cost of borrowing, when annualized, typically produces a very high annual percentage rate. Consumer borrowers who obtain payday loans frequently have limited financial capacity or blemished or insufficient credit histories that limit their access to lower cost borrowing alternatives. Determinations as to the eligibility of loans for purchase by the Master Fund will be made pursuant to guidelines developed by the Investment Adviser and implemented by the Platforms.

In response to adverse market, economic or political conditions, the Master Fund may invest temporarily in high quality fixed income securities, money market instruments and affiliated or unaffiliated money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, the Master Fund may also make these types of investments to maintain the liquidity necessary to effect repurchases of Shares.

As set forth above, the Fund will attempt to achieve its investment objective by investing all or substantially all of its assets in the Master Fund.

Leverage

The Master Fund may use leverage to seek to achieve its investment objective. The Master Fund or a Subsidiary of the Master Fund may use leverage through funds borrowed from banks or other financial institutions (a credit facility), margin facilities, the issuance of preferred shares and/or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. Based on current market conditions, the Master Fund intends to initially use a credit facility in the amount of up to 30% of the Master Fund’s Managed Assets. In addition, although it has no current intention to do so, the Master Fund may also invest in derivative instruments that have the economic effect of leverage, such as futures, options, and swaps to seek enhanced returns or to seek to reduce the risk of loss of (hedge) certain of its holdings. The Master Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time. In addition, the Master Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act. The Master Fund will comply with the limitations on leverage imposed by the 1940 Act on a combined aggregate basis with its Subsidiaries, including derivatives. In addition, to the extent applicable to the investment activities of a Subsidiary, the Master Fund and the Subsidiary will comply with the same fundamental investment restrictions on an aggregate basis and will follow the same compliance policies and procedures as the Master Fund.

Leverage is a speculative technique that exposes the Master Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Master Fund’s portfolio will be magnified when the Master Fund uses leverage. The use of leverage is subject to risks and would cause the Master Fund’s NAV to be more volatile than if leverage were not used. For example, a rise in short-term interest rates, which currently are near historically low levels, might cause the Master Fund’s NAV to decline more if the Master Fund were using leverage than if the Master Fund were not using leverage. A reduction in the Master Fund’s NAV may cause a reduction in the market price of its Shares. The use of leverage also may cause greater volatility in the level of the Master Fund’s market price and distributions on the Shares.

There can be no assurance that the Master Fund’s leverage strategy will be successful or that the Master Fund will be able to use leverage at all. Developments in the credit markets may adversely affect the ability of the Master Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to Shareholders. For these reasons, the use of leverage for investment purposes is considered a speculative investment practice. Any use of leveraging by the Master Fund would be subject to the limitations of the 1940 Act, including the prohibition on the Master Fund issuing more than one class of senior securities, and asset coverage requirements.

The Management Fee paid by the Master Fund will be calculated on the basis of the Managed Assets, which includes proceeds from (and assets subject to) the Master Fund’s leverage minus the sum of the Master Fund’s accrued liabilities (other than Master Fund liabilities incurred for the purpose of leverage). Therefore, the Management Fee payable to the Investment Adviser will be higher when leverage is utilized. This will create a conflict of interest between the Investment Adviser on the one hand and Shareholders on the other hand. To monitor this potential conflict, the Board of Trustees intends to periodically review the Master Fund’s use of leverage, including its impact on the Master Fund’s performance and on the fees paid to the Investment Adviser. See “Risk Considerations—Alternative Lending Risk Considerations—Leverage Risk.”

The Master Fund reserves the flexibility to issue preferred shares or debt, borrow money, issue commercial paper or enter into similar transactions to add leverage to its portfolio. Subject to market conditions, the Master Fund anticipates using leverage primarily through the use of proceeds received from a credit facility. Any use of leverage by the Master Fund will be consistent with the provisions of the 1940 Act. The leverage would have complete priority upon distribution of assets over Shares. The Master Fund expects to invest the proceeds derived from any leverage offering in securities consistent with the Master Fund’s investment objective and policies. If preferred shares are issued, they may pay adjustable rate dividends based on shorter term interest rates. The adjustment period for preferred shares dividends could be as short as one day or as long as a year or more. So long as the Master Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage, after taking expenses into consideration, the leverage will cause Shareholders to receive a higher rate of return than if the Master Fund were not leveraged. The Master Fund will pay (and Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of preferred shares.

The Declaration of Trust authorizes the Master Fund, without prior approval of Shareholders, to borrow money. In this connection, the Master Fund may issue notes or other evidence of indebtedness (including borrowing from banks or other financial institutions (i.e., a credit facility) or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Master Fund’s assets. In connection with such borrowing, the Master Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Master Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33⅓% of Managed Assets). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Master Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Master Fund. The Master Fund intends to manage its short positions in securities and certain of its derivative positions by maintaining an amount of cash or liquid securities earmarked or in a segregated account in accordance with the positions of the SEC and its staff. The Master Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Master Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Master Fund not enter into any such transactions if the Fund’s asset coverage for such borrowings fell below the levels permitted by the 1940 Act.

The rights of lenders to the Master Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Master Fund, including the payment of dividends to Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Master Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Master Fund’s status as a RIC under the Code, the Master Fund intends to repay the borrowings. Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Master Fund.

Certain types of borrowings may result in the Master Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Master Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Master Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Master Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Master Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Master Fund to limit its investment in a particular asset class. The Master Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term corporate debt securities or preferred shares issued by the Master Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Master Fund’s portfolio in accordance with the Master Fund’s investment objective and policies.

Under the 1940 Act, the Master Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Managed Assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Managed Assets). In addition, the Master Fund is not permitted to declare any cash dividend or other distribution on its Share unless, at the time of such declaration, the value of the Managed Assets is at least 200% of such liquidation value after deducting the amount of such dividend or distribution. If preferred shares are issued, the Master Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include more stringent asset coverage maintenance provisions, which will require the redemption of the preferred shares in the event of non-compliance by the Master Fund and may also prohibit dividends and other distributions on the Shares in such circumstances. In order to meet redemption requirements, the Master Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Master Fund to incur related transaction costs and could result in capital losses to the Master Fund. Prohibitions on dividends and other distributions on the Shares could impair the Master Fund’s ability to qualify as a RIC under the Code.

The remaining Trustees will be elected by the Shareholders and preferred shares, if any, voting together as a single class. In the event the Master Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Trustees.

The Master Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Master Fund securities.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Shares total return during the Master Fund’s first full year of operations, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Master Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. Specifically, the table is intended to illustrate the amplified effect leverage may have on Shares total returns based on the performance of the Master Fund’s underlying assets, i.e., gains or losses will be greater than they otherwise would be without the use of leverage. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Master Fund. See “Risk Considerations.”

The table further reflects the issuance of leverage through a credit facility representing 30% of the Managed Assets at an annual interest rate expense to the Master Fund of 4.62%. The Shares must experience an annual return of 1.39% in order to cover the annual interest expense.

Assumed Return on Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Shareholder	-14.39%	-7.89%	-1.39%	5.11%	11.61%

Total return is composed of two elements: the Master Fund’s net investment income after paying the carrying cost of leverage and gains or losses on the value of the securities the Master Fund owns. As required by SEC rules, the table above assumes that the Master Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Master Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments. If the Master Fund uses leverage, the amount of fees paid to the Investment Adviser for management services will be higher than if the Master Fund does not use leverage because the Management Fee paid is calculated based on the Managed Assets, which include assets purchased with leverage. Therefore, the Investment Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Investment Adviser and the Shareholders, as only the Shareholders would bear the fees and expenses incurred through the Master Fund’s use of leverage.

Risk Considerations

Risk is inherent in all investing. Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. The risks below include risks associated with investments in the Master Fund specifically, as well as risks generally associated with investment in a fund with investment objectives, investment policies, capital structure or trading markets similar to the Master Fund’s. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in the Fund’s Shares.

The Fund, through its investment in the Master Fund, is subject to the principal risks noted below, whether through the Master Fund’s direct investments, investments through a Subsidiary or derivatives positions. As with any investment company, there is no guarantee that the Master Fund, and thus the Fund, will achieve its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Alternative Lending Risk Considerations

Loans may carry risk and be speculative. Loans are risky and speculative investments. The loans are obligations of the borrower and depend entirely for payment on receipt of payments by a borrower. If a borrower fails to make any payments, the amount of interest payments received by the Master Fund will be reduced. Many of the loans in which the Master Fund will invest will be unsecured personal loans. However, the Master Fund may invest in business and specialty finance, including secured loans. If borrowers do not make timely payments of the interest due on their loans, the yield on the Master Fund’s Shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the Master Fund’s NAV will decrease. Uncertainty and negative trends in general economic conditions in the United States and abroad, including significant tightening of credit markets, historically have created a difficult environment for companies in the lending industry. Many factors may have a detrimental impact on the Platforms’ operating performance and the ability of borrowers to pay principal and interest on loans. These factors include general economic conditions, unemployment levels, energy costs and interest rates, as well as events such as natural disasters, acts of war, terrorism and catastrophes.

Risks related to alternative lending securities include:

Prepayment Risk. Borrowers may have the option to prepay all or a portion of the remaining principal amount due under a borrower loan at any time without penalty. In the event of a prepayment of the entire remaining unpaid principal amount of a borrower loan in which the Master Fund invests, the Master Fund will receive such prepayment but further interest will not accrue on such loan after the date of the prepayment. If the borrower prepays a portion of the remaining unpaid principal balance, interest will cease to accrue on the prepaid portion, and the Master Fund will not receive all of the interest payments that it expected to receive.

When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Master Fund may have to invest the proceeds in loans or other securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation), as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Master Fund will generally be at lower rates of return than the return on the assets that were prepaid, which may result in a decline in the Master Fund’s income and distributions to Shareholders. Prepayment reduces the yield to maturity and the average life of a loan or other security.

Interest Rate Risk. Interest rate risk is the risk that investments will decline in value because of changes in market interest rates. When interest rates rise the market value of a loan or other debt securities generally will fall, and when interest rates fall the market value of such securities generally rise. The Master Fund’s investment in such securities means that the NAV and market price of the Shares may decline if market interest rates rise. This risk may be particularly acute because market interest rates have recently been at historically low levels and because the U.S. Federal Reserve ended its quantitative easing program and has begun to raise rates. Moreover, an increase in interest rates could negatively affect financial markets generally, increase market volatility and reduce the liquidity of securities and loans in which the Master Fund may invest. During periods of rising interest rates, the average life of certain types of loans or other securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. Investments in loans or other debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Master Fund’s investments in common shares or other equity securities may also be influenced by changes in interest rates.

Investments in variable rate loans or other debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable rate instruments will not generally increase in value if interest rates decline. Synthetic variable rate debt instruments include the additional risk that the derivatives transactions used to convert a fixed interest rate into a variable interest rate may not work as effectively as intended, such that the Master Fund is worse off than if it had invested directly in variable rate debt instruments. Inverse variable rate debt securities may also exhibit greater price volatility than a fixed-rate debt obligation with similar credit quality. To the extent the Master Fund holds variable rate instruments, a decrease (or, in the case of inverse variable rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Shares.

Default Risk. Loans have substantial vulnerability to default in payment of interest and/or repayment of principal. In addition, at times the repayment of principal or interest may be delayed. Certain of the loans in which the Master Fund may invest have large uncertainties or major risk exposures to adverse conditions, and should be considered to be predominantly speculative. Loan default rates may be significantly affected by economic downturns or general economic conditions beyond the Master Fund’s control. In particular, default rates on loans may increase due to factors such as prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, currency values, energy prices, changes in consumer spending, the number of personal bankruptcies, disruptions in the credit markets and other factors. The significant downturn in the global economy that occurred several years ago caused default rates on consumer loans to increase.

The default history for loans may differ from that of the Master Fund’s investments. Loan losses (which may include both defaults and charge-offs) differ across Platforms and by loan type. Since 2008, certain Platforms in which the Master Fund may invest have reported cumulative loan losses of approximately 1% to 10% in aggregate for higher-rated, lower risk loans and 10% to 20% in aggregate for lower-rated, higher risk loans. However, the default history for loans sourced via Platforms is limited, actual defaults may be greater than indicated by historical data and the timing of defaults may vary significantly from historical observations. Generally, in a rising interest rate environment, default rates may increase compared to their historical averages. The Platforms make payments ratably on an investor’s investment only if they receive the borrower’s payments on the corresponding loan. If the Platforms do not receive payments on the corresponding loan related to an investment, the investor will not be entitled to any payments under the terms of the investment. Further, investors may have to pay a Platform an additional servicing fee for any amount recovered on a delinquent loan and/or by the Platform’s third-party collection agencies assigned to collect on the loan. The Master Fund may be limited in its ability to recover any outstanding principal and interest under the loans because substantially all of the loans may be unsecured or undercollateralized, the loans will not be guaranteed or insured by any third-party or backed by any governmental authority, legal enforcement of the loans may be impracticable due to the relatively small size of the loans and the Master Fund will not have the ability to directly enforce creditors’ rights under the loans.

Credit Risk. Credit risk is the risk that a borrower or an issuer of a debt security or preferred stock, or the counterparty to a derivatives contract, will be unable to make interest, principal, dividend, or other payments when due. In general, lower rated securities carry a greater degree of credit risk. If rating agencies lower their ratings of securities in the Master Fund’s portfolio or if the credit standing of borrowers of loans in the Master Fund’s portfolio decline, the value of those obligations could decline. In addition, the underlying revenue source for a debt security, a preferred stock or a derivatives contract may be insufficient to pay interest, principal, dividends or other required payments in a timely manner. Because a significant primary source of cash available for income distributions by the Master Fund is the interest, principal and other payments on loans in which it invests, any default by a borrower could have a negative effect on the Master Fund’s ability to pay dividends on Shares and/or cause a decline in the value of Master Fund assets. Even if the borrower or issuer does not actually default, adverse changes in the borrower’s or issuer’s financial condition may negatively affect the borrower’s or issuer’s credit ratings or presumed creditworthiness. These developments would adversely affect the market value of the borrower’s or issuer’s obligations or the value of credit derivatives if the Master Fund has sold credit derivatives.

Risk of Unsecured Loans. Many of the Master Fund’s investments are associated with loans that are unsecured obligations of borrowers. This means that they are not secured by any collateral, not insured by any third party, not backed by any governmental authority in any way and typically not guaranteed by any third party. When a borrower defaults on an unsecured loan, the holder’s only recourse is generally to sell the holder’s rights to principal or interest recovered at a discount to face value, or to accelerate the loan and enter into litigation to recover the outstanding principal and interest. There is no assurance that such litigation would result in full repayment of the loan and the costs of such measures may frequently exceed the outstanding unpaid amount of the borrowing. The Master Fund generally will need to rely on the efforts of the Platforms, servicers or their designated collection agencies to collect on defaulted loans and there is no guarantee that such parties will be successful in their efforts to collect on loans. In addition, the Master Fund’s investments in shares, certificates, notes or other securities representing an interest in a special purpose entity organized by an alternative lending Platform and the right to receive principal and interest payments due on whole loans or fractions of whole loans owned by such entity are typically unsecured obligations of the issuer. As a result, the Master Fund generally may not look to the underlying loans to satisfy delinquent payments on such interests, even though payments on such interests depend entirely on payments by underlying borrowers on their loans.

Competition and Risks of Locating Suitable Investments; Ramp-Up Period. The success of the Master Fund will be dependent upon the Investment Adviser’s ability to identify and make suitable investments. The business in which the Master Fund will operate, however, is highly competitive, rapidly changing and involves a high degree of risk. The Master Fund will be competing with a number of other sources of capital having an investment objective similar to those of the Master Fund. Some of the Master Fund’s competitors may have higher risk tolerance or different risk assessments. These characteristics could allow the Master Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than the Master Fund is able to. The Master Fund may lose investment opportunities if it does not match its competitors’ pricing and terms. If the Master Fund is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Master Fund’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Master Fund’s competitors are not subject to the regulatory restrictions that the 1940 Act and other regulations impose on it as a closed-end fund. Furthermore, there is a risk that the Master Fund will not be able to deploy its capital or reinvested capital in a timely or efficient manner given the increased demand for suitable loans. The rate of reinvestment of such capital would be contingent on the availability of suitable inventory at that time. The Master Fund may be unable to find a sufficient number of attractive loans to meet its investment objective.

The Master Fund depends on the Platforms’ ability to attract and identify sufficient borrower members to meet investor demand. If there are not sufficient qualified loan requests, the Master Fund may be unable to deploy or reinvest its capital in a timely or efficient manner. In such event, the Master Fund may be forced to invest in cash, cash equivalents, or other assets that fall within its investment policy, all of which generally offer lower returns than the Master Fund’s target returns from investments in loans. Pending deployment of the net proceeds of the offering, the Master Fund intends to invest cash held in cash deposits, cash equivalents and fixed income instruments for cash management purposes. Interim cash management is likely to yield lower returns than the expected returns from investments.

While the Master Fund expects it will be able to invest substantially all of the net proceeds of the offering in loans and other securities that meet the Master Fund’s investment objective and policies within six months after the completion of the offering, there are no assurances that there will be sufficient suitable loans in which to invest the Master Fund’s proceeds within this time frame. Moreover, there can be no assurance as to how long it will take for the Master Fund to invest any or all of the net proceeds of the offering, if at all, and the longer the period the greater the likelihood that the Master Fund’s performance will be materially adversely affected.

Platform Risk. The Master Fund is highly dependent on the Platforms for loan data, origination, sourcing and servicing. Alternative lending is a relatively new lending method, and the Platforms themselves have limited operating histories. The interest rates on loans are generally fixed by the Platforms on the basis of an analysis of the borrower’s credit. The analysis is done through credit decisions and scoring models that may prove to be inaccurate, be based on false, misleading or inaccurate information, be subject to programming or other errors and/or be ineffective entirely. Further, the Master Fund’s Investment Adviser may not be able to perform any independent follow-up verification on borrowers. As a general matter, borrowers assessed as having a higher risk of default are assigned higher rates. The Master Fund’s investment in any loan is not protected by any government guarantee.

The Platforms are for-profit businesses; they generate revenue by collecting a one-time fee on funded loans from borrowers or lenders and by assessing a loan servicing fee to investors such as the Master Fund (either a fixed amount annually or a percentage of the loan amount). Bankruptcy of the Platform that facilitated a loan may also put the Master Fund’s investment at risk. An investor may become dissatisfied with the Platform’s marketplace if a loan underlying its investment is not repaid and it does not receive full payment. As a result, such Platform’s reputation may suffer and the Platform may lose investor confidence, which could adversely affect investor participation on the Platform’s marketplace. When transacting on certain Platforms, the Master Fund may be required to advance cash to be held in a clearing account for a short time before the loan is transferred to the Master Fund in return for an irrevocable right to receive a loan from a Platform. In the event of the bankruptcy or insolvency of the Platform, the Master Fund may sustain losses and/or experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Master Fund will engage a backup servicer in the event that any Platform or servicing affiliate of the Platform ceases to exist or fails to perform its servicing functions.

The Platforms have a limited operating history at their current scale, and they have encountered and will continue to encounter risks, uncertainties, expenses and difficulties, including: navigating complex and evolving regulatory and competitive environments; increasing the number of borrowers and investors utilizing their marketplace; increasing the volume of loans facilitated through their marketplace and transaction fees received for matching borrowers and investors through their marketplace; entering into new markets and introducing new loan products; continuing to revise the marketplace’s proprietary credit decisions and scoring models; continuing to develop, maintain and scale their Platforms; effectively using limited personnel and technology resources; effectively maintaining and scaling their financial and risk management controls and procedures; maintaining the security of the Platform and the confidentiality of the information provided and utilized across the Platform; and attracting, integrating and retaining an appropriate number of qualified employees. If Platforms are not able to effectively address these requirements in a timely manner, the Platforms’ businesses and the results of their operations may be harmed, which may reduce the possible available investments for the Master Fund.

Multiple banks may originate loans for the Platforms. If such a bank were to suspend, limit or cease its operations, or a Platform’s relationship with a bank were to otherwise terminate, such Platform would need to implement a substantially similar arrangement with another funding bank, obtain additional state licenses or curtail its operations. Transitioning loan originations to a new funding bank is untested and may result in delays in the issuance of loans or may result in a Platform’s inability to facilitate loans. If a Platform is unable to enter in an alternative arrangement with a different funding bank, the Platform would need to obtain a state license in each state in which it operates in order to enable it to originate loans, as well as comply with other state and federal laws, which would be costly and time-consuming. If a Platform is unsuccessful in maintaining its relationships with the funding banks, its ability to provide loan products could be materially impaired and its operating results would suffer. The Master Fund is dependent on the continued success of the Platforms that originate the Master Fund’s loans. If such Platforms were unable or impaired in their ability to operate their lending business, the Investment Adviser may be required to seek alternative sources of investments (e.g., loans originated by other Platforms), which could adversely affect the Master Fund’s performance and/or prevent the Master Fund from pursuing its investment objective and strategies.

As discussed above, the Platforms make payments ratably on an investor’s investment only if they receive the borrower’s payments on the corresponding loan. There may be a delay between the time the Platform receives a borrower’s principal and interest payments and distributes the proceeds to investors, including the Master Fund. This time delay may, among other things, adversely affect the valuation of the Master Fund’s portfolio or prevent the Master Fund from taking advantage of certain investment opportunities.

The Platforms depend on debt facilities and other forms of debt in order to finance most of the loans they make to their customers. However, these financing sources may not continue to be available beyond the current maturity date of each debt facility, on reasonable terms or at all. As the volume of loans that a Platform makes to customers increases, it may require the expansion of its borrowing capacity on its existing debt facilities and other debt arrangements or the addition of new sources of capital. The availability of these financing sources depends on many factors, some of which are outside of the Platform’s control. The Platforms may also experience the occurrence of events of default or breaches of financial or performance covenants under their debt agreements, which could reduce or terminate their access to institutional funding.

Security breaches of customers’ confidential information that the Platforms store may harm a Platform’s or the Master Fund’s reputation and expose them to liability. The collection, processing, storage, use and disclosure of personal data could give rise to liabilities as a result of governmental regulation, conflicting legal requirements or differing views of personal privacy rights. A Platform’s ability to collect payment on loans and maintain accurate accounts may be adversely affected by computer viruses, physical or electronic break-ins, technical errors and similar disruptions. A Platform and its internal systems rely on software that is highly technical, and if it contains undetected errors, the Platform’s business could be adversely affected. A Platform may rely on data centers to deliver its services. Any disruption of service at these data centers could interrupt or delay a Platform’s ability to deliver its service to its customers. The Platforms’ businesses are subject to the risks of earthquakes, fire, power outages, floods and other catastrophic events, and to interruption by man-made problems such as strikes and terrorism. Demand for the Platforms’ loans may decline if they do not continue to innovate or respond to evolving technological changes. A Platform may evaluate, and potentially consummate, acquisitions, which could require significant management attention, disrupt the Platform’s business, and adversely affect its financial results. Because some investors may come to a Platform’s website via hyperlinks from websites of referral partners, it is possible that an unsatisfied investor could make a claim against such Platform based on the content of these third-party websites that could result in claims that are costly to defend and distracting to management. A Platform may be sued by third parties for alleged infringement of their proprietary rights, which could harm such Platform’s business. It may be difficult and costly to protect the Platforms’ intellectual property rights, and a Platform may not be able to ensure its protection. Some aspects of a Platform may include open source software, and any failure to comply with the terms of one or more of these open source licenses could negatively affect a Platform’s business.

Online lending is a new industry operating in an unsettled legal environment. Participants may be subject in certain cases to higher risk of litigation alleging violations of federal and state laws and regulations and consumer law torts, including fraud. There is a risk that should regulatory or legal action be concluded in the favor of borrowers, the Master Fund may be required to modify the terms of its loans and potentially realize a loss or a lower return on its investments.

In the event that the number of Platforms through which the Master Fund invests were to be limited in number, whether due to termination of existing agreements or failure to secure agreements or other terms with other Platforms, the Master Fund may be subject to certain risks associated with investing through a small number of Platforms. Investing in a limited number of Platforms and/or in loans that were originated using a particular Platform’s borrower credit criteria exposes the Master Fund’s investments to a greater risk of default and risk of loss. The fewer Platforms through which the Master Fund invests in or acquires loans, the greater the risks associated with those Platforms changing their arrangements will become. For instance, the Platforms may change their underwriting and credit models, borrower acquisition channels and quality of debt collection procedures in ways which may make such loans unsuitable for investment by the Master Fund. In addition, a Platform may become involved in a lawsuit, which may adversely impact that Platform’s performance and reputation and, in turn, the Master Fund’s portfolio performance.

Servicer Risk. The Master Fund expects that all of its direct and indirect investments in loans originated by alternative lending Platforms will be serviced by a Platform or a third-party servicer. In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Master Fund in respect of its investments or increase the costs associated with the Master Fund’s investments. If the servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that the Master Fund’s investments could be re-characterized as a secured loan from the Master Fund to the Platform, as described more fully (with respect to the potential bankruptcy of a Platform) under “Risks Relating to Compliance and Regulation of Online Lending Participants in the United States,” which could result in uncertainty, costs and delays from having the Master Fund’s investment deemed part of the bankruptcy estate of the Platform, rather than an asset owned outright by the Master Fund.

Potential Inaccuracy of Information Supplied by Prospective Borrowers. The Master Fund is dependent on the Platforms to collect and verify certain information about each loan and prospective borrower. Prospective borrowers supply a variety of information regarding the purpose of the loan, income, occupation and employment status that is included in the Platforms’ underwriting. As a general matter, the Platforms may not verify the majority of this information, which may be incomplete, inaccurate, false or misleading. Prospective borrowers may misrepresent any of the information they provide to the Platforms, including their intentions for the use of loan proceeds. As a general matter, the Platforms may not verify any statements by prospective borrowers as to how loan proceeds are to be used nor confirm after loan funding how loan proceeds were used. To the extent false, misleading or incomplete information was supplied, it could adversely affect the Master Fund’s income and distributions to Shareholders.

Risks Associated with the Platforms’ Credit Scoring Models. A prospective borrower is assessed by a Platform based on a number of factors, such as the borrower’s credit score and credit history. Credit scores are produced by third-party credit reporting agencies based on a borrower’s credit profile, including credit balances, available credit, timeliness of payments, average payments, delinquencies and account duration. This data is furnished to the credit reporting agencies by the creditors. A credit score or loan grade assigned to a borrower member by a Platform may not reflect that borrower’s actual creditworthiness because the credit score may be based on outdated, incomplete or inaccurate reporting data.

The Platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors, prove to be ineffective, or the data provided by borrowers or third parties may be incorrect or stale. If any of this occurs, loan pricing and approval processes could be negatively affected, resulting in mispriced or misclassified loans, which could ultimately have a negative impact on the Master Fund’s income and distributions to Shareholders.

Additionally, it is possible that following the date of any credit information received, a borrower member may have become delinquent in the payment of an outstanding obligation, defaulted on a pre-existing debt obligation, taken on additional debt, applied simultaneously for a loan through multiple Platforms, or sustained other adverse financial or life events resulting in a reduction in the borrower’s creditworthiness. Also, if this information becomes unavailable or becomes more expensive to access, it could increase the Platforms’ costs as they seek alternative sources of information.

In performing its credit analysis, each Platform will be reliant on the borrower’s credit information, which may be out of date, incomplete or inaccurate. In addition, for consumer loans, the Platforms will likely not have access to consolidated financial statements or other financial information about the borrowers, and the information supplied by borrowers may be inaccurate or intentionally false. Unlike traditional lending, the Platforms will not be able to perform any independent follow-up verification with respect to a borrower member, as the borrower member’s name, address and other contact details remain confidential.

Because of these factors, the Investment Adviser may make investment decisions based on outdated, inaccurate or incomplete information.

Risk of Increase in Consumer Credit Default Rates. The Master Fund’s investment strategy and valuation of portfolio investments is dependent on projected consumer default rates. Because alternative lending Platforms are relatively new, default history for loans sourced via Platforms is limited. Actual defaults may be greater than indicated by historical data, and the timing of defaults may vary significantly from historical observations. Importantly, historical observations do not cover any period of severe economic downturn. In addition, consumer credit card defaults have recently increased. It is unclear whether this trend will continue; however, any future downturns in the economy may result in high or increased loan default rates, including with respect to consumer credit card debt. Furthermore, in a rising interest rate environment, default rates are likely to increase compared to their historical averages. Significant increases in default rates could impact the Master Fund’s ability to provide quarterly liquidity to its Shareholders. See “Limited Secondary Market and Liquidity of Alternative Lending Securities.”

Limited Secondary Market and Liquidity of Alternative Lending Securities. Alternative lending securities generally have a maturity between one to seven years. Investors acquiring alternative lending securities directly through Platforms and hoping to recoup their entire principal must generally hold their loans through maturity. There is also currently no active secondary trading market for loans in which the Master Fund will invest, and there can be no assurance that such a market will develop in the future. The Master Fund is dependent on the Platforms to sell the Master Fund loans that meet the Master Fund’s investment criteria. There is currently very limited liquidity in the secondary trading of these investments. Alternative lending securities are not at present listed on any national or international securities exchange. Until an active secondary market develops, the Master Fund will primarily adhere to a “purchase and hold” strategy and will not necessarily be able to access significant liquidity. In the future, the Master Fund may purchase alternative lending securities from a secondary market to the extent such a market exists, including privately negotiated secondary purchases. In the event of adverse economic conditions in which it would be preferable for the Master Fund to sell certain of its loans, the Master Fund may not be able to sell a sufficient proportion of its portfolio as a result of liquidity constraints. In such circumstances, the overall returns to the Master Fund from its investments may be adversely affected. In addition, the limited liquidity may cause a Platform’s other investors and potential investors to consider these investments to be less appealing, and demand for these investments may decrease, which may adversely affect the Platforms’ business. Moreover, certain alternative lending securities are subject to certain additional significant restrictions on transferability. The lack of an active secondary trading market, coupled with significant increases in default rates, could impact the Master Fund’s ability to provide quarterly liquidity to its Shareholders.

Loans are Generally not Secured by any Collateral or Guaranteed or Insured by any Third Party. The ability of the Master Fund to earn revenue is completely dependent upon payments being made by the borrower of the loan acquired by the Master Fund through a Platform. The Master Fund (as a “lender member”) will receive payments under any loans it acquires through a Platform only if the corresponding borrower through that Platform (as a “borrower member”) makes payments on the loan.

As a general matter, most loans are unsecured obligations of the borrowers. Thus, as a general matter, they are not secured by any collateral, not guaranteed or insured by any third party and not backed by any governmental authority in any way. The Platforms and their designated third-party collection agencies may be limited in their ability to collect on loans. The Master Fund must typically rely on the collection efforts of the Platforms and their designated collection agencies and does not generally expect to have any direct recourse against borrower members, will not be able to obtain the identity of the borrower members in order to contact a borrower about a loan and will otherwise have no ability to pursue borrower members to collect payment under loans.

In addition, after the final maturity date of certain loans, a Platform may have no obligation to make any late payments to its lender members even if a borrower has submitted such a payment to the Platform. In such case, the Platform is entitled to such payments submitted by a borrower member, and the lender member will have no right to such payments. The reason for this limitation is that the distribution of such late payments after the final maturity date could have adverse tax consequences to the Platform. The Platform will retain from the funds received from the relevant borrower and otherwise available for payment to the Master Fund any insufficient payment fees and the amounts of any attorney’s fees or collection fees it, a third-party service provider or collection agency imposes in connection with such collection efforts. To the extent a loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation, and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the loan. As such, even loans that are secured by collateral may have the effect of being unsecured.

The investment return on the loans depends on borrowers fulfilling their payment obligations in a timely and complete manner. Borrowers may not view lending obligations sourced on the Platform as having the same significance as other credit obligations arising under more traditional circumstances, such as loans from banks or other commercial financial institutions. If a borrower neglects his or her payment obligations on a loan or chooses not to repay his or her loan entirely, the Master Fund may not be able to recover any portion of its investment in such loan. As a result, the Master Fund’s NAV will decrease.

All loans are credit obligations of individual borrowers, and the terms of the borrower members’ loans may not restrict the borrowers from incurring additional debt. If a borrower member incurs additional debt after obtaining a loan through a Platform, that additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance could ultimately impair the ability of that borrower to make payments on its loan and the Master Fund’s ability to receive the principal and interest payments that it expects to receive on those loans. To the extent borrower members incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its loan, or it may impair the Platform’s ability to collect on the loan if it goes unpaid. Since consumer loans are unsecured, borrower members may choose to repay obligations under other indebtedness before repaying loans facilitated through a Platform because the borrowers have no collateral at risk. The Master Fund will not be made aware of any additional debt incurred by a borrower or whether such debt is secured.

Where a borrower member is an individual, if such a borrower with outstanding obligations under a loan dies while the loan is outstanding, the borrower’s estate may not contain sufficient assets to repay the loan or the executor of the borrower’s estate may prioritize repayment of other creditors. Numerous other events could impact a borrower’s ability or willingness to repay a loan in which the Master Fund has invested, including divorce or sudden significant expenses, such as uninsured health care costs.

Identity fraud may occur and adversely affect the Master Fund’s ability to receive the principal and interest payments that it expects to receive on loans. A Platform may have the exclusive right and ability to investigate claims of identity theft, and this creates a conflict of interest between the Master Fund and such Platform. If a Platform determines that verifiable identity theft has occurred, that Platform may be required to repurchase the loan or indemnify the Master Fund and, in the alternative, if the Platform denies a claim under any identify theft guarantee, the Platform would be saved from its repurchase or indemnification obligations.

The Master Fund may not be protected from any losses it may incur from its investments in any loans resulting from borrower default by any insurance-type product operated by any of the Platforms through which it may invest.

Borrowers May Seek Protection of Debtor Relief under Federal Bankruptcy or State Insolvency Laws, Which May Result in the Nonpayment of the Master Fund’s Loans. Borrowers may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on the loan on hold and prevent further collection action absent bankruptcy court approval. Whether any payment will ultimately be made or received on a loan after a bankruptcy status is declared depends on the borrower’s particular financial situation. In most cases, however, unsecured creditors, such as the Master Fund, receive nothing, or only a fraction of their outstanding debt.

Leverage Risk. The Master Fund may obtain financing to make investments in alternative lending securities and may obtain leverage through derivative instruments or asset-backed securities that afford the Master Fund economic leverage. Leverage magnifies the Master Fund’s exposure to declines in the value of one or more underlying reference assets or creates investment risk with respect to a larger pool of assets than the Master Fund would otherwise have and may be considered a speculative technique. The value of an investment in the Master Fund will be more volatile, and other risks tend to be compounded if and to the extent the Master Fund borrows or uses derivatives or other investments that have embedded leverage.

Securitization Risk. In connection with the sale or contribution by the Master Fund of certain of its alternative lending investments to any special purpose entity formed for the purpose of acquiring alternative lending investments and issuing securities, the Master Fund or applicable Subsidiary may be required to make certain representations about the alternative lending investments sold or contributed to such special purpose entity. The Master Fund or applicable Subsidiary also may be required to indemnify such special purpose entity, or to repurchase the alternative lending investments to which such representations relate, to the extent that any of such representation is found to have been inaccurate on the date that it was made.

Investments in Other Pooled Investment Vehicles. Direct or indirect investing in another pooled investment vehicle, such as securitization vehicles that issue asset-backed securities, exposes the Master Fund to all of the risks of that vehicle’s investments. The Master Fund will bear its pro rata share of the expenses of any such vehicle, in addition to its own expenses. The values of other pooled investment vehicles are subject to change as the values of their respective component assets fluctuate. To the extent the Master Fund invests in managed pooled investment vehicles, the performance of the Master Fund’s investments in such vehicles will be dependent upon the investment and research abilities of persons other than the Investment Adviser. The securities offered by such vehicles typically are not registered under the securities laws because they are offered in transactions that are exempt from registration.

Risk of Fraud. The Master Fund may be subject to the risk of fraudulent activity associated with the various parties involved in alternative lending, including the Platforms, banks, borrowers and third parties handling borrower and investor information. Prospective borrowers may materially misrepresent any of the information they provide to the Platforms, including their credit history, the existence or value of purported collateral, the purpose of the loan, their occupation or their employment status. Platforms may not verify all of the information provided by prospective borrowers. Except where a Platform is required to repurchase loans or indemnify investors, fraud may adversely affect the Master Fund’s ability to receive the principal and interest payments that it expects to receive on its investments and, therefore, may negatively impact the Master Fund’s performance. A Platform may have the exclusive right and ability to investigate claims of borrower identity theft, which creates a conflict of interest, as Platforms may be obligated to repurchase loans and/or indemnify investors in the loans in the case of fraud and may, therefore, have an incentive to deny or fail to investigate properly a claim of fraud. Furthermore, there can be no guarantee that the resources, technologies or fraud prevention measures implemented by a Platform will be sufficient to accurately detect and prevent fraud.

The Master Fund is also subject to the risk of fraudulent activity by a Platform or a backup servicer. In the event that a Platform or backup servicer engages in fraudulent activity, the pools of alternative lending securities originated by the Platform or any loans serviced by the Platform or backup servicer may be impaired or may not be of the quality that the Master Fund anticipated, thereby increasing the risk of default in respect of such loans.

Valuation Risk. The Master Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Master Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. The alternative lending securities in which the Master Fund will invest are investments for which market quotations are not readily available. Accordingly, the Master Fund values its investments at fair value as determined in good faith pursuant to policies and procedures developed and implemented by the Investment Adviser and approved by the Board of Trustees. Fair value pricing will require subjective determinations about the value of an investment or other asset. The Master Fund will utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. There is no assurance that the Master Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Master Fund would incur a loss because a portfolio security is sold at a discount to its established value. If securities are mispriced, Shareholders could lose money upon redemption or could pay too much for Shares purchased.

Geographic Focus Risk. A geographic focus in a particular region may expose the Master Fund to an increased risk of loss due to risks associated with that region. Certain regions from time to time will experience weaker economic conditions than others and, consequently, will likely experience higher rates of delinquency and loss than on similar investments across the geographic regions to which the Master Fund is exposed. In the event that a significant portion of the alternative lending securities of the Master Fund relate to loans owed by borrowers resident or operating in certain specific geographic regions, any localized economic conditions, weather events, natural or man-made disasters or other factors affecting those regions in particular could increase delinquency and defaults on the assets to which the Master Fund is exposed and could negatively impact Master Fund performance. Further, any focus of the Master Fund’s alternative lending investments in one or more regions would have a disproportionate effect on the Master Fund if governmental authorities in any such region took action against any of the participants in the alternative lending industry doing business in that region.

 Risks Relating to Compliance and Regulation of Online Lending Participants in the United States.

Highly Regulated U.S. Loan Industry

The loan industry in the United States is highly regulated. The loans made through the Platforms domiciled in the United States (referred to herein as “U.S. Platforms”) are subject to extensive and complex rules and regulations issued by various federal, state and local government authorities. These authorities also may impose obligations and restrictions on the Platforms’ activities. In particular, these rules require extensive disclosure to, and consents from, prospective borrowers and borrowers, prohibit discrimination and may impose multiple qualification and licensing obligations on Platform activities. In addition, one or more U.S. regulatory authorities may assert that the Master Fund, as a lender member of the U.S. Platforms, is required to comply with certain laws or regulations which govern the consumer or commercial (as applicable) loan industry. If the Master Fund were required to comply with additional laws or regulations, this would likely result in increased costs for the Master Fund and may have an adverse effect on its results or operations or its ability to invest in loans through the U.S. Platforms. The Platforms’ failure to comply with the requirements of applicable U.S. rules and regulations may result in, among other things, the Platforms (or their lender members) being required to register with governmental authorities and/or requisite licenses being revoked, or loan contracts being voided, indemnification liability to contract counterparties, class action lawsuits, administrative enforcement actions and/or civil and criminal liability. Determining the applicability of and effecting compliance with such requirements is at times complicated by the Platforms’ novel business model. Moreover, these requirements are subject to periodic changes. Any such change necessitating new significant compliance obligations could have an adverse effect on the Platforms’ compliance costs and ability to operate. The Platforms would likely seek to pass through any increase in the Platforms’ costs to the lender members such as the Master Fund.

CFPB Jurisdiction

The Consumer Financial Protection Bureau (“CFPB”), which commenced operations in July 2011, has broad authority over the businesses in which the Platforms engage. This includes authority to write regulations under federal consumer financial protection laws, such as the Truth in Lending Act and the Equal Credit Opportunity Act, and to enforce those laws against and examine large financial institutions, such as the Platforms’ funding banks, for compliance. The CFPB is authorized to prevent “unfair, deceptive or abusive acts or practices” through its regulatory, supervisory and enforcement authority. To assist in its enforcement, the CFPB maintains an online complaint system that allows consumers to log complaints with respect to various consumer finance products, including marketplace loans. This system could inform future CFPB decisions with respect to its regulatory, enforcement or examination focus. The Platforms are subject to the CFPB’s jurisdiction, including its enforcement authority, as servicers and acquirers of consumer credit. The CFPB may request reports concerning the Platforms’ organization, business conduct, markets and activities. The CFPB may also conduct on-site examinations of the Platforms’ businesses on a periodic basis if the CFPB were to determine, through its complaint system, that the Platforms were engaging in activities that pose risks to consumers. There continues to be uncertainty as to how the CFPB’s strategies and priorities, including in both its examination and enforcement processes, will impact the Platforms’ businesses and their results of operations going forward. Actions by the CFPB could result in requirements to alter or cease offering affected loan products and services, making them less attractive and restricting the Platforms’ ability to offer them. Actions by the CFPB or other regulators against the Platforms, their funding banks or their competitors that discourage the use of the alternative lending model or suggest to consumers the desirability of other loan products or services could result in reputational harm and a loss of borrowers or investors. The Platforms’ compliance costs and litigation exposure could increase materially if the CFPB or other regulators enact new regulations, change regulations that were previously adopted, modify, through supervision or enforcement, past regulatory guidance, or interpret existing regulations in a manner different or stricter than have been previously interpreted.

On June 2, 2016, the CFPB announced new proposed rules governing payday, vehicle title, and certain high-cost installment loans. The proposed rules mandate that lenders must take reasonable steps to ensure that prospective borrowers have the ability to repay them. The proposal generally covers loans with a term of 45 days or less and loans with a term greater than 45 days, provided that they (1) have an all-in annual percentage rate greater than 36 percent (“high cost”); and (2) either are repaid directly from the consumer’s account or income or are secured by the consumer’s vehicle. On October 4, 2017, the CFPB finalized the proposal with certain modifications. The final rules include ability to repay protections for borrowers, and limit payment withdrawal attempts by lenders, with respect to short term loans of 45 days or less and longer term balloon payment loans. The payment withdrawal limitations also apply to certain high cost longer term installment loans. These rules may impact some of the loans offered by certain Platforms. However, in January 2018, the CFPB announced plans to engage in a rulemaking process to reconsider these rules. There is uncertainty as to how such reconsideration will ultimately affect the final rules and how any revisions to the rules would impact the Platforms’ businesses and their results of operations going forward.

Usury and Related Issues

Different Platforms adhere to different business models, resulting in uncertainty as to the regulatory environment applicable to the Master Fund. For example, one Platform may underwrite loans from a particular state to make loans to consumers or companies across the United States. The Platform must comply with that state’s licensing requirements and possible usury limitations. However, other states could seek to regulate the Platform (or the Master Fund as a lender under the Platform) on the basis that loans were made to consumers or companies located in such other states. In that case, loans made in those other states could be subject to the maximum interest rate limits (usury laws), if any, of such jurisdiction, which in turn could limit revenues for the Master Fund. Moreover, it could further subject the Platform (or the Master Fund) to such states’ licensing requirements.

Another Platform may follow a different model in which all loans sourced by the Platform are made through a bank. The bank may work jointly with the Platform to act as the issuer, i.e., the “true lender,” of the Platform’s loans. However, if challenged, courts may instead decide that the Platform (or the Master Fund as a lender under the Platform) is the true lender of the loans. Courts have recently applied differing interpretations when determining which party is the true lender. The resulting uncertainty may increase the possibility of claims brought against the Platforms by borrowers seeking to void their loans or subject the Platforms to increased regulatory scrutiny and enforcement actions. To the extent that either the Platform (or the Master Fund) is deemed to be the true lender in any jurisdiction instead of the funding bank (whether determined by a regulatory agency at the state or federal level or by court decision), loans made to borrowers in that jurisdiction would be subject to the maximum interest rate limits (usury laws) of such jurisdiction and existing loans may be unenforceable, and the Platform (and/or the Master Fund) could be subject to additional regulatory requirements in addition to any penalties and fines. Moreover, it may be determined that this business model is not sustainable in its current form, which could ultimately cause such Platforms to terminate their business. In such circumstances, there is likely to be a material adverse effect on the Investment Adviser’s ability to continue to invest in certain or all alternative lending securities and the ability of the Master Fund, and thus the Fund, to pursue its investment objective and generate anticipated returns.

Each sale of whole loans by the Platforms to the Master Fund is structured as a “true sale” and is not intended to be a financing or loan by the Master Fund to the Platforms. The Master Fund expects to receive representations from each Platform in each Loan Purchase Agreement for whole loans that the Platforms will treat such transactions as sales for tax, accounting and all other applicable purposes. The sale of each loan transfers to the Master Fund all of the Platform’s right, title and interest in such loan, and the Platform will not retain any residual rights with respect to any loan.

Alternative lending industry participants, including Platforms and the Master Fund, may be subject in certain cases to increased risk of litigation alleging violations of federal and state laws and regulations and consumer law torts, including fraud. Moreover, alternative lending securities generally are written using standardized documentation. Thus, many borrowers may be similarly situated insofar as the provisions of their respective contractual obligations are concerned. Accordingly, allegations of violations of the provisions of applicable federal or state consumer protection laws could potentially result in a large class of claimants asserting claims against the Platforms and other related entities.

The interest rates that certain Platforms charge to borrowers are based upon the ability under federal law of the funding banks that originate the loans to export the interest rates of its jurisdiction of formation or incorporation to provide uniform rates to all borrowers in all states that have not opted out. For example, certain primary funding banks for some of the Platforms export the interest rates of Utah, the state in which they are incorporated, which allows parties to generally agree by contract to any interest rate. The current annual percentage rates offered by these banks through the Platforms for personal loans range from approximately 6% to 36%. Certain states, including Utah, have no statutory interest rate limitations on personal loans, while other jurisdictions have a maximum rate that is less than the current maximum rate offered by these banks through the Platforms. The Platforms could be found to be subject to state usury laws on two potential bases: first, it could be argued that, notwithstanding a bank’s funding of loans and its formal status as the lender, as a matter of substance either a Platform or a non-bank assignee and not the funding bank should be treated as the “true lender,” with the result that state usury laws would apply and second, it could be argued that, even if the funding bank is the “true lender,” state usury laws would apply once the funding bank sells the loan to a non-bank assignee. If a borrower were to successfully bring claims against one of the Platforms for state usury law violations or other similar violations, and the rate on that borrower’s personal loan was greater than that allowed under applicable state law, the Platforms and the Master Fund could be subject to, among other things, fines and penalties, which would negatively affect the Master Fund. If the Platforms’ ability to export the interest rates, and related terms and conditions, permitted under a particular state’s law to borrowers in other states is determined to violate applicable lending laws, a Platform could be subject to the interest rate restrictions, and related terms and conditions, of the lending laws of each of the states in which it operates. The result would be a complex patchwork of regulatory restrictions that could significantly and adversely impact the Platforms’ operations and ability to operate, and they may be forced to end or significantly change their business and activities, resulting in a reduction in the volume of loans available for investment for lenders such as the Master Fund.

Plaintiffs may successfully challenge the funding bank or other lending models. The “true lender” argument has been litigated in a number of courts, most commonly (but not always) in cases involving short-term “payday loans” offered at triple-digit annual percentage rates, where the non-bank partner of the bank nominally making the loan provides turnkey marketing, billing, collection and accounting services in connection with the loans and also acquires the predominant if not entire economic interest in the loans. Such litigation has sought to re-characterize the non-bank loan marketer as the lender for purposes of state consumer protection and usury laws. While the Platforms’ programs do not involve payday loans and may be factually distinguishable from the activities of payday loan marketers, there nevertheless remains a risk that a court in one or more jurisdictions could conclude that the loans are unlawful because the Platform is deemed to be the “true lender” and, therefore, subject to additional state consumer protection laws.

Recent case law has cast doubt on the viability of the model in which many Platforms operate and in particular their ability to charge the same rate as a funding bank after a loan has been sold to the Platform. The U.S. Court of Appeals for the Second Circuit (“Second Circuit”) recently issued a significant decision that interpreted the scope of federal preemption under the National Bank Act (the “NBA”) and held that a non-bank assignee of loans sourced by a national bank was not entitled to the benefits of NBA preemption as to state law claims of usury. Although the decision is binding only in Connecticut, New York and Vermont, it may significantly affect non-bank assignees of loans, including the loan origination practices of certain online lenders. As a result of the decision, non-bank assignees/purchasers of bank loans may face uncertainty regarding their ability to rely upon federal preemption of state usury laws. A number of online lending Platforms purchase loans from state-chartered banks promptly after origination and rely upon federal preemption to exempt the loans from state usury caps. The Second Circuit decision, although directly ruling on purchasers of national bank loans, could be applied to those purchases by courts considering the scope of federal preemption under the Depository Institutions Deregulation and Monetary Control Act of 1980 (which generally preempts state usury laws in favor of federally insured state-chartered banks). In June 2016, the Supreme Court elected not to review the Second Circuit’s decision. Despite recommending that the Supreme Court decline to review the case, the Solicitor General argued that the Second Circuit’s decision was incorrect and contrary to longstanding precedent that if the interest rate in a bank’s original loan agreement was non-usurious and “valid-when-made,” the loan does not become usurious upon assignment to a non-bank third party. Nevertheless, if the Second Circuit’s decision is adopted by other federal circuit courts, the lending models of some Platforms may be severely impacted. A number of At least one Platforms have s restructured the relationship with their funding bank in response to the Second Circuit decision so that the funding bank maintains a continuing economic interest in the loans that are originated for the Platform. In addition, the risk from this court decision in the three states comprising the Second Circuit may be mitigated by purchasing or investing in loans that are not above the state usury limitations in those states. In June 2017, the U.S. House of Representatives approved the Financial CHOICE Act, which, if approved by the U.S. Senate and signed into law by the President, would, among other things, override the Second Circuit’s decision by adding new language to the NBA and other federal statutes stating that a loan that is valid when made as to its maximum rate of interest remains valid regardless of any subsequent sale, assignment or transfer of the loan. In July 2017, similar stand-alone bills to override the Second Circuit’s decision were approved by the House Appropriations Committee and introduced in the House and Senate and, in February 2018, such legislation was approved by the House. The Senate bill remains pending. However, the likelihood of passage of the Financial CHOICE Act or such other legislation is uncertain.

In January 2016, the U.S. District Court for the Eastern District of Pennsylvania issued a decision denying a motion by a group of non-bank servicing partners of a state chartered federally insured bank seeking to assert federal preemption as a basis to dismiss claims by the Pennsylvania Attorney General that loans originated by the bank and subsequently purchased by the non-bank partners violated Pennsylvania’s usury laws. The court in that case held that non-bank servicing partners could not rely on federal preemption of state usury laws in circumstances where a non-bank is perceived to be the real party in interest (i.e., the true lender) in a lending transaction. In January 2018, in a companion case involving investors who were providing funding to the non-bank servicing partners, the court granted in part and denied in part the investors’ motion to dismiss the Attorney General’s claims that the investors were liable under Pennsylvania’s Corrupt Organizations Act for their involvement in the lending scheme. The court’s decision allows the Attorney General’s case to proceed against the investors based on their alleged active participation in structuring loans through a Native American tribal lending program for the purpose of circumventing state usury laws. It is unclear whether or when the U.S. Court of Appeals for the Third Circuit will hear this case.

In June 2016, the Maryland Court of Appeals (the highest court in Maryland) issued a decision that could have potentially significant impacts on the ability of marketplace lenders to do business in Maryland. The decision concerned a California-based payday lender that entered into contractual arrangements with two federally-insured state banks to fund consumer loans to consumers residing in Maryland. The interest rates on such loans substantially exceeded the rates allowed under Maryland’s usury laws. The Maryland Court of Appeals held that the payday lender, by arranging the loans, had violated the Maryland Credit Services Business Act (the “Credit Services Act”), which prohibits persons engaged in a “credit services business” from assisting consumers in obtaining loans that would be prohibited under Maryland law. As part of its decision, the court held that the lender was engaged in a credit services business, noting that the Credit Services Act was intended to prevent payday lenders from partnering with non-Maryland banks to offer consumer loans at rates above those allowed under Maryland’s usury laws.

The Maryland Court of Appeals’ decision creates potentially significant complications for marketplace lenders that wish to offer consumer loans to Maryland consumers through non-Maryland banks. Marketplace lenders may be required to obtain a credit services business license in order to market loans originated by a financial institution, and such loans may be required to adhere to the provisions of the Credit Services Act respecting the Maryland usury caps. It is also unclear whether the Maryland Court of Appeals’ decision will influence the federal courts or the courts of other states in the United States that have usury caps.

Treasury White Paper

In July 2015, the U.S. Treasury Department (the “Treasury Department”) issued an informational request about the benefits and risks associated with new online lending Platforms. The information requested asked for responses on various topics, including how online lenders manage the risk of fraud and hacker attacks, how they protect consumers against scams or default, how much investors in the loans rely on borrowed money, and whether the lenders should have to put up their own capital to back loans they originate or underwrite. On May 10, 2016, the Treasury Department issued a white paper regarding its review of the online marketplace lending industry. The report, based in part on the responses received from the July 2015 informational request, provides a broad overview of marketplace lending and makes a series of policy recommendations. Although the report discusses the marketplace lending industry as a promising and innovative market development, it expresses concerns about certain potentially negative effects on consumers and small businesses, and recommends, among other things, greater regulation and further study. If a change in the laws or the interpretations of current laws were to occur, the Platforms could be required to either change the manner in which they conduct their operations or halt business operations altogether, which would have a material adverse effect on the Master Fund, and thus the Fund, and its ability to pursue its investment objective and investment strategy.

Risk of the Platform or Master Fund Being Deemed the True Lender

The resulting uncertainty may increase the possibility of claims brought against the Platforms by borrowers seeking to void their loans or subject the Platforms to increased regulatory scrutiny and enforcement actions. To the extent that either the Platform (or the Master Fund) is deemed to be the true lender in any jurisdiction (whether determined by a regulatory agency or by court decision), loans made to borrowers in that jurisdiction would be subject to the maximum interest rate limits of such jurisdiction and existing loans may be unenforceable, and the Platform (and/or the Master Fund) could be subject to additional regulatory requirements in addition to any restitution and/or penalties and fines as to existing loans (and any new loans originated at rates that are not permitted under the laws of the states in question), subject to applicable statutes of limitation. Moreover, it may be determined that this business model is not sustainable in its current form, which could ultimately cause such Platforms to terminate their business. In such circumstances, there is likely to be an adverse effect on the Investment Adviser’s ability to continue to invest in certain or all alternative lending securities and the ability of the Master Fund, and thus the Fund, to pursue its investment objective and generate anticipated returns.

The risk that either the Platforms or the Master Fund (as lender member) is deemed the true lender in any jurisdiction exists with respect to loans made to both consumers and businesses. Several courts have concluded that non-bank consumer lenders that utilize a bank funding model should be viewed as the true lenders in the arrangement. U.S. courts have rarely analyzed questions regarding true lenders in the context of business loans. Although it is expected that U.S. courts’ true lender analysis would be the same for both consumer and business loans, additional uncertainty exists as to how U.S. courts would analyze questions regarding true lenders in a business loan context. In November 2017, a small business owner brought suit against a small business marketplace lender in federal district court in Massachusetts under a true lender theory. The suit alleged that the marketplace lender, which utilized a bank funding model, was the true lender and, among other things, originated loans in violation of state usury laws. However, the court recently stayed the case pending the outcome of arbitration. Any action undertaken by state regulators to assert that Platforms that partner with funding banks are the actual providers of loans to borrower members could have a material adverse effect on the lending model utilized by the alternative lending industry and, consequently, the ability of the Master Fund, and thus the Fund, to pursue a significant part of its investment strategy. In November 2017, a bill was introduced in the U.S. House of Representatives to address the true lender issue. The bill, if adopted, would clarify that an insured bank is the lender of any loan for which the bank is the initial creditor, notwithstanding any later assignment of the loan, or the existence of a service or economic relationship with a non-bank entity (such as the Platforms). However, the likelihood of passage of such legislation is uncertain.

At any time there may be litigation pending against banks that issue loans for the Platforms. Any such litigation may significantly and adversely impact the Platforms’ ability to make loans or subject them or their lender members, like the Master Fund, to fines and penalties, which could consequently have a material adverse effect on the Master Fund.

The Platforms could also be forced to comply with the lending laws of all U.S. states, which may not be feasible and could result in Platforms ceasing to operate. Any increase in cost or regulatory burden on a Platform could have a material adverse effect on the Master Fund. Specifically, adverse rulings by courts in pending and potential future matters could undermine the basis of the Platforms’ business models and could result ultimately in a Platform or its lender members being characterized as a lender, which as a consequence would mean that additional U.S. consumer protection laws would be applicable to the borrower member loans sourced on such Platforms, rendering such borrower member loans voidable or unenforceable. In addition, a Platform or its lender members, like the Master Fund, could be subject to claims by borrower members, as well as enforcement actions by regulators that could lead to fines, civil or criminal penalties or other sanctions. Even if a Platform were not required to cease operation with residents of certain states, the Platform or its lender members, like the Master Fund, could be required to register or obtain, and maintain, licenses or regulatory approvals in all 50 U.S. states at substantial cost. If a Platform or the Fund or its Subsidiary were subject to fines, civil or criminal penalties or sanctions, or other regulatory action, or forced to cease operations in some or all states, this could have a material adverse effect on the Master Fund and its Shareholders, and the investments in the Platforms.

State Licensing Considerations

In addition to laws governing the activities of lenders and servicers, certain states may require, or may in the future require, purchasers or holders of certain loans, primarily consumer loans, to be licensed or registered in order to purchase or hold such loans or to collect interest above a specified rate. To the extent required or determined to be necessary or advisable, the Master Fund intends to obtain licenses or take other appropriate steps to address any applicable state licensing requirements in order to pursue its investment strategy. To the extent the Master Fund or any of its Subsidiaries obtains licenses or is required to comply with related regulatory requirements, the Master Fund could be subject to increased costs and regulatory oversight by governmental authorities, which may have an adverse effect on its results or operations.

The Master Fund initially intends to invest in alternative lending securities through one or more wholly-owned Subsidiaries. These Subsidiaries will initially include one or more common law or statutory trusts with a federally chartered bank serving as trustee. The Master Fund or one or more of its other wholly-owned Subsidiaries will hold the beneficial interests in each such trust, and the federally chartered bank acting as trustee will hold legal title to the alternative lending securities for the benefit of the trust and/or the trust’s beneficial owners. State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing or registration requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchaser or holders of alternative lending securities. It is expected that each trustee of such a common law or statutory trust will be indemnified by the applicable trust and, potentially in certain circumstances, by the Master Fund or one or more of its Subsidiaries. Although the Master Fund initially intends to invest in alternative lending securities through one or more common law or statutory trusts, the Master Fund is not required to use this approach and may instead hold such investments directly or indirectly through one or more other Subsidiaries.

If the Master Fund or any of its Subsidiaries is required to be licensed in any particular jurisdiction in order to invest in certain alternative lending securities, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Master Fund may be unable to restructure its investments to address the licensing requirement. In that case, the Master Fund or its Subsidiaries may be forced to cease investing in the affected alternative lending securities, or may be forced to sell such alternative lending securities. If a state regulator or court were to determine that the Master Fund or its Subsidiaries acquired or held an alternative lending security without a required state license, the Master Fund or its Subsidiaries could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its alternative lending security, or subject to litigation risk or other losses or damages.

Fair Debt Collection Practices Act

The U.S. federal Fair Debt Collection Practices Act (“FDCPA”) provides guidelines and limitations on the conduct of third-party debt servicers in connection with the collection of consumer debts. In order to ensure compliance with the FDCPA, the Platforms often contract with professional third-party debt collection agencies to engage in debt collection activities. The Consumer Financial Protection Bureau, the U.S. federal agency now responsible for administering the FDCPA, is engaged in a comprehensive rulemaking regarding the operation of the FDCPA which likely will affect the obligations of sellers of debt to third parties, as well as change other regulatory requirements. Any such changes could have an adverse effect on any U.S. Platforms following a certain model and therefore on the Master Fund as a lender member. The U.S. Fair Credit Reporting Act (“FCRA”) regulates consumer credit reporting. Under the FCRA, liability may be imposed on furnishers of data to credit reporting agencies to the extent that adverse credit information reported is false or inaccurate.

Privacy and Data Security Laws

The U.S. federal Gramm-Leach-Bliley Act (“GLBA”) limits the disclosure of non-public personal information about a consumer to non-affiliated third parties and requires financial institutions to disclose certain privacy policies and practices with respect to its information sharing with both affiliates and non-affiliated third parties. A number of states have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other federal and state statutes deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission implement the GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. Platforms following certain Platform models generally have privacy policies that conform to these GLBA and other requirements. In addition, such U.S. Platforms have policies and procedures intended to maintain Platform participants’ personal information securely and dispose of it properly. Through the Master Fund’s participation in the Platforms, the Master Fund and the Investment Adviser may obtain non-public personal information about loan borrowers, as defined in GLBA, and intend to conduct themselves in compliance with, and as if they are is subject to the same limitations on disclosure and obligations of safeguarding and proper disposal of non-public personal information. The Master Fund and the Investment Adviser will maintain as confidential and not sell or rent such information to third parties for marketing purposes.

In addition, the Master Fund could be subject to state data security laws, depending on whether the information the Master Fund obtains is considered non-public personally identifiable information under those state laws. Any violations of state data security laws by the Master Fund could subject it to fines, penalties, or other regulatory action on a state-by-state basis, which, individually or in the aggregate, could have a material adverse effect on the Master Fund due to the compliance costs related to any violations as well as costs to ensure compliance with such laws on an ongoing basis. Additionally, any violations of the GLBA by the Master Fund could subject it to regulatory action by the U.S. Federal Trade Commission, which could require the Master Fund to, inter alia, implement a comprehensive information security and reporting program and to be subject to audits on an ongoing basis.

OFAC and Bank Secrecy Act

In co-operation with various banks, the U.S. Platforms implement the various anti-money laundering and screening requirements of applicable U.S. federal law. The Master Fund will not be able to control or monitor the compliance of the various banks or the Platforms with these regulations. Moreover, in the Master Fund’s participation with the Platforms, it will be subject to compliance with the Office of Foreign Assets Control (“OFAC”), the USA PATRIOT Act and Bank Secrecy Act regulations applicable to all businesses, which for the Master Fund will generally involve co-operation with U.S. authorities in investigating any purported improprieties. Any material failure by any of the various banks, the Platforms or the Master Fund to comply with OFAC and other similar anti-money laundering restrictions or in connection with any investigation relating thereto could result in additional fines or penalties that, depending on the violations, could amount to $1,000 to $25,000 per violation. Such fines or penalties could have a material adverse effect on the Master Fund directly, for amounts owed for fines or penalties, or indirectly, as a negative consequence of the decreased demand for loans from the Platforms as a result of any such adverse publicity and other reputational risks associated with any such fines and penalties assessed against the Platforms or the various banks.

Service Members Civil Relief Act

U.S. federal law provides borrower members on active military service with rights that may delay or impair a Platform’s ability to collect on a borrower member loan. The Service Members Civil Relief Act (“SCRA”) requires that the interest rate on pre-existing debts, such as member loans, be set at no more than 6 percent while the qualified service member or reservist is on active duty. A holder of a note, certificate or whole loan that is dependent on such a member loan, as the Master Fund may be, will not receive the difference between 6 percent and the original stated interest rate for the member loan during any such period. This law also permits courts to stay proceedings and execution of judgments against service members and reservists on active duty, which may delay recovery on any member loans in default and, accordingly, payments on the notes that are dependent on these member loans. If there are any amounts under such a member loan still due and owing to the Platform after the final maturity of the notes that correspond to the member loan, the Platform will have no further obligation to make payments on the notes to the Master Fund, even if the Platform later receives payments after the final maturity of the notes.

Platforms do not take military service into account in assigning loan grades to borrower member loan requests. In addition, as part of the borrower member registration process, Platforms do not request their borrower members to confirm if they are a qualified service member or reservists within the meaning of the SCRA. The SCRA is specific to the United States and therefore does not pose a risk for other jurisdictions in which the Master Fund may invest.

Regulatory Regime in the United Kingdom. In the future, the Master Fund may invest in online lending-related securities through Platforms domiciled in the United Kingdom. Such Platforms must be authorized and regulated by the Financial Conduct Authority (“FCA”) in order to engage in the regulated activity of “operating an electronic system in relation to lending,” following changes to consumer credit regulation in April 2014. The FCA is currently allowing application periods, giving Platforms with interim permission a three-month window in which they must apply to the FCA for full authorization. If any Platform through which the Master Fund invests were to fail to obtain full authorization, the Platform might be forced to cease its operations, which would disrupt the servicing and administration of loans to which the Master Fund has exposure through that Platform. Any such disruption may impact the quality of debt collection procedures in relation to those loans and may result in reduced returns to the Master Fund from those investments.

The FCA has recently also introduced new regulatory controls for Platform operators, including the application of conduct of business rules (in particular, relating to disclosure and promotions), minimum capital requirements, client money protection rules, dispute resolution rules and a requirement for firms to take reasonable steps to ensure existing loans continue to the administered if the firm goes out of business. The introduction of these regulations and any further new laws and regulations could have a material adverse effect on U.K. Platforms’ businesses and may result in interruption of operations by such Platforms or the passing on of the costs of increased regulatory compliance to investors, such as the Master Fund, in the form of higher origination or servicing fees.

The Master Fund may invest in loans that constitute regulated credit agreements (consumer credit loans) under the Financial Services and Markets Act 2000 (“FSMA”). Article 60B of the amended Financial Services and Markets Act 2000 (Regulated Activities) Order 2001 (“RAO”) provides that the activity of entering into a regulated credit agreement as lender or exercising or having the right to exercise the lender’s rights and duties under such credit agreement requires FCA authorization. However, article 60I of the RAO and paragraph 55 of the schedule to the Financial Services and Markets Act 2000 (Exemption) Order 2001 provide exemptions from authorization to persons who acquire rights under a regulated credit agreements (but who do not make any such loans or extend any new credit), provided that the servicer of such loans is appropriately authorized by the FCA.

The Master Fund is not authorized by the FCA in respect of consumer credit activities. To the extent that it acquires any loans which are regulated credit agreements under FSMA, the Master Fund will be required to ensure that a person with the appropriate FCA authorization is engaged to service such regulated credit agreements in accordance with the exemptions from authorization under article 60B and paragraph 55 outlined above. If the FCA were to successfully challenge the Master Fund’s reliance on this exemption, this could adversely affect the Master Fund’s ability to invest in consumer loans in the United Kingdom or other online lending-related securities relating to such consumer loans, and could subject to the Master Fund to costs that could adversely affect the results of the Master Fund.

Regulatory Regime in Other Jurisdictions. In the future, the Master Fund’s loan investments may be sourced from Platforms domiciled outside the United States and United Kingdom, except that the Master Fund will not invest in Platforms domiciled in emerging markets countries, as determined by the Platforms pursuant to guidelines developed by the Investment Adviser. The Platforms and their investors may face regulation in the other jurisdictions in which the Master Fund invests. Many other jurisdictions have regulatory regimes in place to authorize or regulate Platforms. If any entity operating a Platform through which the Master Fund invests, or any entity that is the lender under a loan agreement facilitated by that Platform, were to lose its license or have its license suspended or revoked, the Platform might be forced to cease its operations, which could impair the ability of the Master Fund, and thus the Fund, to pursue its investment strategy by investing in loans originated by that Platform, and could disrupt the servicing and administration of loans to which the Master Fund has exposure through that Platform. Any such disruption may impact the quality of debt collection procedures in relation to those loans and may result in reduced returns to the Master Fund from those investments. In addition, some jurisdictions may regulate the terms of loans issued through a Platform or impose additional requirements on investments in such loans, which could impact the value of online lending-related securities purchased from a Platform operating in such a jurisdiction or the ability of the Master Fund, and thus the Fund, to pursue its investment strategy by investing in loans originated by such a Platform. New or amended laws or regulations could disrupt the business operations of Platforms operating in jurisdictions in which the Master Fund invests and could result in the Platforms passing on of increased regulatory compliance costs to investors, such as the Master Fund, in the form of higher origination or servicing fees.

Systems and Operational and Cybersecurity Risks. The Master Fund depends on the development and implementation of appropriate systems for the Master Fund’s activities. The Master Fund relies heavily on a daily basis on financial, accounting and other data processing systems to execute, clear and settle transactions across numerous and diverse markets and to evaluate certain loans, to monitor its portfolio and capital, and to generate risk management and other reports that are critical to oversight of the Master Fund’s activities. The Investment Adviser may not be in a position to verify the risks or reliability of such third-party systems. In addition, the Master Fund relies on information systems to store sensitive information about the Master Fund, the Investment Adviser, their affiliates and the Shareholders. Any failure of the information technology (“IT”) systems developed and maintained by the Investment Adviser could have a material adverse effect on the ability of the Master Fund to acquire and realize investments and therefore negatively impact the Master Fund’s performance.

The Investment Adviser will be reliant upon attaining data feeds directly from the Platforms via an API connection, which is a system of protocols and tools used for creating software applications. Any delays or failures could impact operational controls and the valuation of the Master Fund’s portfolio. While the Investment Adviser has in place systems to continually monitor the performance of these IT systems, there can be no guarantee that issues will not arise that may require attention from a specific Platform. Any such issues may result in processing delays. To seek to mitigate this risk the Investment Adviser will seek to put in place, with each

Platform through which the Master Fund intends to invest, a defined process and communication standard to support the exchange of data.

Technology complications associated with lost or broken data fields as a result of Platform-level changes to API protocols may impact the Master Fund’s ability to receive and process the data received from the Platforms.

To effectuate the Master Fund’s investment objective, the Investment Adviser’s activities will be dependent upon systems operated by third parties, including without limitation the Platforms, banks, market counterparties and other service providers, and the Investment Adviser may not be in a position to verify the risks or reliability of such third-party systems. Failures in the systems employed by the Investment Adviser, Platforms, banks, counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or settlement of transactions, or in transactions not being properly booked, evaluated or accounted for.

In addition, despite the security measures established by the Investment Adviser and other third parties to safeguard the information in these systems, such systems may be vulnerable to attacks by hackers or breached due to employee error, malfeasance or other disruptions. Any such breach could compromise these systems and result in the theft, loss or public dissemination of the information stored therein. Disruptions in a Platform’s, the Investment Adviser’s and/or the Master Fund’s operations or breach of such Platform’s, the Investment Adviser’s and/or the Master Fund’s information systems may cause the Master Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage.

The highly automated nature of a Platform may make it an attractive target for, and potentially vulnerable to, cyberattacks, computer viruses, physical or electronic break-ins and similar disruptions. If a hacker were able to infiltrate a Platform, the Master Fund may experience losses on, or delays in the recoupment of amounts owed on, a fraudulently induced purchase of a loan. If a Platform is unable to prevent such activity, the value of the loans and such Platform’s ability to fulfill its servicing obligations and to maintain the Platform would be adversely affected. Because techniques used to sabotage or obtain unauthorized access to systems change frequently and generally are not recognized until they are launched against a target, the Platforms may be unable to anticipate these techniques or to implement adequate preventative measures. In addition, federal regulators and many federal and state laws and regulations require companies to notify individuals of data security breaches involving their personal data. If security measures are breached because of third-party action, employee error, malfeasance or otherwise, or if design flaws in software are exposed and exploited, relationships with borrowers and investors could be severely damaged. All of these potential risks may cause a decrease in the amount of loans acquired by the Platforms, which may directly affect the Master Fund and its ability to achieve its investment objective. The potential for security breaches may also adversely affect the Master Fund due to its reputational impact on the Platforms and wider effect on the online lending industry as a whole.

Any of the foregoing failures or disruptions could have a material adverse effect on the Master Fund and the Shareholders’ investments therein.

Other Principal Risks

General Economic and Market Conditions. The success of the Master Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Master Fund’s investments. Unexpected volatility or lack of liquidity, such as the general market conditions that prevailed during the 2008 financial crisis, could impair the Master Fund’s profitability or result in its suffering losses.

Highly Volatile Markets. Financial markets may be highly volatile from time to time. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forwards, futures and other derivative contracts are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Intervention often is intended directly to influence prices and may, together with other factors, cause all such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

The deterioration of the credit markets for a period beginning in late 2007 generally caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector during late 2008 resulted in an unusually high degree of volatility in the financial markets, both domestic and foreign, and similar market disruption could occur again in the future. More recently, concerns about political instability, questions about the strength and sustainability of the U.S. economic recovery, concerns about the growing federal debt and slowing growth in China, are factors which continue to concern the financial markets and create volatility. During the financial crisis, numerous financial services companies experienced substantial declines in the valuations of their assets, took action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies avoided collapse at that time due to intervention by the U.S. regulatory authorities (such as the Federal Deposit Insurance Corporation or the Federal Reserve System), but such interventions often did not avert a substantial decline in the value of such companies’ common stock. Issuers that have exposure to the real estate, mortgage and credit markets may be particularly affected by subsequent adverse events affecting these sectors and general market turmoil. Moreover, legal or regulatory changes applicable to financial services companies may adversely affect such companies’ ability to generate returns and/or continue certain lines of business. See “Risk Considerations—Alternative Lending Risk Considerations.”

General Risks of Securities Activities. All securities investing and trading activities risk the loss of capital. Although the Investment Adviser will attempt to moderate these risks, no assurance can be given that the Master Fund’s investment activities will be successful or that Shareholders will not suffer losses. Following below are some of the more significant specific risks that the Investment Adviser believes are associated an investment in the Master Fund:

Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Bonds and Other Fixed Income Securities. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. government securities”) or by a non-U.S. government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risk associated with rising interest rates, especially since the Federal Reserve has ended its quantitative easing program and has begun to raise rates. The duration of a fixed income security is an attempt to quantify and estimate how much the security’s price can be expected to change in response to changing interest rates. For example, when the level of interest rates increases by 1%, a fixed income security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. Accordingly, securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations.

Except as described herein, the Master Fund may have exposure, without limitation, to investments that are rated below investment grade or that are unrated but are judged by the Investment Adviser to be of comparable quality. The alternative lending securities in which the Master Fund invests (or, in the case of asset-backed securities, the loans that back them) typically are not rated by an NRSRO. Although the Master Fund’s Fundamental Investment Restrictions do not permit the Master Fund to invest in consumer loans of sub-prime quality, unrated securities purchased by the Master Fund may be of credit quality comparable to securities rated below investment grade by an NRSRO. The Master Fund may invest, without limitation, in unrated securities that may be of a credit quality comparable to securities rated below investment grade. To the extent the Master Fund invests directly in fractional or whole interests in alternative lending securities, such investments will not include exposure to consumer loans that are of sub-prime quality. Otherwise, the fractional or whole interests in alternative lending securities or tranches of alternative lending securitizations in which the Master Fund may invest may be of a credit quality comparable to securities rated below investment grade. Below investment grade securities, which are commonly called “junk bonds,” are rated below BBB- by S&P or Baa3 by Moody’s, or have comparable ratings by another rating organization. Accordingly, certain of the Master Fund’s unrated investments could constitute a highly risky and speculative investment, similar to an investment in “junk bonds.” The Master Fund may also invest in both rated senior classes of asset-backed securities as well as residual interests in pools of alternative lending securitizations. To the extent the Master Fund invests in residual interests in pools of alternative lending securitizations, a small number of loans in the pools may include consumer loans of sub-prime quality.

Below investment grade investments may be subject to greater risks than other investments, including greater levels of risk related to changes in interest rates, credit risk (including a greater risk of default) and liquidity risk. There is a greater risk of loss associated with alternative lending securities investments and the ability of a borrower to make principal and/or interest payments is predominantly speculative for below investment grade investments or unrated investments judged by the Investment Adviser to have a similar quality. Below investment grade investments or unrated investments judged by the Investment Adviser to be of comparable quality may be more susceptible to real or perceived adverse economic and competitive industry or business conditions than higher-grade investments. Yields on below investment grade investments will fluctuate.

Fixed income securities may experience reduced liquidity due to the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed income securities, which may occur to the extent traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time. Liquidity risk also may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds, exchange-traded funds or hedge funds may be higher than normal, causing increased supply in the market due to selling activity.

Non-U.S. Securities. The Master Fund may invest in securities of non-U.S. issuers and in depositary receipts or shares (of both a sponsored and non-sponsored nature), such as American Depositary Receipts, American Depositary Shares, Global Depositary Receipts or Global Depositary Shares (referred to collectively as “ADRs”), which represent indirect interests in securities of non-U.S. issuers. Sponsored depositary receipts are typically created jointly by a foreign private issuer and a depositary. Non-sponsored depositary receipts are created without the active participation of the foreign private issuer of the deposited securities. As a result non-sponsored depositary receipts may be viewed as riskier than depositary receipts of a sponsored nature. Non-U.S. securities in which the Master Fund may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets (“OTC”). Investments in non-U.S. securities are subject to risks generally viewed as not present in the United States. These risks include: varying custody, brokerage and settlement practices; difficulty in pricing of securities; less public information about issuers of non-U.S. securities; less governmental regulation and supervision over the issuance and trading of securities than in the United States; the lack of availability of financial information regarding a non-U.S. issuer or the difficulty of interpreting financial information prepared under non-U.S. accounting standards; less liquidity and more volatility in non-U.S. securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in non-U.S. countries. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Governmental issuers of non-U.S. securities may also be unable or unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in non-U.S. countries typically also involves higher brokerage and custodial expenses than does investment in U.S. securities.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Master Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Master Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Master Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Master Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Master Fund’s ability to purchase or sell foreign securities or transfer the Master Fund’s assets back into the United States, or otherwise adversely affect the Master Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Master Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Master Fund holds illiquid investments, its portfolio may be harder to value.

Other risks of investing in non-U.S. securities include the following:

Non-U.S. Exchanges. The Master Fund may trade, directly or indirectly, futures and securities on exchanges located outside of the United States. Some non-U.S. exchanges, in contrast to U.S. exchanges, are “principal’s markets” in which performance is solely the individual member’s responsibility with whom the Master Fund has entered into a commodity contract and not that of an exchange or clearinghouse, if any. In the case of trading on non-U.S. exchanges, the Master Fund will be subject to the risk of the inability of, or refusal by, the counterparty to perform with respect to contracts. Moreover, since there is generally less government supervision and regulation of non-U.S. exchanges, clearinghouses and clearing firms than in the United States, the Master Fund is also subject to the risk of the failure of the exchanges on which its positions trade or of their clearinghouses or clearing firms, and there may be a high risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Non-U.S. Government Securities. The Master Fund’s non-U.S. investments may include debt securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities and supranational entities. The Master Fund may invest in debt securities issued by certain “supranational” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. An example of a supranational entity is the International Bank for Reconstruction and Development (commonly referred to as the “World Bank”).

Investment in sovereign debt of non-U.S. governments can involve a high degree of risk, including additional risks not present in debt obligations of corporate issues and the U.S. Government. The issuer of the debt or the government authority that controls the repayment of sovereign debt may be unable or unwilling to repay the principal and/or interest when due in accordance with the terms of the debt, and the Master Fund may have limited recourse to compel payment in the event of a default. A sovereign debtor’s or governmental entity’s willingness or ability to repay principal and/or interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s or governmental entity’s policy toward international lenders, such as the International Monetary Fund, the World Bank and other multilateral agencies, the political constraints to which a governmental entity may be subject, and changes in governments and political systems. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the foreign sovereign obligor’s ability or willingness to timely service its debts.

At certain times, certain countries have declared moratoria on the payment of principal and interest on external debt. Governmental entities may also depend on expected disbursements from non-U.S. governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Master Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or a part of the sovereign debt that a governmental entity has not repaid may be collected. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of other types of issues.

Currencies. The Master Fund may invest a portion of its assets in non-U.S. currencies, or in instruments denominated in non-U.S. currencies, the prices of which are determined with reference to currencies other than the U.S. dollar. To the extent unhedged, the value of the Master Fund’s assets will fluctuate with U.S. dollar exchange rates, as well as the price changes of its investments in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Master Fund makes its investments will reduce the effect of increases, and magnify the effect of decreases, in the prices of securities denominated in currencies other than the U.S. dollar and held by the Master Fund in such securities’ respective local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on the non-U.S. dollar securities of the Master Fund. In addition, some governments from time to time impose restrictions intended to prevent capital flight, which may for example involve punitive taxation (including high withholding taxes) on certain securities transfers or the imposition of exchange controls making it difficult or impossible to exchange or repatriate the local currency. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority will also have a significant impact on the value of any investments denominated in that currency.

The Master Fund may also incur costs in connection with conversion between various currencies. In addition, the Master Fund may be denominated in non-U.S. currencies. Subscription amounts contributed in non-U.S. currencies will be converted from U.S. dollars into the applicable foreign currency at the then applicable exchange rate determined by and available to the Investment Adviser. In certain cases, depending on the applicable circumstances, the exchange rate obtained by the Investment Adviser may be less advantageous to the Master Fund than other rates available to the Master Fund directly.

The Master Fund may enter into foreign currency forward exchange contracts for hedging and non-hedging purposes in pursuing its investment objective. Foreign currency forward exchange contracts are transactions involving the Master Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Foreign currency forward exchange contracts may be used by the Master Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Master Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Master Fund to “lock in” the U.S. dollar price of the security. Foreign currency forward exchange contracts may also be used to attempt to protect the value of the Master Fund’s existing holdings of non-U.S. securities. Imperfect correlation may exist, however, between the Master Fund’s non-U.S. securities holdings and the foreign currency forward exchange contracts entered into with respect to those holdings. The precise matching of foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Master Fund’s securities are not denominated. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the Master Fund’s investment objective, such as when the Investment Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Master Fund’s investment portfolio. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Generally, the Master Fund is subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

European Economic Risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about rising government debt levels, credit rating downgrades, and possible default on or restructuring of government debt. These events have affected the value and exchange rate of the euro. The Master Fund’s investments in euro-denominated (or other European currency-denominated) securities also entail the risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. The governments of several member countries of the European Union (“EU”) have experienced large public budget deficits, which have adversely affected the sovereign debt issued by those countries and may ultimately lead to declines in the value of the euro. In addition, if one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On June 23, 2016, the United Kingdom voted by referendum to leave the EU, an event widely referred to as “Brexit.” The United Kingdom is the first member to vote to leave the EU and its departure is expected to take several years to effect. At present, the nature of the relationship of the United Kingdom with the remaining EU members is uncertain. In addition, spurred by the United Kingdom referendum vote, other EU members may propose similar measures, thereby raising the possibility of additional departures from the EU. Accordingly, there is a heightened or increased risk of market instability and legal and regulatory change following the United Kingdom referendum vote.

It is possible that EU member countries that have already adopted the euro could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro would likely have an extremely destabilizing effect on all Eurozone countries and their economies and negatively affect the global economy as a whole, which may have substantial and adverse effects on the Master Fund. In addition, under these circumstances, it may be difficult for the Master Fund to value investments denominated in euros or in a replacement currency.

High-Yield Instruments and Unrated Debt Securities Risk. The loans purchased by the Master Fund are not rated by an NRSRO. In evaluating the creditworthiness of borrowers, the Investment Adviser relies on the ratings ascribed to such borrowers by the relevant Platform or otherwise determined by the Investment Adviser. The analysis of the creditworthiness of borrowers of loans may be a lot less reliable than for loans originated through more conventional means. In addition, the Master Fund may invest in debt securities and instruments that are classified as “higher yielding” (and, therefore, higher risk) investments. In most cases, such investments will be rated below investment grade by NRSROs or will be unrated. These investments are commonly referred to as “junk” investments. Investments in such securities are subject to greater risk of loss of principal and interest than higher rated instruments and may be considered to be predominantly speculative with respect to the obligor’s capacity to pay interest and repay principal. Such investments may also be considered to be subject to greater risk than those with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with high-yield instruments, the yields and prices of such instruments may fluctuate more than those that are higher rated. The market for high-yield instruments may be smaller and less active than those that are higher rated, which may adversely affect the prices at which the Master Fund’s investments can be sold and result in losses to the Master Fund, which, in turn, could have a material adverse effect on the performance of the Master Fund. Such securities and instruments are generally not exchange traded and, as a result, trade in the OTC marketplace, which is less transparent than the exchange-traded marketplace.

Non-Diversified Status. Each of the Fund and the Master Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that they are not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s and the Master Fund’s NAV may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. In addition, while each of the Fund and the Master Fund is a “non-diversified” fund for purposes of the 1940 Act, each of the Fund and the Master Fund intends to elect, and intends to qualify and be treated each taxable year as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC under the Code, each of the Fund and the Master Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the assets of each of the Fund and the Master Fund is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the total assets of each of the Fund and the Master Fund and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the total assets of each of the Fund and the Master Fund is invested in the securities (other than U.S. government securities and the securities of other RICs) of (1) any one issuer, (2) any two or more issuers that each of the Fund and the Master Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.” In addition, the Investment Adviser typically endeavors to limit the Fund’s investments in any one instrument to no more than 15% of the Fund’s gross assets (measured at the time of purchase). Each of the Fund and the Master Fund intends to distribute at least annually all or substantially all of its net investment income as dividends to Shareholders; however, this policy may be changed at any time by each of the Fund and the Master Fund.

Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by the Master Fund to a bank or securities dealer and the Master Fund’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Master Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of the Master Fund’s investment portfolio.

Subsidiary Risk. By investing through its Subsidiaries, the Master Fund is exposed to the risks associated with the Subsidiaries’ investments. Subsidiaries will not be registered as investment companies under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act, although each Subsidiary will be managed pursuant to the compliance policies and procedures of the Master Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of the Master Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Master Fund.

Risk of Bonds and Other Debt Securities Backed by Pools of Alternative Lending Securities. The Master Fund may invest in bonds and other debt securities backed by a pool of alternative lending securities. These investments include bonds or other debt securities issued by SPVs established solely for the purpose of holding alternative lending securities secured only by such assets (which practice is known as securitization). Payment of principal and interest on such bonds and debt securities is dependent upon the cash flows generated by the underlying loans, and therefore these investments are subject to the same types of risks as direct investments in alternative lending securities.

Small Business Risk. The Master Fund may invest in loans, receivables or merchant cash advances (MCAs) with exposure to small and medium size enterprises (SMEs). SMEs may not have steady earnings growth, may be operated by less experienced individuals, may have limited resources and may be more vulnerable to adverse general market or economic developments. Platforms that originate loans to or purchase receivables from SMEs do not always conduct on-site due diligence visits to verify that the businesses exist and are in good standing, which may lead to higher instances of fraud. Receivables and MCAs are advances based upon the future revenues or credit card sales of a business. Repayment of an MCA is typically made by the MCA provider taking an agreed upon percentage of the business’s future cash flow (often through a percentage of the business’s credit card transactions) until the MCA amount is repaid in full plus an agreed upon percentage of the MCA amount, referred to as a “factor.” The factor amount is usually higher than interest rates on commercial loans or other comparable loan products. Because MCAs are repaid using the future receipts of the business and are not unconditional obligations by the merchant to repay the advance, MCAs are generally not considered to be loans that are subject to state licensing and usury laws. If the business does not generate sufficient receipts due to adverse business conditions, it may not be able to pay off the MCA, thereby adversely affecting the Master Fund’s investment. Fraud, delays or write-offs associated with SME loans, receivables and MCAs could directly impact the profitability of the Master Fund’s potential investments in such instruments. Some SME assets have recourse to a personal guarantor, which may become obligated to pay any remaining amounts owed to the owner of the loan or receivable, although others have no recourse and the Master Fund would have no such “back-up” if the business fails to pay back the principal and interest or advance amount and additional factor.

In addition, a number of lawsuits in recent years have sought to re-characterize MCAs as loans subject to state usury laws. If that were to occur with respect to any Master Fund investments, the Master Fund may not be able to collect on those MCAs deemed by a court to be disguised loans in violation of state usury laws. MCAs may also be subject to increasing scrutiny by federal and state regulatory agencies, which could lead to additional regulation and oversight of such investments.

Student Loans Risk. In general, the repayment ability of borrowers of student loans, as well as the rate of prepayments on student loans, may be influenced by a variety of economic, social, competitive and other factors, including changes in interest rates, the availability of alternative financings, regulatory changes affecting the student loan market and the general economy. For instance, certain student loans may be made to individuals who generally have higher debt burdens than other individual borrowers (such as students of post-secondary programs). The effect of the foregoing factors is impossible to predict.

Real Estate Loans Risk. Investments in real estate loans may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Master Fund’s investments. To the extent the Master Fund invests in real estate loans, such investments will be limited to real estate loans where, at the time of investment, the loan-to-value ratio of the property is less than or equal to 95%.

Legal and Regulatory Risk – General. Legal, tax and regulatory changes could occur and may adversely affect the Master Fund, and thus the Fund, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. The regulation of U.S. and non-U.S. securities and investment funds, such as the Master Fund, has undergone substantial changes in recent years, and such change may continue. New (or revised) laws or regulations may be imposed by U.S. Congress, the Commodity Futures Trading Commission (“CFTC”), the Securities and Exchange Commission (“SEC”), the U.S. Federal Reserve or other banking regulators, the U.S. Department of Labor, other regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Master Fund. The Master Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes and regulations. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Master Fund and the Investment Adviser are eligible for exemptions from certain regulations. However, there is no assurance that the Master Fund and the Investment Adviser will continue to be eligible for such exemptions. For example, the Master Fund has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to Regulation 4.5 promulgated by the CFTC under the Commodity Exchange Act of 1936, as amended (“CEA”). To continue to qualify for the exclusion under CFTC Regulation 4.5, the aggregate initial margin and premiums required to establish positions in CEA-regulated derivative instruments (other than positions entered into for “bona fide hedging purposes”) may not exceed five percent of the Master Fund’s liquidation value or, alternatively, the net notional value of the Master Fund’s aggregate investments in CEA-regulated derivative instruments (other than positions entered into for “bona fide hedging purposes”) may not exceed 100% of the Master Fund’s liquidation value. In the event the Master Fund fails to qualify for the exclusion and the Investment Adviser is required to register as a CPO, it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Master Fund, which may increase the Master Fund’s expenses.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) establishes rigorous oversight standards for the U.S. economy, market participants and businesses. As the implementation of the Dodd-Frank Act continues, its full impact on the Master Fund and the ability of the Master Fund to meet its investment objective is unknown. The effect of the Dodd-Frank Act or other regulatory changes on the Master Fund could be substantial and may adversely affect the Master Fund’s performance. The implementation of the Dodd-Frank Act could also adversely affect the Investment Adviser and the Master Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Investment Adviser’s and the Master Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Investment Adviser and the Master Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The Dodd-Frank Act and related regulations have had a significant impact on the trading and use of many derivative instruments, and derivative dealers and their counterparties have become subject to new business conduct standards and disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, margin requirements and other regulatory burdens. These new regulatory and margin requirements may increase the overall costs for derivatives dealers and their counterparties and may also render certain strategies in which the Master Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Derivatives dealers can be expected to try to pass those increased costs along, at least partially, to market participants such as the Master Fund in the form of higher fees or less advantageous dealer marks. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Investment Adviser and the Master Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

The federal interagency credit risk retention rules (the “U.S. Risk Retention Rules”) require the “sponsor” of a “securitization transaction” to retain (either directly or through its “majority-owned affiliates”) not less than 5% of the “credit risk” of the assets collateralizing the related asset-backed securities. The U.S. Risk Retention Rules became effective on December 24, 2016 with respect to asset-backed securities collateralized by assets other than residential mortgages. As a result, the failure of a “sponsor” to comply with the U.S. Risk Retention Rules may have a material and adverse effect on the market value and/or liquidity of any securities held by the Fund in regards to related securitizations of such sponsoring entity.

As internet commerce continues to evolve, increasing regulation by U.S. federal and state governments becomes more likely. Platforms may be negatively affected by the application of existing laws and regulations or the enactment of new laws applicable to online lending. In addition, federal and state governmental or regulatory agencies may decide to impose taxes on services provided over the Internet. These taxes could discourage the use of the Internet as a means of consumer lending, which would adversely affect the viability of the Platforms. As a result, the Master Fund’s performance would be negatively impacted by the non-viability of any or all of the Platforms in whose loans it has invested.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance-related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between individual loan borrowers and an originating platform or the Master Fund, a court may similarly seek to strictly interpret terms and legal rights in favor of individual borrowers, which could negatively impact the Master Fund to the extent the Master Fund invested in such loans.

Risks Relating to Fund’s RIC Status. Each of the Fund and the Master Fund intends to elect to be treated, and intends to qualify and be treated each taxable year, as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC in any taxable year, each of the Fund and the Master Fund must meet certain asset diversification tests (the “Diversification Tests”) and at least 90% of its gross income for such year must consist of certain types of qualifying income. The Diversification Tests will be satisfied if, at the end of each quarter of the Fund and the Master Fund’s taxable year, (i) at least 50% of the value of their total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the total assets of each of the Fund and the Master Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets of the Fund and/or the Master Fund is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund and/or the Master Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Operating as a non-diversified investment company for purposes of the 1940 Act, and therefore investing in a relatively small number of individual issuers, may make it difficult for the Fund and/or the Master Fund to meet the diversification requirement for qualification as a RIC. So long as the Fund and/or the Master Fund qualify as a RIC, they generally will not be subject to U.S. federal income tax on its income, including net capital gain, distributed to Shareholders, provided that, for each taxable year, the Fund and/or the Master Fund distribute to their Shareholders an amount equal to or exceeding 90% of the sum of their “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and its net tax-exempt income, if any. Each of the Fund and the Master Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. If Congress, the Treasury Department or the Internal Revenue Service (“IRS”) were to take any action that altered the Master Fund and the Fund’s current understanding of these requirements, certain types of income representing a significant portion of the gross income of the Master Fund or the Fund may not constitute qualifying income or the Master Fund or the Fund may not be adequately diversified. In that case, the Master Fund or the Fund could be forced to change the manner in which it pursues its investment strategy or, if the Master Fund or the Fund were ineligible to or otherwise did not “cure” its failure to meet such requirements, the Master Fund or the Fund could cease to qualify for the special U.S. federal income tax treatment accorded RICs. If for any taxable year the Master Fund or the Fund did not qualify as a RIC, they would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Master Fund or the Fund to tax at the corporate level (currently at a 21% U.S. federal tax rate) and, when such income is distributed, to a further tax at the Shareholder level to the extent of the current or accumulated earnings and profits of the Master Fund or the Fund. See “Tax Aspects.”

Tax Treatment of Loans Risk. No statutory, judicial or administrative authority directly discusses how the notes, certificates and other alternative lending securities in which the Master Fund will invest should be treated for tax purposes. As a result, the tax treatment of the Master Fund’s investment in the alternative lending securities is uncertain. The tax treatment of the Master Fund’s investment in the alternative lending securities could be affected by changes in tax laws or regulations, or interpretations thereof, or by court cases that could adversely affect the Master Fund and the Fund and their ability to qualify as a RIC under Subchapter M of the Code.

As described above, the Master Fund currently anticipates that its alternative lending investments will initially consist substantially of whole loans sourced from lending Platforms based in the United States. For purposes of the Diversification Tests, it may be uncertain whether the issuer of such whole loans made by the Master Fund will be the Platform, or the underlying borrowers with respect to such investments. . In the opinion of Dechert LLP, tax counsel to the Master Fund and the Fund, whole loans acquired by the Master Fund under the circumstances described below in “Tax Aspects” should be treated as issued by the underlying borrower for the purposes of the Diversification Tests. Based on such opinion, the Master Fund intends to treat the underlying borrowers as the issuers of whole loans (and not the Platforms) for purposes of the Diversification Tests. However, such opinion is not binding on the IRS or a court and there can be no assurance that the IRS will not take contrary positions or that a court would agree with such opinion if litigated. While the Master Fund intends to invest in loans sourced by various Platforms, there may be times where a substantial portion of its alternative lending investments will be sourced from one Platform. Thus, a determination or future guidance by the IRS that the issuer of such whole loans is the Platform may adversely affect the Master Fund’s and, in turn, the Fund’s, ability to meet the Diversification Tests and qualify as a RIC. Failure of the Master Fund to qualify and be eligible to be treated as a RIC would result in Master Fund level and Fund-level taxation and, consequently, a reduced return on your investment. Each of the Master Fund and Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. See “Tax Aspects.”

Risk of Treatment as a Non-Publicly Offered RIC. The Fund will be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) if either (i) Shares of the Fund’s stock collectively are held by at least 500 persons at all times during a taxable year, (ii) Shares of the Fund’s stock are treated as regularly traded on an established securities market or (iii) Shares of the Fund’s stock are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933, as amended (the “Securities Act”). The Fund cannot provide assurance that it will be treated as a publicly offered regulated investment company for all taxable years. If the Fund is not treated as a publicly offered regulated investment company for any calendar year, each U.S. Shareholder that is an individual, trust or estate will be treated as having received a dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of the Fund’s management fees and certain of other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. Shareholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. Shareholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. Shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. Shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. Shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code. See “Tax Aspects.”

Impact of Recently Enacted Federal Tax Legislation. Significant U.S. federal tax reform legislation was recently enacted that, among other things, permanently reduces the maximum federal corporate income tax rate, reduces the maximum individual income tax rate (effective for taxable years 2018 through 2025), restricts the deductibility of business interest expense, changes the rules regarding the calculation of net operating loss deductions that may be used to offset taxable income, and, under certain circumstances, requires accrual method taxpayers to recognize income for U.S. federal income tax purposes no later than the income is taken into account as revenue in an applicable financial statement. The impact of this new legislation on the Fund and the Master Fund and their Shareholders is uncertain. Prospective investors are urged to consult their tax advisors regarding the effects of the new legislation on an investment in the Fund. See “Tax Aspects.”

Income Risk. The income Shareholders receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund’s debt holdings and Shareholder’s income distributions from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Treatment of Fund Investments under Federal Securities Laws. The Fund and the Master Fund have been advised that it is the current view of the SEC and its staff that the purchase of whole loans through alternative lending Platforms involves the purchase of “securities” issued by the originating Platforms under the Securities Act. If the alternative lending securities purchased by the Master Fund, such as whole loans, are deemed to be “securities” under federal securities law, then the issuers of such instruments are subject to a wide range of obligations and sanctions. At the federal level, the issuer, the underwriter and other individuals in a public offering signing a registration statement are strictly liable for any inaccurate statements in the document. Even though an exemption from registration with the SEC is typically utilized by the issuers of the alternative lending securities that are considered “securities” pursuant to the federal securities laws, the anti-fraud provisions of the federal securities laws still apply. Avoidance of fraud requires full and fair disclosure of all material facts and the usual method of discharging this disclosure obligation is for the issuer to prepare and distribute a prospectus that has been registered with the SEC or, in a private transaction, an “offering memorandum” that incorporates the same type of information as would be contained in a registration statement. Noncompliance with federal securities laws can involve potentially severe consequences for the issuer and the Master Fund may recover civil damages from the applicable issuer of a security if the requisite intent can be shown against its directors, managers and/or other responsible persons. Securities regulators can also institute administrative proceedings, suits for injunction and, in the appropriate circumstances, even criminal actions. In addition, there are separate obligations and sanctions under securities laws which exist in each and every state.

There is no bright line test to determine whether notes evidencing loans should be deemed “securities” within the purview of the SEC. In general, a determination of whether a note evidencing a loan is a security under the Securities Act is subject to an analysis of the facts and circumstances of the transaction involving the issuance of the notes. To the extent certain alternative lending securities, such as whole loans, are not, in the future, deemed to be “securities” under the Securities Act, the Master Fund would not be able to seek the remedies described above with respect to such instruments.

Investment Company Securities. Subject to the limitations set forth in the 1940 Act, or as otherwise permitted by the SEC, the Master Fund may acquire shares in other investment companies, including foreign investment companies and ETFs, which may be managed by the Investment Adviser or its affiliates. The market value of the shares of other investment companies may differ from the NAV of the Master Fund. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Master Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Master Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Master Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Additional Risks

Investing in the Fund involves risks other than those associated with investments in alternative lending securities, including those described below:

No Operating History. Each of the Fund and the Master Fund is a non-diversified, closed-end management investment company with no history of operations or public trading and is designed for long-term investors and not as a trading vehicle. The Fund and the Master Fund do not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and/or the Master Fund and their performance. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investor risk. This risk may be greater for investors expecting to sell their Shares in a relatively short period of time after completion of the public offering.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Master Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Master Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Other investment vehicles sponsored, managed or advised by the Investment Adviser and its affiliates may seek investment opportunities similar to those the Master Fund may be seeking. The Investment Adviser will allocate fairly between the Master Fund and such other investment vehicles any investment opportunities that may be appropriate for the Master Fund and such other investment vehicles.

Derivatives. The Master Fund may invest in, or enter into, derivatives or derivatives transactions. Derivatives are financial instruments whose value is based, at least in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility, among other things, also affect the value of derivatives. Derivatives entered into by the Master Fund can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative and the portfolio of the Master Fund as a whole. Derivatives often have risks similar to their underlying assets and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, risks that the transactions may not be liquid and risks arising from leverage in derivatives and initial and variation margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may permit the Investment Adviser to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making direct investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential effect on the performance of the Master Fund. The Investment Adviser’s use of derivatives may include total return swaps, options and futures. Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Master Fund’s ability to manage or hedge its investment through the use of derivatives. In particular, proposed regulatory changes by the SEC relating to the Fund’s use of derivatives could potentially limit or impact the Master Fund’s ability to invest in derivatives and adversely affect the value or performance of the Master Fund’s portfolio or its derivative investments. The Investment Adviser may also enter into derivatives to increase or otherwise adjust market or risk exposure generally. The Master Fund does not expect to gain more than 25% of its total market exposure via such derivatives.

If the Master Fund invests in derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the return to the Master Fund or result in a loss. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment and even well-conceived derivatives transactions may be unsuccessful because of market behavior or unexpected events. The Master Fund also could experience losses if derivatives are poorly correlated with its other investments, or if the Master Fund is unable to liquidate a derivatives position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The Master Fund will value its investments in derivatives pursuant to its valuation policies and procedures (the “Valuation Policy”), which will be reviewed by the Board periodically.

Options and Futures. The Master Fund may utilize options and futures contracts and so-called “synthetic” options or other derivatives sold (or “written”) by swap dealers, broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges, futures clearing houses or in the OTC market. When options are purchased OTC, the Master Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Master Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities, indices or other financial assets or instruments.

The Master Fund may purchase call and put options on specific securities, indices or other financial assets or instruments, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing the investment objectives of the Master Fund. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or other asset at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or other asset at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option on a security is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security above the exercise price plus the amount of the premium received or to possible continued holding of a security that might otherwise have been sold at a profit or to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian in an amount equal to the exercise price less the amount of the premium received to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security below the exercise price less the amount of the premium received while depriving the seller of the opportunity to invest the segregated assets.

The Master Fund may close out a position when buying or writing options by selling or purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously purchased or written on the security. In such a case, the Master Fund will realize a profit or loss if the amount paid to purchase (or received to sell) an option is less (or more) than the amount received from the corresponding sale (or purchase) of the option.

The Master Fund may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Non-U.S. markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Non-U.S. markets, however, may have greater risk potential than U.S. markets. In addition, any profits realized could be eliminated by adverse changes in the relevant currency exchange rate, or they could incur losses as a result of those changes. Transactions on non-U.S. exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on non-U.S. commodity exchanges is not regulated by the CFTC.

Engaging in transactions in futures contracts involves risk of loss to the Master Fund that could adversely affect the value of the Master Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Master Fund of margin deposits in the event of bankruptcy of a broker (known as a “futures commission merchant” or “FCMs”) with which the Master Fund has open positions in one or more futures contracts. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Master Fund to substantial losses. Successful use of futures also is subject to the Investment Adviser’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Positions of the SEC and its staff require the Investment Adviser to segregate liquid assets of the Master Fund in connection with its options and futures transactions in an amount generally equal to the daily mark-to-market net obligations under the options or futures contract or, for such physically settled contracts, in an amount equal to the notional amount thereof. The segregation of these assets will have the effect of limiting the Investment Adviser’s ability otherwise to invest those assets.

Commodity Futures Contracts. The Master Fund may invest in commodity futures contracts. Trading in commodity interests may involve substantial risks. The low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for commodity futures contracts or options purchased or sold, and the Master Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices on various commodities or financial instruments occasionally have reached the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Master Fund from promptly liquidating unfavorable positions and could subject the Master Fund to substantial losses. In addition, the Master Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It is also possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract, or order that trading in a particular contract be conducted for liquidation only.

Trading in commodity futures contracts and options is a highly specialized activity which may entail greater than ordinary investment or trading risks. The price of stock index futures contracts may not correlate perfectly with the movement in the underlying stock index because of certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional margin requirements, investors may close out futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, from the point of view of speculators, the margin requirements in the futures market are typically less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Successful use of stock index futures contracts by the Master Fund also is subject to the Investment Adviser’s ability to predict correctly movements in the direction of the market.

Under CFTC regulations, FCMs are required to maintain a client’s assets in a segregated account. If a FCM used by the Master Fund fails to properly segregate, the Master Fund may be subject to a risk of loss of the margin on deposit with the FCM in the event of the FCM’s bankruptcy. In addition, under certain circumstances, such as the inability of another client of the FCM or the FCM itself to satisfy substantial deficiencies in such other client’s account, the Master Fund may be subject to a risk of loss of its margin on deposit with its FCM, even if such margin funds are properly segregated. In the case of any such bankruptcy or other client loss, the Master Fund might recover, even in respect of property specifically traceable to the Master Fund, only a pro rata share of all property available for distribution to all of the FCM’s clients, and the Master Fund may suffer a loss as a result.

Possible Effects of Speculative Position Limits. The CFTC and the U.S. commodities exchanges have established limits referred to as “speculative position limits” on the maximum net long or short speculative futures positions that any person may hold or control in certain derivatives traded on U.S. commodities exchanges and the CFTC has proposed to apply such limits to corresponding OTC derivatives positions. All accounts owned or managed by a commodity trading advisor, its principals and their affiliates generally will be combined for position limit purposes (with limited exceptions). Because futures position limits allow a commodity trading advisor, its principals and their affiliates to control only a limited number of contracts in any one commodity, the Investment Adviser and its principals and affiliates are potentially subject to a conflict among the interests of all accounts the Investment Adviser and its principals and their affiliates control which are competing for shares of that limited number of contracts. Although the Investment Adviser may be able to achieve the same or similar performance results with OTC substitutes for futures contracts, the OTC market may be subject to differing prices, lesser liquidity and greater counterparty credit risks than the U.S. exchange-traded market and the CFTC may adopt position limits applicable to those instruments in the future. The Investment Adviser may be required to reduce the size or number of positions that would otherwise be held for the Master Fund or not trade in certain markets on behalf of the Master Fund in order to avoid exceeding such limits. Modification of trades that would otherwise be made by the Master Fund, if required, could adversely affect the Master Fund’s operations and profitability. A violation of speculative position limits by the Investment Adviser could lead to regulatory action materially adverse to the Master Fund’s prospects for profitability.

The speculative position limits of the CFTC and U.S. commodities exchanges are subject to change. Any new or additional position limits imposed on the Investment Adviser, its principals and affiliates may impact the Master Fund’s ability to invest in a manner that most efficiently meets its investment objective.

Forward Trading. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and other swap dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward trading is less regulated than futures trading: There is no limitation on daily price movements, and speculative position limits are currently not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Investment Adviser because of unusually high trading volume, political intervention, or other factors. The imposition of controls by governmental authorities might also limit such forward trading to less than that which the Investment Adviser would otherwise recommend, to the possible detriment of the Master Fund. Market illiquidity or disruption could result in major losses to the Master Fund. Such risks could result in substantial losses to the Master Fund.

Call and Put Options on Securities Indices. The Master Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the OTC market for hedging purposes and non-hedging purposes in seeking to achieve the investment objectives of the Master Fund. A stock index fluctuates with changes in the market values of the stocks in the index. Successful use of options on stock indexes will be subject to the Investment Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment, which requires different skills and techniques from those involved in predicting changes in the price of individual stocks.

Warrants and Rights. The Master Fund may invest in warrants and rights. Warrants are derivatives that permit, but do not obligate, their holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any interest in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. The Master Fund may enter OTC swap contracts or cleared swap transactions, which include equity, interest rate, and index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Master Fund had invested directly in the asset that yielded the desired return. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other assets or instruments. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined reference investments or instruments, which may be adjusted for an interest factor. The amounts to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at, for example, a particular interest rate, in a particular non-U.S. currency, or in a “basket” of reference securities representing a particular index. Most swap agreements entered into by the Master Fund require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Master Fund is contractually obligated to make. If the other party to a swap defaults, the Master Fund’s risk of loss consists of the net amount of payments that the Master Fund contractually is entitled to receive. The Master Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The U.S. federal income tax treatment of swap agreements and other derivatives as described above is unclear. Swap agreements and other derivatives used in this manner may be treated as a “constructive ownership of the reference property,” which may result in all or a portion of any long-term capital gain being treated as ordinary income. The Master Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Master Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Master Fund. The Investment Adviser believes that such swap transactions and related obligations do not constitute “senior securities” under the 1940 Act to the extent the Master Fund segregates liquid assets to cover the Master Fund’s obligations (which are marked to market on a daily basis) under such swap transactions or holds an offsetting position. Accordingly, the Investment Adviser will not treat them as being subject to the Master Fund’s borrowing restrictions. Cleared swap transactions held may help reduce counterparty credit risk. In a cleared swap, the Master Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank, dealer or financial institution. OTC swap agreements are generally not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or nonperformance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Master Fund if the reference index, security or investments do not perform as expected. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions and the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

When-Issued and Forward Commitment Securities. The Master Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Master Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Master Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Master Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. The risk exists that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Master Fund on a forward basis will not honor its purchase obligation. In such cases, the Master Fund may incur a loss.

Restricted and Illiquid Investments. The Master Fund may hold illiquid securities, including, among other instruments, securities of some private issuers, securities traded in unregulated or shallow markets and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, the Master Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price or time. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

Certain of the securities in which the Master Fund obtains exposure may be Rule 144A securities, which are securities that generally can be purchased and sold only by certain sophisticated investors (called “qualified institutional buyers”). Rule 144A securities are considered “restricted” securities. While certain restricted securities may, notwithstanding limitations on resale, be treated as liquid if the Investment Adviser determines, pursuant to the applicable procedures, that such treatment is warranted, there can be no guarantee that any such determination will continue. Illiquid securities may be difficult to value, the Master Fund may be required to hold illiquid securities when it otherwise would sell such securities or may be forced to sell securities at a price lower than the price the Master Fund has valued such securities. This may result in losses to the Master Fund and investors.

Counterparty Credit Risk. Many of the markets in which the Master Fund effect its transactions are OTC or “interdealer” markets. With the exception of OTC swap dealers, the participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. To the extent the Master Fund invests in swaps, other derivatives or synthetic instruments, or other OTC transactions in these markets, the Master Fund may take credit risk with regard to parties with which it trades and also may bear the risk of payment or settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and require separately negotiated documentation, which in turn may subject the Master Fund to the risk that a counterparty will not margin or settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Master Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses by the Master Fund. In addition, the Master Fund is subject to the risk that a counterparty may be unable to settle a transaction due to such counterparty’s insolvency, inability to access sufficient credit, or other business factors.

Other Instruments and Future Developments. The Master Fund may take advantage of opportunities in the area of swaps, options on various underlying instruments, and certain other customized “synthetic” or derivative instruments, which will be subject to varying degrees of risk. In addition, the Master Fund may take advantage of opportunities with respect to certain other “synthetic” or derivative instruments which are not presently contemplated, or which are not presently available, but which may be developed and which may be subject to significant degrees of risk.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Master Fund.

Inside Information. From time to time, the Master Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Master Fund has invested, or proposes to invest. Possession of that information may limit the ability of the Master Fund to buy or sell securities of the entity.

Recourse to the Master Fund’s Assets. The Fund’s assets, including any investments made by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Master Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. The Fund may, in its sole discretion, repurchase Shares held by a Shareholder or other person acquiring Shares from or through a Shareholder, if:

•	the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder;

•	ownership of the Shares by the Shareholder or other person likely will cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Investment Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;

•	the Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the U.S. Bank Holding Company Act of 1956, as amended (the “BHCA”) or certain Federal Communications Commission regulations (collectively, “Special Laws or Regulations”), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold the Shares; or

•	the Fund or the Board of Trustees determine that the repurchase of the Shares would be in the best interest of the Fund.

The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

Limitations on Transfer; Shares Not Listed; No Market for Shareholder Shares. No Shareholder is permitted to transfer his, her or its Shares without the consent of the Fund. The transferability of Shares is subject to certain restrictions contained in the Fund’s Agreement and Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any securities exchange or other market. No market currently exists for Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. Although the Investment Adviser and the Fund expect to recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so. Consequently, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Closed-End Fund; Liquidity Risks. Each of the Fund and the Master is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.

Repurchase Risks. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. Subject to Board approval, the Fund intends to conduct a share repurchase program pursuant to which it intends to conduct quarterly tender offers on approximately 5% to 25% of the Fund’s net assets. With respect to any future repurchase offer, Shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the “Notice Date”). The Notice Date generally will be 60 days prior to the date as of which the Shares to be repurchased are valued by the Fund (the “Valuation Date”). Tenders will be revocable upon written notice to the Fund up to 40 days prior to the Valuation Date. Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the Fund’s NAV as of the Valuation Date is able to be determined, which determination is expected to be able to be made only late in the month following that of the Valuation Date. It is possible that during the time period between the Expiration Date and the Valuation Date, general economic and market conditions could cause a decline in the value of Shares in the Fund. Moreover, because the Notice Date will be substantially in advance of the Valuation Date, Shareholders who tender Shares of the Fund for repurchase will receive their repurchase proceeds well after the Notice Date. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. See “Repurchases and Transfers of Shares”.

Special Risks Related to Cyber Security. The Master Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Master Fund and its service providers use to service the Master Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Master Fund and its service providers. Cyber attacks against or security breakdowns of the Master Fund or its service providers may adversely impact the Master Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Master Fund Shareholders to transact business and the Master Fund to process transactions; inability to calculate the Master Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Master Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Master Fund invests, which may cause the Master Fund’s investment in such issuers to lose value. There can be no assurance that the Master Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Substantial Repurchases. Substantial requests for the Fund to repurchase Shares could require the Fund or the Master Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

Temporary Defensive Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Master Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategies. Generally, the Master Fund would invest in money market instruments or in other short-term U.S. or non-U.S. government securities. The Master Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its Shares or the sale of its portfolio securities or to meet anticipated redemptions of its Shares. To the extent the Master Fund invests in these securities, it might not achieve its investment objective.

Other Investors In The Master Fund. Other investors in the Master Fund may alone or collectively own or acquire sufficient voting interests in the Master Fund to control matters relating to the operation of the Master Fund. The Fund’s inability to control the Master Fund may adversely affect the Fund’s ability to meet repurchase requests, which requires the cooperation of the Master Fund’s

Board of Trustees. As a result, the Fund may be required to withdraw its investment in the Master Fund or take other appropriate action. Any such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the Master Fund). If securities and other non-cash assets are distributed, the Fund could incur brokerage, tax, or other charges in converting those assets to cash. In addition, the distribution in kind may reduce the range of investments in the portfolio or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting repurchase requests, such as borrowing.

Special Tax Risks

Risks Relating to Fund’s RIC Status

Each of the Fund and the Master Fund intends to elect to be treated, and intends to qualify and be treated each taxable year, as a regulated investment company (“RIC”) under Subchapter M of the Code. In order for the Fund to qualify as a RIC in any taxable year, each of the Fund and the Master Fund must meet certain asset diversification tests (the “Diversification Tests”) and at least 90% of its gross income for such year must consist of certain types of qualifying income. The Diversification Tests will be satisfied if, at the end of each quarter of the Fund and the Master Fund’s taxable year, (i) at least 50% of the value of their total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the total assets of each of the Fund and the Master Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets of the Fund and/or the Master Fund is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund and/or the Master Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Operating as a non-diversified investment company for purposes of the 1940 Act, and therefore investing in a relatively small number of individual issuers, may make it difficult for the Fund and/or the Master Fund to meet the diversification requirement for qualification as a RIC. So long as the Fund and/or the Master Fund qualify as a RIC, they generally will not be subject to U.S. federal income tax on its income, including net capital gain, distributed to Shareholders, provided that, for each taxable year, the Fund and/or the Master Fund distribute to their Shareholders an amount equal to or exceeding 90% of the sum of their “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and its net tax-exempt income, if any. Each of the Fund and the Master Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. If Congress, the Treasury Department or the Internal Revenue Service (“IRS”) were to take any action that altered the Master Fund and the Fund’s current understanding of these requirements, certain types of income representing a significant portion of the gross income of the Master Fund or the Fund may not constitute qualifying income or the Master Fund or the Fund may not be adequately diversified. In that case, the Master Fund or the Fund could be forced to change the manner in which it pursues its investment strategy or, if the Master Fund or the Fund were ineligible to or otherwise did not “cure” its failure to meet such requirements, the Master Fund or the Fund could cease to qualify for the special U.S. federal income tax treatment accorded RICs. If for any taxable year the Master Fund or the Fund did not qualify as a RIC, they would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Master Fund or the Fund to tax at the corporate level (currently at a 21% U.S. federal tax rate) and, when such income is distributed, to a further tax at the Shareholder level to the extent of the current or accumulated earnings and profits of the Master Fund or the Fund. See “Tax Aspects.”

Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability.

The Fund intends to distribute substantially all of its net investment income and gains to Shareholders. These distributions are taxable as ordinary income or capital gains to the Shareholder. Shareholders may be proportionately liable for taxes on income and gains of the Fund, but Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Tax Aspects” below for more information. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) and 98.2% of its capital gain net income, plus any such amounts that were not distributed in previous tax years, then the Fund will generally be subject to a nondeductible 4% excise tax with respect to the Fund’s nondistributed amounts.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income

Certain of the Master Fund’s investments will require the Master Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Master Fund may invest in loans and other debt obligations that will be treated as having “market discount” and/or original issue discount for U.S. federal income tax purposes. Because the Master Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Master Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Master Fund-level U.S. federal income and/or excise taxes. Accordingly, the Master Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Master Fund liquidates assets to raise cash, the Master Fund may realize gain or loss on such liquidations; in the event the Master Fund realizes net capital gains from such liquidation transactions, Shareholders of the Master Fund (and, in turn, Shareholders of the Fund), may receive larger capital gain distributions than they would in the absence of such transactions.

Regulatory Change. Legal and regulatory changes (including changes to applicable tax laws) could occur during the term of the Fund, which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities, derivatives and futures markets and investment funds such as the Fund has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses.

The Dodd-Frank Act significantly alters the regulation of commodity interests and comprehensively regulates the OTC derivatives markets for the first time in the United States. Provisions in the law include: registration requirements with the SEC and/or the CFTC, recordkeeping, capital, and margin requirements for swap dealers as determined by applicable regulations, and the requirement that certain standardized OTC derivatives, such as interest rate swaps, be executed in regulated markets and submitted for clearing through regulated clearinghouses. OTC derivatives transactions traded through clearinghouses are subject to margin requirements set by clearinghouses and possibly to additional requirements set by the SEC and/or the CFTC. Certain regulators also have set margin requirements for OTC derivative transactions that do not trade through clearinghouses. OTC swap dealers, the Master Fund may be required to post margin for the first time for certain types of derivatives transactions. This will increase the dealers’ costs, as well as the costs of the Master Fund, and may also be passed through to other market participants in the form of higher fees or spreads and less favorable dealer valuations.

The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of the Master Fund, and thus the Fund, to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a fund or its counterparties may impact the fund’s ability to invest in a manner that most efficiently meets its investment objective, and new requirements, including capital, mandatory clearing and margining, may increase the cost of the fund’s investments and doing business. See “Additional Risks—Possible Effects of Speculative Position Limits.”

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Master Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of the Master Fund to the extent it utilizes short selling. Certain tax risks associated with an investment in the Master Fund are discussed in “Tax Aspects.”

The Master Fund has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA pursuant to CFTC Regulation 4.5 with respect to the Fund’s operations. Therefore, neither the Master Fund nor the Investment Adviser (with respect to the Master Fund) is currently subject to registration or regulation as a commodity pool or CPO, respectively, under the CEA. If the Investment Adviser and the Master Fund become subject to CFTC regulation, as well as related National Futures Association rules, the Master Fund may incur additional compliance and other expenses.

Limits of Risk Disclosures

While this Prospectus discloses all material risks involved with an investment in the Fund of which the Fund currently is aware, the above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund will update this Prospectus to account for any material changes in the risks involved with an investment in the Fund.

Management of the Fund and the Master Fund

General

The Fund’s Board of Trustees provides broad oversight over the Investment Adviser’s implementation of the operations and affairs of the Fund. A majority of the Fund’s Board of Trustees is comprised of persons who are independent trustees. The same individuals serve on the Board of Trustees of the Fund and the Master Fund.

Morgan Stanley AIP GP LP serves as the Master Fund’s Investment Adviser. The Investment Adviser is a limited partnership formed under the laws of the State of Delaware. The Investment Adviser is registered as an investment adviser under the Advisers Act. The Investment Adviser is an affiliate of Morgan Stanley. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The day-to-day portfolio management, short-term cash management and operations of the Master Fund are the responsibility of Mark L.W. van der Zwan, Chief Investment Officer and head of the AIP Hedge Fund Team; Ken Michlitsch, Executive Director and Portfolio Manager; Jarrod Quigley, Managing Director and Portfolio Manager; and Brian Ksenak, Executive Director and Investment Analyst, subject to oversight by the Master Fund’s Board of Trustees.

Under the terms of the Investment Advisory Agreement, the Investment Adviser allocates the Master Fund’s assets, determines which investments should be purchased, sold or exchanged and will implement such decisions in a manner consistent with the Master Fund’s investment objective.

A discussion of the factors considered by the Master Fund’s Board of Trustees in approving the Investment Advisory Agreement will be available in the Master Fund’s [semi-]annual report to its shareholders for the period ending [ ].

The Investment Adviser was formed as a limited partnership under the laws of the State of Delaware on November 10, 2000. The Investment Adviser currently serves, and may in the future serve, as an investment adviser and/or sub-adviser of other registered and unregistered private investment companies. The offices of the Investment Adviser are located at 100 Front Street, Suite 400, West Conshohocken, PA 19428-2881, and its telephone number is (610) 260-7600.

Key Personnel

A “Key Person Event” shall occur when, at any time following the commencement of the Master Fund’s operations, Ken Michlitsch and any two (2) of the following key persons cease to be actively involved in the day-to-day management of the Master Fund: Mark van der Zwan, Jarrod Quigley, and Brian Ksenak. Following the occurrence of a Key Person Event, the Investment Adviser will consider whether any changes to the Master Fund and/or the portfolio managers is necessary and recommend, if appropriate, any such changes to the Board of Trustees. As part of its ongoing responsibility to oversee the management and operations of the Master Fund, the Board shall consider the Investment Adviser’s recommendation and shall consult with counsel to the Master Fund and counsel to the independent Trustees.

Management Team

The personnel of the Investment Adviser principally responsible for management of the Master Fund are experienced and educated investment professionals with extensive experience in alternative investments. The Investment Adviser’s personnel have extensive experience and expertise in directly managing alternative investment strategies. The Investment Adviser believes that this combination of evaluation expertise and direct investment experience enables it to understand the opportunities and risks associated with investing alternative lending securities. The personnel of the Investment Adviser who have primary responsibility for management of the Master Fund are:

Mark L.W. van der Zwan, CFA. Mr. van der Zwan is a Managing Director of Morgan Stanley Investment Management (“MSIM”). Effective July 2016, Mr. van der Zwan began serving as Chief Investment Officer and Head of Morgan Stanley AIP Fund of Hedge Funds of Morgan Stanley AIP and, since 2006, he has been a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Master  Fund since its inception. Mr. van der Zwan has more than 20 years of relevant industry experience. He is also a member of the Investment Committee. Prior to joining MSIM, he was a senior consultant with Alan D. Biller & Associates, Inc., an institutional investment consulting firm with approximately $70 billion in assets under advisory. He has also held various positions at the National Research Council of Canada where he conducted advanced computational modeling research. Mr. van der Zwan received both a B.Sc. with honors in chemistry and an M.B.A. in finance from Queen’s University in Ontario, Canada. Mr. van der Zwan holds the Chartered Financial Analyst designation.

Ken Michlitsch. Mr. Michlitsch is Executive Director on the AIP Hedge Fund Team and will serve as Portfolio Manager for the AIP Alternative Lending Fund. He joined Morgan Stanley Investment Management in 2011 and has 19 years of professional experience. Prior to joining the firm, Mr. Michlitsch co-founded and served as CEO of an online marketplace utilizing a patented price discovery method that he co-invented. He also was Portfolio Manager and Financials Analyst at Lumen Advisors, a multi-asset class hedge fund. Mr. Michlitsch previously served as Principal at KJM Consulting, where he was on the founding team and contributed to the earliest stage development at multiple venture capital-backed companies that were acquired for in excess of $1 billion. Earlier in his career, Mr. Michlitsch served as Director of Product Strategy & Intellectual Property at Jomed Inc., working in both Switzerland and California. He also was Technical Advisor at Fish & Neave LLP and Mechanical Engineer at Lawrence Livermore National Laboratory. Mr. Michlitsch is an inventor on 48 U.S. patents. He received SB and SM degrees in Mechanical Engineering from MIT, as well as an M.B.A. with Honors in Finance from the Wharton School of the University of Pennsylvania.

Jarrod Quigley, CFA. Mr. Quigley is a portfolio manager on the AIP Hedge Fund team within Morgan Stanley Investment Management, focusing on relative value, mortgage and secondaries strategies; he is also a member of the Investment Committee. He joined Morgan Stanley Investment Management in 2004 and has 15 years of industry experience. Prior to joining the firm, Mr. Quigley was an investment banking analyst in the financial institutions group of A.G. Edwards & Sons. Previously, he worked as a summer finance analyst for Lehman Brothers, where he focused on equity derivatives. Mr. Quigley received a B.S. summa cum laude in finance from Babson College where he was also valedictorian. He holds the Chartered Financial Analyst designation.

Brian Ksenak. Mr. Ksenak is an is an Executive Director and serves as an investment analyst for the Morgan Stanley Alternative Investment Partners Hedge Fund group, focusing on co-investments, hedge fund secondaries, relative value, mortgage, and reinsurance strategies. He joined Morgan Stanley AIP in 2008 and has nine years of industry experience. Prior to joining the firm, Mr. Ksenak was an analyst in the global fixed income, currencies, and commodities division of Citigroup. Mr. Ksenak received dual B.S. degrees in finance and economics with cum laude honors from Villanova University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Shares in the Fund.

The Investment Adviser is an affiliate of Morgan Stanley. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The firm has relationships with many users and providers of capital, and the Investment Adviser has access to the firm’s talent, ideas, unique opportunities and resources. Morgan Stanley has one of the largest global asset management organizations of any full-service securities firm, with total assets under management and supervision as of March 31, 2017 of approximately $420.8 billion for a large and diversified group of corporations, governments, financial institutions and individuals. Morgan Stanley serves many interests in addition to the Fund, which creates certain risks and possibilities of adverse effects on investors in the Fund. See “Potential Conflicts of Interest.”

Administrator

The Master Fund and the Fund have retained USBFS (the “Administrator”), whose principal business address is 615 East Michigan Street, Milwaukee, WI 53202, to provide certain administration, accounting and investor services to the Master Fund and the Fund. Under the terms of an administration agreement between the Fund and the Administrator (the “Servicing Agreement”), the Administrator is responsible, directly or through its agents, for, among other things: (1) calculating and disseminating the NAV of the Master Fund and the Fund in accordance with the then-current Declaration of Trust of the Master Fund and the Fund; (2) preparing for review the semi-annual and annual financial statements of the Master Fund and the Fund, as well as monthly or quarterly reports regarding the performance and NAV of the Master Fund and the Fund; and (3) performing additional services, as agreed upon, necessary in connection with the administration of the Master Fund and the Fund. The Administrator may retain third-parties, including its affiliates or those of the Investment Adviser, to perform some or all of these services.

In consideration for these services, the Fund pays USBFS an annual fee calculated based upon the average net assets of the Fund, subject to a minimum monthly fee, and reimburses certain of USBFS’s expenses. The Fund does not pay a separate administrative fee, but the Fund, as an investor in the Master Fund, will bear its proportionate share of the Master Fund’s administrative fee. The administrative fee may be renegotiated from time to time between the parties. The Administrator is also reimbursed by the Master Fund for out-of-pocket expenses relating to services provided to the Master Fund. The Servicing Agreement may be terminated at any time by either of the parties upon not less than 60 days’ written notice.

The Servicing Agreement provides that the Administrator, subject to certain limitations, will not be liable to the Fund or to Shareholders for any and all liabilities or expenses except those arising out of the fraud, gross negligence or willful default or misconduct of the Administrator or its agents. In addition, under the Servicing Agreement, the Fund has agreed to indemnify the Administrator from and against any and all liabilities and expenses whatsoever out of the Administrator’s actions under the Servicing Agreement, other than liability and expense arising out of the Administrator’s fraud, gross negligence or willful default or misconduct.

Custodian and Transfer Agent

U.S. Bank National Association (“U.S. Bank”) serves as custodians of the Fund (the “Custodian”). The Custodian may maintain custody of such assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies). Assets of the Fund are not held by the Investment Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or subcustodians in a securities depository, clearing agency or omnibus customer account. U.S. Bank’s principal business address is 1555 N. Rivercenter Dr., Milwaukee, WI 53212.

The Subsidiaries have the same Custodian as the Fund and will operate under a single custody contract which covers the Fund and its Subsidiaries.

UMB Fund Services, Inc. (“UMB”) serves as the transfer agent (the “Transfer Agent”) with respect to maintaining the registry of the Fund’s Shareholders and processing matters relating to subscriptions for, and repurchases of Shares. UMB’s principal business address is 235 West Galena Street, Milwaukee, WI 53212.

Fund and Master Fund Expenses

The Investment Adviser bears all of its own costs incurred in providing investment advisory services to the Master Fund. As described below, however, the Master Fund bears all other expenses related to its investment program. The Investment Adviser also provides, or arranges at its expense, for certain management and administrative services to be provided to the Fund and the Master Fund. Among those services are: providing to the Fund and the Master Fund office facilities, equipment, personnel, research and statistical services, monitoring compliance with the 1940 Act and the Securities Act, maintaining certain books and records consistent with the 1940 Act, liaising with the Master Fund’s independent auditor, coordinating with regulators, assisting with the overall operations and management of the Fund and the Master Fund and monitoring and oversight of its vendors and third party service providers, and overseeing payment of Fund’s and Master Fund’s expenses.

Expenses borne by the Fund (and thus indirectly by Shareholders) include:

•	any interest expense;

•	attorneys’ fees and disbursements associated with preparing and updating the Fund’s registration statement and with reviewing potential investments;

•	fees relating to use of pricing service(s);

•	fees and disbursements of any accountants engaged by the Fund, and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information;

•	recordkeeping, custody and transfer agency fees and expenses;

•	the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond;

•	the Distribution and Shareholder Servicing Fee;

•	the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Shareholders;

•	fees of Trustees who are not “interested persons” and travel expenses of Trustees relating to meetings of the Board of Trustees of the Fund and committees thereof;

•	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Investment Adviser and any custodian or other agent engaged by the Fund; and

•	any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund’s organizational documents.

Expenses borne by the Master Fund (and thus indirectly by the Fund and Shareholders) include:

•	all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments, all costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	any interest expense;

•	attorneys’ fees and disbursements associated with preparing and updating the Fund’s registration statement and with reviewing potential investments;

•	fees relating to use of pricing service(s);

•	fees and disbursements of any accountants engaged by the Fund, and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information;

•	fees paid and out-of-pocket expenses reimbursed to the Administrator;

•	custody and transfer agency fees and expenses;

•	the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond;

•	the Management Fee;

•	the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Shareholders;

•	fees of Trustees who are not “interested persons” and travel expenses of Trustees relating to meetings of the Board of Trustees and committees thereof;

•	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Investment Adviser and any custodian or other agent engaged by the Fund; and

•	any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund’s organizational documents.

The Investment Adviser will be reimbursed by the Master Fund for any of the above expenses that it pays on behalf of the Master Fund, except as otherwise provided above.

The Fund bears certain ongoing offering expenses associated with the Fund’s continuous offering of Shares (mostly printing expenses). Offering expenses cannot be deducted by the Fund or the Shareholders.

“Extraordinary expenses” are expenses incurred by the Fund or the Master Fund, as applicable, outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders.

Management Fee

The Fund does not incur a separate management fee, but the Fund and its Shareholders are indirectly subject to the Master Fund’s Management Fee. In consideration of the advisory and other services provided by the Investment Adviser to the Master Fund, the Master Fund pays the Investment Adviser the Management Fee, monthly, at the rate of 0.0625% (0.75% on an annualized basis) of the value of the Master Fund’s average daily Managed Assets as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased by the Master Fund as of the end of the month) for the services it provides. “Managed Assets” means the total assets of the Master Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Master Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Distribution and Shareholder Servicing Fee

The Fund pays the Distributor, and the Distributor pays each Service Agent (which may include financial institutions and other industry professionals in addition to broker-dealers), a monthly distribution and shareholder servicing fee of up to 0.0625% (0.75% on an annualized basis) of the NAV of the outstanding Shares attributable to the clients of the Service Agent who are invested in the Fund through the Service Agent. In exchange for this fee, the Service Agent provides distribution, marketing and/or sales support services, including making the Fund available as an investment option to the Service Agent’s clients, offering the Fund as an option on any distribution “platform” the Service Agent administers, making information about the Fund available to clients, including the Fund’s Prospectus, statement of additional information and sales literature, engaging in education or marketing activities about the Fund and its characteristics and retaining or utilizing the services of sales professionals, consultants and other personnel to assist in marketing shares of the Fund to clients. In addition, each Service Agent provides the following shareholder services: assisting in establishing and maintaining accounts and records relating to clients that invest in Shares, processing dividend and distribution payments from the Fund on behalf of clients, arranging for bank wires following Fund notification, responding to client inquiries relating to the services performed by the Service Agent, responding to routine inquiries from clients concerning their investments in Shares, assisting clients in changing account designations and addresses, assisting in processing client repurchase requests and providing such other similar services as permitted under applicable statutes, rules and regulations. In certain instances, a Service Agent may enter into an agreement with the Fund directly to provide shareholder services and the Fund may pay such Service Agent a fee for such services.

Calculation of Net Asset Value

The Fund’s NAV per Share is calculated monthly by dividing the value of the Fund’s net assets attributable to Shares by the number of outstanding Shares. Under normal circumstances, the Fund’s NAV per share will be calculated as of the close of business (4:00 PM eastern time) on the last business day of each month. Pursuant to the requirements of the 1940 Act, the Master Fund values its portfolio securities at their current market values or, if market quotations are not readily available, at its estimates of their fair values. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Because the Master Fund’s investments in loans generally do not have readily ascertainable market values, the Master Fund records these investments at fair value in accordance with the Master Fund’s valuation procedures adopted by the Master Fund’s Board of Trustees. The unit of account for whole and fractional loans is at the individual loan level for valuation purposes, and whole loans and fractional loans are fair valued using inputs that take into account available borrower-level data (e.g., payment history) that is updated periodically as often as the NAV is calculated to reflect new available information regarding the borrower (i.e., current or delinquent status) or loan. As permitted by the SEC, the Board of Trustees has delegated the responsibility of making fair value determinations to the Investment Adviser, subject to the Board’s supervision and pursuant to the valuation procedures.

The Master Fund anticipates using a third party valuation agent for Master Fund valuation on a monthly basis. The third-party valuation agent reports these valuations at group levels (called “cohorts” that typically contain loans with similar contractual terms and issuer-ratings) of such debt with comparable personal and financial characteristics (e.g., coupon, tenor, platform internal rating, etc.) using a discounted cash flow model. The valuation agent utilizes current individual loan data that includes both loan terms and borrower characteristic details obtained from the Platforms. The valuation agent utilizes this data applying a proprietary statistical model to estimate both expected charge-off and prepayment behavior. The model also considers the competing risk framework that the borrower may prepay the debt at any time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Master Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Master Fund determines its NAV.

The Master Fund will invest in loans originated by Platforms that will provide the Master Fund and Investment Adviser with a written commitment to deliver or cause to be delivered individual loan-level data on loans owned by the Master Fund on an ongoing basis throughout the life of each individual loan that is updated periodically as often as the NAV is calculated to reflect new available information regarding the borrower (i.e., current or delinquent status) or loan performance, and the Master Fund will not invest through Platforms where the Investment Adviser cannot evaluate to its satisfaction the completeness and accuracy of the individual loan data provided by the Platforms relevant to the existence and valuation of the loans purchased and utilized in the accounting of the loans.

Potential Conflicts of Interest

The Investment Adviser and/or its affiliates (together “Morgan Stanley”) provide a broad array of discretionary and non-discretionary investment management services and products for institutional accounts and individual investors. In addition, Morgan Stanley is a diversified global financial services firm that engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions and other activities. Investors should be aware that there will be occasions when Morgan Stanley may encounter potential conflicts of interest in connection with its investment management services. In that regard, former Morgan Stanley officers or directors may have investments in or serve as Board members or officers of one or more Platforms—the Investment Adviser will invest the Fund’s assets consistent with the Fund’s investment objective and strategy without respect to such investments or service by former Morgan Stanley officers or directors.

Other Accounts. In addition to responsibilities with respect to the management and investment activities of the Master Fund, the Investment Adviser and its affiliates may have similar responsibilities with respect to various other existing and future pooled investment vehicles and client accounts. Such other private investment funds, registered investment companies and any other existing or future pooled investment vehicles and separately managed accounts advised or managed by the Investment Adviser or any of its affiliates are referred to in this Prospectus collectively as the “Other Accounts.” The existence of such multiple vehicles and accounts necessarily creates a number of potential conflicts of interest.

Investment Activities of the Funds and Other Accounts. In the course of providing investment advisory or other services to Other Accounts, the Investment Adviser and its affiliates might come into possession of material, nonpublic information that affects the Investment Adviser’s ability to buy, sell or hold Master Fund investments. In addition, affiliates of the Investment Adviser might own, and effect transactions in, securities of companies which the Investment Adviser and/or its affiliates cover in investment research materials or to whom affiliates of the Investment Adviser provide investment banking services or make a market in such securities, or in which the Investment Adviser, its affiliates and their respective shareholders, members, managers, partners, directors, officers and employees have positions of influence or financial interests. As a result, such persons might possess information relating to such securities that is not known to the individuals of the Investment Adviser responsible for managing the Master Fund’s investments, or might be subject to confidentiality or other restrictions by law, contract or internal procedures.

The terms under which the Investment Adviser and its affiliates provide management and other services to Other Accounts may differ significantly from those applicable to the Master Fund. In particular, arrangements with certain Other Accounts might provide for the Investment Adviser and its affiliates to receive fees that are higher than the Advisory Fees payable by shareholders of the Master Fund. The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Master Fund, but may simultaneously manage Other Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Master Fund, which may create a conflict of interest.

Potential conflicts also may arise due to the fact that certain securities or instruments may be held in some Other Accounts but not in the Master Fund, or certain Other Accounts may have different levels of holdings in certain securities or instruments than those of the Master Fund. In addition, the Investment Adviser or its affiliates may give advice or take action with respect to the investments of one or more Other Accounts that may not be given or taken with respect to the Master Fund or Other Accounts with similar investment programs, objectives, and strategies. Accordingly, the Master Fund and Other Accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. The Investment Adviser and its affiliates also may advise Other Accounts with conflicting programs, objectives or strategies. Different clients, including funds advised by the Investment Adviser or an affiliate, may invest in different classes of securities of the same issuer, depending on the respective client’s investment objectives and policies. As a result, the Investment Adviser and its affiliates may at times seek to satisfy their fiduciary obligations to certain Other Accounts owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of such Other Accounts with respect to such class of securities, and those activities may have an adverse effect on the Master Fund or certain Other Accounts, which may own a different class of securities of such issuer.

Allocation of Investment Opportunities between Funds and Other Accounts. The Investment Adviser expects to conduct the Master Fund’s investment program in a manner that is similar to the investment programs of certain of the Other Accounts, particularly where the investment objectives and policies of Other Accounts overlap (in whole or in part) with those of the Master Fund. However, there are or are expected to be differences among the Master Fund and the Other Accounts with respect to investment objectives, investment strategies, investment parameters and restrictions, portfolio management personnel, tax considerations, liquidity considerations, legal and/or regulatory considerations, asset levels, timing and size of investor capital contributions and withdrawals, cash flow considerations, available cash, market conditions and other criteria deemed relevant by the Investment Adviser and its affiliates (the nature and extent of the differences will vary from fund to fund). Furthermore, the Investment Adviser may manage or advise multiple Accounts (including Other Accounts in which Morgan Stanley and its personnel have an interest) that have investment objectives that are similar to the Master Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Master Fund. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited.

Notwithstanding these differences, there may be circumstances where the Master Fund and all Other Accounts participate in parallel investment transactions at the same time and on the same terms. The Investment Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Master Fund and any Other Account. To the extent that the Investment Adviser seeks to acquire the same security at the same time for more than one client account, it may not be possible to acquire a sufficiently large quantity of the security, or the price at which the security is obtained for clients may vary. Similarly, clients may not be able to obtain the same price for, or as large an execution of, an order to sell a particular security when the Investment Adviser is trading for more than one account at the same time. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Master Fund invests, the Investment Adviser could be seen as harming the performance of the Master Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Transactions with Affiliates. The Investment Adviser might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. The Investment Adviser will not purchase securities on behalf of the Master Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Investment Adviser on behalf of the Master Fund from an affiliate acting as a placement agent must meet the requirements of applicable law.

Furthermore, Morgan Stanley may face conflicts of interest when the Master Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

Purchases of Shares

Purchase Terms

The Fund may accept initial and additional purchases of Shares as of the first day of each calendar month. The investor must submit a completed application form five business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds three business days prior to the applicable purchase date in the full amount of the purchase (to enable the Master Fund to invest the proceeds as of the applicable purchase date). An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the 1934 Act. The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor. See “Additional Risks—Possible Exclusion of a Shareholder Based on Certain Detrimental Effects.”

Investors purchasing Shares in the Fund may be charged a sales load of up to 3% of the amount of the investor’s purchase.

The Distributor and/or a Service Agent may, at its discretion, waive the sales load for the purchase of Shares of the Fund by or on behalf of: (i) purchasers for whom the Distributor, the Adviser, Morgan Stanley or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (ii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor, the Adviser, Morgan Stanley and any affiliates of the Distributor, the Adviser or Morgan Stanley; (iii) Trustees and retired Trustees of the Fund (including spouses, children and parents of Trustees and retired Trustees); (iv) purchasers who use proceeds from an account for which the Distributor, the Adviser, Morgan Stanley or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Shares of the Fund; (v) Service Agents and their employees (and the immediate family members of such individuals); (vi) investment advisers or financial planners that have entered into an agreement with the Distributor that charge a fee for their services and that purchase Shares of the Fund for (1) their own accounts or (2) the accounts of eligible clients; (vii) clients of such investment advisers or financial planners described in (vi) above who place trades for the clients’ own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a Service Agent; (viii) orders placed on behalf of other investment companies that the Distributor, the Adviser, Morgan Stanley or an affiliated company distributes; (ix) purchasers who have a substantial relationship with Morgan Stanley or one of its affiliates (to the extent not covered by (i)-(viii) above); and (x) orders placed on behalf of purchasers who have previously invested in the Fund or other funds advised or distributed by the Adviser, Distributor and any affiliates of the Adviser or Distributor in amounts which, if combined with the new order for Shares of the Fund, may qualify the purchaser for a lesser sales load (or a complete waiver of the sales load). To receive a sales charge or minimum investment waiver in conjunction with any of the above categories, an investor must, at the time of purchase, give the Distributor sufficient information to permit the Distributor to confirm that the investor qualifies for such a waiver. Notwithstanding any waiver, investors remain subject to eligibility requirements set forth in this Prospectus. The Fund will notify Shareholders in writing of any changes made by the Distributor or a Service Agent in respect of the investors that are eligible for a waiver of the sales load.

The minimum initial investment in the Fund from each investor is $50,000, and the minimum additional investment in the Fund is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Investment Adviser or their affiliates). Additionally, the Fund may waive or reduce such minimum initial and additional investment amounts (as well as the application and funding deadlines described above) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Investment Adviser. The Fund will notify Shareholders in writing of any changes in the investors that are eligible for such reductions. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $50,000.

Initial and any additional purchases of Shares of the Fund by any Shareholder must be made via wire transfer of funds. Payment for each initial or subsequent additional purchases of Shares must be made in one installment.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, or other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Eligible Investors

Each investor in the Fund will be required to certify to the Fund that the Shares are being acquired for the account of an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Investors who are “accredited investors” are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders who subscribe for additional Shares will be required to qualify as Eligible Investors at the time of each additional purchase. Qualifications that must be met in becoming a Shareholder are set out in the application form that must be completed by each prospective investor. The Distributor and/or any Service Agent may impose additional eligibility requirements for investors who purchase Shares through the Distributor or Service Agent. See “Plan of Distribution.”

Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, Shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States in accordance with the rules and regulations of the Securities Act.

Preferred Shares

Although the Fund does not intend to issue preferred shares at this time, the Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (“preferred shares”), having no par value per share or such other amount as the Board may establish, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Shareholders.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s preferred shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leveraged capital structure would result in a lower rate of return to Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Under the 1940 Act, preferred shareholders, voting as a class, will be entitled to elect two members of the Board and, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the NRSRO that is rating the preferred shares or if the Board determines it to be in the best interests of the Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Board in other circumstances, for example, if one payment on the preferred shares is in arrears.

If the Fund were to issue preferred shares, it is expected that the Fund would seek a credit rating for the preferred shares from an NRSRO. In that case, as long as preferred shares are outstanding, the composition of its portfolio would reflect guidelines established by such NRSRO. Although, as of the date hereof, no such NRSRO has established guidelines relating to any such preferred shares, based on previous guidelines established by such rating agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of the preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by such NRSRO will be more or less restrictive than as described in this prospectus.

Repurchases and Transfers of Shares

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to redeem any Shares. No public market for Shares exists, and none is expected to develop in the future.

Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

The Fund may from time to time repurchase Shares from Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on those terms and conditions as the Board of Trustees may determine in its sole discretion. Each such repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Master Fund with respect to shares of the Master Fund. Each such similar offer by the Master Fund with respect to shares of the Master Fund will generally apply to up to 5% to 25% of the net assets of the Master Fund. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board of Trustees will consider the recommendation of the Investment Adviser. The Investment Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 90 days prior to the applicable repurchase date. The Investment Adviser expects to commence the first tender offer as of the end of the second calendar quarter following the Fund’s launch. In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board of Trustees will consider the following factors, among others:

•	whether any Shareholders have requested to tender Shares to the Fund;

•	the liquidity of the Fund’s assets;

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and

•	the recommendations of the Investment Adviser.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all Shareholders. When the Board of Trustees determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Fund’s NAV per Share by contacting the Investment Adviser during the period. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Repurchases of Shares from Shareholders by the Fund will be paid in cash. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from Shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of Shares.

Shares will be repurchased by the Master Fund after the Management Fee has been deducted from the Master Fund’s assets as of the end of the month in which the repurchase occurs—i.e., the accrued Management Fee for the month in which Master Fund shares are to be repurchased is deducted prior to effecting the relevant repurchase of Master Fund shares.

The Fund’s assets consist primarily of its interest in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. The Fund will not conduct a repurchase offer for Shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund’s shares. The Fund’s Board of Trustees also serves as the Board of Trustees for the Master Fund and the Board of Trustees expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Fund to meet its obligations under its repurchase offers. However, there are no assurances that the Board of Trustees will, in fact, decide to undertake such a repurchase offer. The Fund cannot make a repurchase offer larger than a repurchase offer made by the Master Fund. The Master Fund’s repurchase offers will generally apply to up to 5% to 25% of the net assets of the Master Fund. The Master Fund will make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may affect the size of the Master Fund’s offers. Subject to the Master Fund’s investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer. The Master Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

In light of liquidity constraints associated with the Master Fund’s investments and the fact that the Master Fund may have to effect redemptions in order to pay for Shares being repurchased, the Fund expects to employ the following repurchase procedures:

•	Each repurchase offer will generally commence approximately 90 days prior to the applicable repurchase date. A Shareholder choosing to tender Shares for repurchase must do so by the applicable deadline, which generally will be 60 days before the Notice Date. Shares will be valued as of the Valuation Date, which is generally expected to be March 31, June 30, September 30 or December 31.

•	Tenders will be revocable upon written notice to the Fund up to 40 days prior to the Valuation Date (such deadline for revocation being the “Expiration Date”). If a repurchase offer is extended, the Expiration Date will be extended accordingly.

If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Trustees will adopt revised procedures reasonably designed to provide Shareholders substantially the same liquidity for Shares as would be available under the procedures described above.

The Fund will record on its books a segregated account consisting of cash that the Fund has requested be withdrawn from its underlying investments, in an amount equal to the aggregate estimated unpaid dollar amount of any outstanding repurchase offer.

Payment for repurchased Shares may require the Master Fund to liquidate portfolio holdings earlier than the Investment Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Master Fund’s investment related expenses as a result of higher portfolio turnover rates. The Investment Adviser intends to take measures, subject to policies as may be established by the Master Fund’s Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least $25,000 after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase all of a Shareholder’s Shares at any time if, for any reason, the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. This right of the Fund to repurchase Shares compulsorily may be a factor which Shareholders may wish to consider when determining the extent of any tender for purchase by the Fund.

The Fund may also repurchase Shares of a Shareholder without consent or other action by the Shareholder or other person if the Fund determines that:

•	the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder;

•	ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Investment Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

•	with respect to a Shareholder subject to Special Laws or Regulations, the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares; or

•	it would be in the best interests of the Fund for the Fund to repurchase the Shares.

In addition, the Fund has the right at any time to repurchase at NAV the Shares of a Shareholder, or any person acquiring Shares through a Shareholder, in accordance with the Agreement and Declaration of Trust and Section 23 of the 1940 Act and any applicable rules thereunder, including Rule 23c-2. The repurchase price payable in respective Shares repurchased in this manner will be equal to the NAV of the Shareholders’ Shares as of the effective date of the applicable purchase.

In the event that the Investment Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly.

Transfers of Shares

Shares may be transferred only:

•	by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or

•	under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

The Fund generally will not consent to a transfer of Shares by a Shareholder unless the transfer is to a transferee that represents that it is an Eligible Investor and after the transfer, the value of the Shares held in the account of each of the transferee and transferor is at least $25,000. A Shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

In subscribing for Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Investment Adviser, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

Voting

Each Shareholder has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Fund’s Board of Trustees. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Investment Advisory Agreement, in each case to the extent that voting by Shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Whenever the Fund as a shareholder in the Master Fund is requested to vote on matters pertaining to the Master Fund (other than the termination of the Master Fund’s business, which may be determined by the Board of Trustees of the Master Fund without shareholder approval) the Fund will hold a meeting of the Shareholders and vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Shareholders. The Fund shall vote Shares for which it receives no voting instructions in the same proportion as the Shares for which it receives voting instructions.

Tax Aspects

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that elect to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not United States persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders are urged to consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

Each of the Fund and Master Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order for the Fund and Master Fund to qualify as a RIC, each of the Fund and Master Fund must meet an income and asset diversification tests (i.e., the Diversification Tests) each year. The income test will be satisfied if each of the Fund and Master Fund derives in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships.” The Diversification Tests will be satisfied if, at the end of each quarter of the Fund and the Master Fund’s taxable year, (i) at least 50% of the value of their total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the total assets of each of the Fund and the Master Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets of the Fund and/or the Master Fund is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund and/or the Master Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. If the Fund and/or the Master Fund qualifies as a RIC and satisfies certain distribution requirements, the Fund and/or the Master Fund (but not their Shareholders) will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss in each case determined with reference to any capital loss carryforwards) in a timely manner to its Shareholders in the form of dividends or capital gain distributions. The Fund intends to distribute substantially all of such income and gain each year.

If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its Shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is an amount equal to the sum of 98% of the Fund’s ordinary income (taking into account certain deferrals and elections) for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. The Fund may determine to pay the excise tax in a year to the extent it is deemed to be in the best interest of the Fund (e.g., if the excise tax is de minimis).

The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to Shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. Operating as a non-diversified investment company for purposes of the 1940 Act, and therefore investing in a relatively small number of individual issuers, may make it difficult for the Fund to meet the income or diversification test for RIC qualification.

The Master Fund may invest in one or more wholly-owned Subsidiaries. It is currently expected that any such Subsidiary will be a disregarded entity for U.S. federal income tax purposes. In the case of a Subsidiary that is a disregarded entity for such purposes (i) the Master Fund is treated as owning the Subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Master Fund; and (ii) any distributions the Master Fund receives from the Subsidiary will have no effect on the Master Fund’s U.S. federal income tax liability.

No statutory, judicial or administrative authority directly discusses how the alternative lending securities should be treated for tax purposes. As a result, the tax treatment of the Master Fund’s investment in the alternative lending securities is uncertain. The tax treatment of the Master Fund’s investment in the alternative lending securities could be affected by changes in tax laws or regulations, or interpretations thereof, or by court cases that could adversely affect the Master Fund and the Fund and their ability to qualify as a RIC under Subchapter M of the Code. For purposes of the Diversification Tests, the identification of the issuer (or issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law.

As described above, the Master Fund currently anticipates that its alternative lending investments will initially consist substantially of whole loans sourced from lending Platforms based in the United States. Each sale of whole loans by the Platforms to the Master Fund is structured as a “true sale” and is not intended to be a financing or loan by the Master Fund to the Platforms. The Master Fund will receive representations from each Platform in each Loan Purchase Agreement for whole loans that the Platforms will treat such transactions as sales for tax, accounting and all other applicable purposes. The sale of each loan transfers to the Master Fund all of the Platform’s right, title and interest in such loan. The Master Fund will look solely to the borrower for payment and will have no recourse against the Platform in the event of a borrower default.

As a general matter, the “issuer” of a security for purposes of the Diversification Tests is the entity whose economic fortunes ultimately determine the performance of the security. In the opinion of Dechert LLP, tax counsel to the Master Fund and the Fund, whole loans acquired by the Master Fund under the circumstances described in the preceding paragraph should be treated as issued by the underlying borrower for the purposes of the Diversification Tests because the Master Fund is exposed only to the credit risk of the underlying borrower and the interest and principal of the whole loan is repayable solely from the assets of the underlying borrower. Additionally, in the opinion of Dechert LLP, income and gains realized in respect of such whole loans should be treated as “qualifying income” for purposes of the income test applicable to RICs. Based on the opinion of Dechert LLP, the Master Fund intends to treat (i) the underlying borrowers as the issuers of such whole loans (and not the Platforms) for purposes of the Diversification Tests and (ii) income and gains realized in respect of such whole loans as qualifying income for such purposes. However, such opinion is not binding on the IRS or a court and there can be no assurance that the IRS will not take contrary positions or that a court would agree with such opinion if litigated. While the Master Fund intends to invest in loans sourced by various Platforms, there may be times where a substantial portion of its alternative lending investments will be sourced from one Platform. Thus, a determination or future guidance by the IRS that the issuer of certain alternative lending securities is the Platform may adversely affect the Master Fund’s and, in turn, the Fund’s, ability to meet the Diversification Tests and qualify as a RIC.

If the Master Fund or Fund were to fail to meet the income or Diversification Tests described above, the Master Fund or Fund could in some cases cure such failure, including by paying a Fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Master Fund or Fund were ineligible to or otherwise did not cure such failure for any year, or if the Master Fund or Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Master Fund or Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to Shareholders as dividend income. In addition, the Master Fund or Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Unless a Shareholder elects otherwise, all distributions will be automatically reinvested in additional Shares of the Fund pursuant to the Dividend Reinvestment Plan (“DRIP”). For U.S. federal income tax purposes, all dividends are generally taxable in the same manner, whether a Shareholder takes them in cash or they are reinvested pursuant to the DRIP in additional Shares of the Fund. A Shareholder whose distributions are reinvested in Shares under the DRIP generally will be treated as having received a dividend equal to the fair market value of the additional previously authorized but unissued Shares from the Fund (“Newly Issued Shares”) issued to the Shareholders if Newly Issued Shares are issued under the Plan. See “Automatic Dividend Reinvestment Plan.”

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a Shareholder has owned his or her Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to Shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Shareholders as ordinary income. The Fund may report certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the Shareholder and Fund levels. If the Fund receives dividends from an exchange-traded fund or other investment company that qualifies as a RIC, and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Given the Master Fund’s investment strategies, it is not expected that a significant portion of the dividends paid by the Master Fund and/or the Fund will be eligible to be designated as qualified dividend income.

Equity investments by the Master Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to the Master Fund’s Shareholders. The Master Fund may make certain elections to avoid the imposition of that tax, but making such elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Master Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement. Because it is not always possible to identify a foreign corporation as a PFIC, the Master Fund may incur the tax and interest charges described above in some instances.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a Shareholder’s tax basis in his or her Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a Shareholder’s basis in his or her Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Shareholder of such Shares.

The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e., ordinary income dividends, capital gains dividends, qualified dividends, or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, the Fund will provide Shareholders with a written statement reporting the amount of any capital gain distributions or other distributions.

Dividends and distributions on the Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular Shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when the Fund’s NAV reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Shareholders who have their Shares repurchased by the Fund will generally recognize gain or loss in an amount equal to the difference between the Shareholder’s adjusted tax basis in the Shares sold or exchanged and the amount received. If the Shares are held as a capital asset, any gain or loss realized upon a taxable disposition of the Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Shares held by a Shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the Shareholder with respect to the Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (whether through the reinvestment of distributions, which could occur, for example, if the Shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

A repurchase by the Fund of its Shares from a Shareholder generally will be treated as a sale of the Shares by the Shareholder provided that after the repurchase the Shareholder does not own, either directly or by attribution under Section 318 of the Code, any Shares. If, after a repurchase a Shareholder continues to own, directly or by attribution, any Shares, it is possible that any amounts received by such Shareholder in the repurchase will be taxable as a dividend to such Shareholder, and there is a risk that Shareholders who do not have any of their Shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase Shares could adversely affect the Fund’s ability to satisfy the distribution requirements for qualification as a RIC. The Fund could also recognize income in connection with the liquidation of portfolio securities to fund Share repurchases. Any such income would be taken into account in determining whether the distribution requirements were satisfied.

Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

The Master Fund may be liable to foreign governments for taxes relating primarily to investment income or the sale or other disposition of foreign securities in the Master Fund’s portfolio, which may decrease the Fund’s yield on those securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

Any transaction by the Master Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to Shareholders and increase the distributions taxed to Shareholders as ordinary income. Any net losses so created cannot be carried forward by the Master Fund to offset income or gains earned in subsequent taxable years. Foreign currency gains are generally treated as qualifying income for purposes of the 90% gross income test described above, in the absence of regulations (that have yet to be issued). There is a possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively.

The Master Fund’s transactions in derivative instruments (e.g., options, futures, forward contracts, structured notes and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by the Master Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Master Fund, defer losses to the Master Fund, and cause adjustments in the holding periods of the Master Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to Shareholders. Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of the Master Fund’s use of derivatives and foreign currency-denominated instruments, and any of the Master Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Master Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Master Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Master Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Master Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

From time to time, a substantial portion of the Master Fund’s investments in loans and other debt obligations could be treated as having “market discount” and/or “original issue discount” (“OID”) for U.S. federal income tax purposes, which, in some cases, could be significant and could cause the Fund to recognize income in respect of these investments before or without receiving cash representing such income. The Master Fund’s investment in inflation-indexed bonds could similarly result in the Master Fund recognizing income without a corresponding receipt of cash. In either case, the Master Fund could be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Master Fund actually received. As a result, the Master Fund could be required at times to, among other things, liquidate other investments (including at potentially disadvantageous times or prices) in order to satisfy its distribution requirements and to avoid incurring Master Fund-level U.S. federal income or excise taxes. If the Master Fund liquidates portfolio securities to raise cash, the Master Fund may realize gain or loss on such liquidations; in the event the Master Fund realizes net long-term or short-term capital gains from such liquidation transactions, its Shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for the Master Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Master Fund should recognize market discount on a debt obligation; when the Master Fund may cease to accrue interest, OID or market discount; when and to what extent the Master Fund may take ordinary deductions or capital losses for bad debts or worthless securities; and how the Master Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Master Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

The Fund will invest substantially all of its assets in the Master Fund, which intends to qualify as a RIC. Failure of the Master Fund to so qualify will have an adverse effect on the qualification of the Fund as a RIC. Distributions by the Master Fund and redemptions of shares in the Master Fund may result in taxable distributions to Fund shareholders of ordinary income or capital gains. If shares of the Master Fund are purchased within 30 days before or after redeeming at a loss other shares of the Master Fund, all or a part of the loss will not be deductible by the Fund and instead will increase the Fund’s basis for the newly purchased shares of the Master Fund. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders. The tax treatment of the Master Fund’s investments in the securities of special purpose entities that acquire and hold alternative lending securities will depend on the terms of such investments and may affect the amount, timing or character of income recognized by the Fund.

Backup withholding is generally required at the applicable rate with respect to taxable distributions paid to any individual Shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. Amounts withheld as a result of backup withholding are remitted to the Treasury Department but do not constitute an additional tax imposed on the Shareholder; such amounts may be claimed as a credit on the Shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

In general, dividends other than Capital Gain Dividends paid to a Shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign Shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital Gain Dividends paid to foreign Shareholders are generally not subject to withholding. However, under an exemption recently made permanent by Congress, properly designated dividends received by a foreign Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income with respect to obligations in registered form, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources, interest from obligations that are not in registered form and any foreign currency gains), which may be significant, would be ineligible for this potential exemption from withholding. In the case of Shares held through an intermediary, the intermediary may withhold even if the RIC makes a designation with respect to a payment. Foreign Shareholders should contact their intermediaries with respect to the application of these rules.

Withholding of U.S. tax is required (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund (or an applicable Intermediary) to determine whether withholding is required.

Foreign Shareholders may also be subject to U.S. estate tax with respect to their Fund Shares.

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisors concerning the tax consequences of ownership of Shares.

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders are generally taxable in their state of residence on their share of the Fund’s income. Additionally, Shareholders may be entitled to a credit in their state of residence for taxes paid to other jurisdictions.

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Non-U.S. investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible property taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Plan of Distribution

The Fund is offering on a continuous basis through the Distributor $500,000,000 in Shares. Shares will be offered during an initial public offering period (until the initial closing date) at an initial offering price of $1,000 per Share and in a continuous offering at the Fund’s then current NAV per Share. Investors purchasing Shares in the Fund will not be charged a sales load. The Distributor is not obligated to buy any Shares from the Fund. There is no minimum aggregate amount of Shares required to be sold by the Fund. No arrangements have been made to place funds received in connection with the Shares’ offering in an escrow, trust or similar arrangement other than the account with the Transfer Agent as set forth below. The Distributor is an affiliate of the Investment Adviser.

Shares may be purchased only from a Service Agent or through the Distributor. To make an investment in the Fund, a prospective investor must open a brokerage account (an “Account”) with a Service Agent or the Distributor. Cash, checks, travelers checks, third party checks, or money orders will not be accepted. Shares are not available in certificated form.

Generally, the minimum required initial purchase by each investor is $50,000. Please note that a Service Agent may establish higher minimum investment requirements than the Fund, and may independently charge transaction fees and additional amounts (which may vary) in return for their services in addition to receiving a portion of the sales load, which will reduce an investor’s return. Once a prospective investor’s order is received, a confirmation will be sent to the investor. The investor’s Account will be debited for the purchase amount, which will be deposited into an account with UMB, as the Fund’s Transfer Agent. See “Purchases of Shares—Purchase Terms.”

Shares may be purchased as of the first day of each month from the Distributor or a Service Agent at the Fund’s then current NAV per Share. plus the sales load. See “Purchases of Shares.”
 The maximum aggregate sales load payable to the Distributor and all Service Agents will not exceed 3.0% of the aggregate offering proceeds of the offering of Shares. The maximum aggregate Shareholder Servicing Fee payable by the Fund to the Distributor and all Service Agents (as set forth under the section “Distribution and Shareholder Servicing Fee”) will not exceed 5.0% of the aggregate offering proceeds of the offering of Shares. As set forth under “Distribution and Shareholder Servicing Fee,” in exchange for this fee, a Service Agent will respond to Shareholder inquiries about the Fund, facilitate Fund communications with Shareholders, assist Shareholders in changing account designations or addresses, and assist Shareholders in processing repurchase requests.

The Distributor is not obligated to buy any of the Shares and does not intend to make a market in the Shares. The Fund has agreed to indemnify the Distributor and certain of the Distributor’s affiliates against certain liabilities, including certain liabilities arising under the Securities Act. To the extent consistent with applicable law, the Distributor has agreed to indemnify the Fund and each Trustee against certain liabilities under the Securities Act, and in connection with the services rendered to the Fund.

Distribution Policy

Commencing with the first distribution, the Fund will pay quarterly distributions to Shareholders. Distributions will be reinvested in additional Shares under the Fund’s Plan unless a Shareholder elects to receive cash.

As portfolio and market conditions change, the rate of dividends on the Shares and the Fund’s distribution policy could change. Over time, the Fund will distribute all of its net investment income. In addition, the Fund intends to distribute, at least annually, the net capital gain and taxable ordinary income, if any, to Shareholders. The Fund’s initial distribution is expected to be declared upon completion of the first full operating quarter and paid within 45 days after the Valuation Date, depending on market conditions. The initial distribution may be substantially lower than those the Fund anticipates making once the Fund has fully invested the proceeds of the offering in accordance with its investment objective. In addition, such distributions may include a return of capital.

Various factors will affect the level of the Fund’s income, including the asset mix and average maturity of the Fund’s portfolio, the amount of leverage utilized by the Fund and the cost of such leverage and the Fund’s use of hedging. To permit the Fund to maintain a more stable quarterly distribution, the Fund may initially distribute less than the entire amount of net investment income earned in a particular period. Any such undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be included in the Fund’s NAV and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s NAV.

The Fund may make distributions in a taxable year that are in excess of the Fund’s current and accumulated “earnings and profits,” as determined for federal tax purposes. Any such excess is treated for tax purposes as a “return of capital.” Such a return of capital generally represents a return of a Shareholder’s investment rather than a distribution of earnings from investment activities. A return of capital would not be currently taxable to a Shareholder to the extent of the tax basis in their Shares. However, such a return of capital distribution will reduce the tax basis of Shares (but not below zero) and any amount in excess of the tax basis would generally be treated as capital gain. Such a reduction in tax basis would generally result in additional gain (or a lower loss), for tax purposes, when Shares are subsequently sold. As a result, a Shareholder receiving a return of capital will be more likely to have, or to have a greater amount of a future taxable gain. Each year, information will be provided regarding the character of distributions for federal tax purposes, including amounts treated as returns of capital.

As explained more fully below in “Tax Aspects,” at least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise applicable to Shareholders and pay U.S. federal income tax on the retained gain. As provided under federal tax law, Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the Shares), and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case a portion of the excess would be treated as a taxable dividend to the extent of the Fund’s expenses that are not allowed as deductions against its investment company taxable income, and the remainder would be treated by Shareholders as return of capital for tax purposes.

The Fund may determine in the future to file an application for exemptive relief from the SEC for an order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund, subject to certain terms and conditions, to include realized long-term capital gains as a part of its regular distributions to Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund expects that to rely on the exemptive order, it will be required to comply with the terms and conditions therein, which, among other things, would require the Fund to make certain disclosures to Shareholders and prospective Shareholders regarding distributions, and would require the Board to make determinations regarding the appropriateness of use of the distribution policy. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to Shareholders may result in a return of capital. There is no assurance that the SEC will grant the Fund’s request for such exemptive order, or that the Fund will rely on the exemptive order, if granted.

The Fund reserves the right to change its distribution policy and the rate of its quarterly distributions at any time and may do so without prior notice to Shareholders.

Automatic Dividend Reinvestment Plan

Unless a Shareholder elects otherwise, all distributions will be automatically reinvested in additional Shares of the Fund pursuant to the Dividend Reinvestment Plan (“DRIP”). For U.S. federal income tax purposes, all dividends are generally taxable in the same manner, whether a Shareholder takes them in cash or they are reinvested pursuant to the DRIP in additional Shares of the Fund. A Shareholder whose distributions are reinvested in Shares under the DRIP generally will be treated as having received a dividend equal to the fair market value of the additional previously authorized but unissued Shares from the Fund (“Newly Issued Shares”) issued to the Shareholders if Newly Issued Shares are issued under the Plan.

Pursuant to the DRIP, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares, unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45 day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf.

A Shareholder may elect to:

•	reinvest both dividends and capital gain distributions;

•	receive dividends in cash and reinvest capital gain distributions; or

•	receive both dividends and capital gain distributions in cash.

Shares will be issued pursuant to the DRIP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund (and thus indirectly by Shareholders).

Additional Information About the Fund

Each Fund Share represents a proportional interest in the assets of the Fund. Each Fund Share has one vote at Shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. Fund Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to Shareholders after all expenses and debts have been paid.

Inquiries

Inquiries concerning the Fund and Shares (including information concerning subscription and repurchase procedures) should be directed to:

Investor Services
 AIP Alternative Lending Fund P
 c/o Morgan Stanley Alternative Investment Partners
 100 Front Street, Suite 400
 West Conshohocken, Pennsylvania 19428-2881
 Telephone: (800) 421-7572
 Facsimile: (212) 507-0024

Table of Contents of the Statement of Additional Information

Page
Investment Policies and Practices	[ ]
Repurchases and Transfers of Shares	[ ]
Management of the Fund	[ ]
Potential Conflicts of Interest	[ ]
Tax Aspects	[ ]
Portfolio Trading and Brokerage	[ ]
Administrator	[ ]
Custodian and Transfer Agent	[ ]
Independent Registered Public Accounting Firm	[ ]
Legal Counsel	[ ]
Control Persons and Principal Holders of Securities	[ ]
Reports to Shareholders	[ ]
Fiscal Year	[ ]
Financial Statements	[ ]
Annex A: Morgan Stanley Investment Management Proxy Voting Policy and Procedures	[ ]
Annex B: Description of Ratings	[ ]

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© 2018 Morgan Stanley. Morgan Stanley Distribution, Inc.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
 Preliminary Statement of Additional Information dated April 27, 2018

AIP ALTERNATIVE LENDING FUND P

STATEMENT OF ADDITIONAL INFORMATION

[   ], 2018

Managed by

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS

100 Front Street, Suite 400
 West Conshohocken, Pennsylvania 19428-2881
 (800) 421-7572

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of AIP Alternative Lending Fund P (the “Fund”) dated [    ], 2018. A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

Investment Policies and Practices

The Fund is a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on June 14, 2017 and commenced operations on [ ]. The Fund invests substantially all of its assets in AIP Alternative Lending Fund A, a Delaware statutory trust that is a non-diversified closed-end management investment company (the “Master Fund”). Morgan Stanley AIP GP LP serves as the Master Fund’s investment adviser (the “Investment Adviser”). The investment objective and principal investment strategies of the Fund and the Master Fund, as well as the principal risks associated with the investment strategies of the Fund and the Master Fund, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (“Shares”), are listed below. The Master Fund has adopted the same fundamental policies. As defined by the Investment Company Act of 1940 (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Fund’s shareholders (“Shareholders”) duly called, (a) of 66 2/3% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

1.	invest 25% or more of the value of its total assets in the securities, other than U.S. government securities, of issuers engaged in any single industry or group of industries, except that the Fund will concentrate its investments in the alternative lending industry.

2.	borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s Managed Assets (as defined in the Prospectus)).

3.	issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33 1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

4.	underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

5.	make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements.

6.	purchase or sell commodities or commodity contracts, except that it may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

7.	purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

8.	invest in loans that are of sub-prime quality at the time of investment, as determined by the Investment Adviser pursuant to guidelines adopted by the Fund.

9.	purchase alternative lending securities from Platforms whose primary business consists of originating sub-prime quality consumer loans.

10.	purchase alternative lending securities originated in emerging markets.

11.	purchase alternative lending securities from Platforms whose financial statements are not audited by a nationally recognized accounting firm and/or its international affiliates.

In addition, as a non-fundamental policy, which may be changed without Shareholder approval, the Fund will not invest in payday loans.

With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund’s policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund will be required to remedy a breach of its policy on borrowings resulting from a change in the values of investments or the value of the Fund’s total assets within three days.

The Fund’s investment objective is non-fundamental and may be changed without Shareholder approval.

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Additional Information about the Fund’s Investments

The Fund’s primary strategies are discussed in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Investment Adviser may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help the Fund achieve its investment objective.

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Equity Securities

The Fund’s investment portfolio may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. The Master Fund may generally invest in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including “micro cap” companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

Fixed-Income Securities

The Master Fund may invest in fixed-income securities. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal. The Master Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (an “NRSRO”) of one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Investment Adviser to be of comparable quality. The Master Fund’s investments in non-investment grade debt securities, including convertible debt securities, are considered by the NRSROs to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities. For a description of the ratings of the NRSROs, see Annex B to this SAI.

Money Market Instruments

The Master Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and affiliated or unaffiliated money market mutual funds, or may hold cash or cash equivalents in such amounts as the Investment Adviser deems appropriate under the circumstances. The Master Fund also may invest in these instruments pending allocation of their respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. The Securities and Exchange Commission (the “SEC”) has adopted changes to the rules that govern money market funds. These changes: (1) permit (and, under certain circumstances, require) money market funds to impose a “liquidity fee” (up to 2%), or “redemption gate” that temporarily restricts redemptions from the money market fund, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional money market funds” to operate with a floating NAV rounded to a minimum of the fourth decimal place in the case of a fund with a $1.0000 per share price or an equivalent or more precise level of accuracy for money market funds with a different share price (e.g. $10.000 per share, or $100.00 per share). “Government money market funds” are exempt from these requirements but may choose to opt-in to the implementation of liquidity fees and redemption gates. These changes may affect the investment strategies, performance and operating expenses of money market funds once implemented. The Master Fund may invest certain de minimis amounts in cash and cash equivalents to meet certain ongoing expenses.

Repurchase Agreements

The Master Fund may enter into repurchase agreements to a limited extent. Repurchase agreements are agreements under which the Master Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Master Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Master Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Master Fund might encounter a delay and incur costs,

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including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Master Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

Reverse Repurchase Agreements

The Master Fund may enter into reverse repurchase agreements to a limited extent. Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Master Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of the Master Fund’s investment portfolio. The Master Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest.

Special Investment Techniques

The Master Fund may use a variety of special investment techniques to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. It may also use these techniques for non-hedging purposes in pursuing its investment objectives. These techniques may involve the use of derivative transactions. The techniques the Master Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Master Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that the Master Fund may suffer losses as a result of its hedging activities.

Derivatives. The Master Fund may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Master Fund to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost, meaning that a small investment in derivatives could have a large potential impact on the Master Fund’s performance.

If the Master Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Master Fund’s return or result in a loss. The Master Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Master Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives.

Options and Futures. The Master Fund may utilize options and futures contracts. They also may use so-called “synthetic” options (notional principal contracts with characteristics of an over-the-counter (“OTC”) option) or other derivative instruments sold (or “written”) by swap dealers, broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, futures clearing houses or in the OTC market and negotiated directly with counterparties. When such transactions are entered into OTC and negotiated directly with counterparties, the Master Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, the Master Fund may have difficulty closing out its position. OTC options and synthetic transactions purchased and sold by the Master Fund may include options on baskets of specific securities, indices or other financial assets or instruments.

The Master Fund may purchase call and put options on specific securities, indices or other financial assets or instruments, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or other asset at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or other asset at a stated exercise price at any time prior to the expiration of the option. A covered call option on a security is a call option with respect to which the Master Fund owns the underlying security. The sale of such an option exposes the Master Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security above the exercise price plus the amount of the premium received or to possible continued holding of a security that might otherwise have been sold at a profit or to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities

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have been placed in a segregated account on the Master Fund’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security below the exercise price, less the amount of the premium received while depriving the seller of the opportunity to invest the segregated assets. Options sold by the Master Fund need not be covered.

The Master Fund may close out a position when buying or writing options by selling or purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously purchased or written on the security. The Master Fund will realize a profit or loss if the amount paid to purchase (or received to sell) an option is less (or more) than the amount received from the corresponding sale (or purchase) of the option. To close out a position as a purchaser of an option, the Investment Adviser would ordinarily effect a similar “closing sale transaction,” which involves liquidating the position by selling the option previously purchased, although the Investment Adviser could exercise the option should it deem it advantageous to do so.

The Master Fund has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 with respect to the operations of the Master Fund. Therefore, neither the Master Fund nor the Investment Adviser (with respect to the Master Fund) is currently subject to registration or regulation as a commodity pool or CPO, respectively, under the CEA. If the Investment Adviser and the Master Fund become subject to CFTC regulation, as well as related National Futures Association rules, the Master Fund may incur additional compliance and other expenses.

The Master Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the relevant currency exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Master Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Master Fund to substantial losses. Successful use of futures also is subject to the Investment Adviser’s ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Investment Adviser may purchase and sell stock index futures contracts for the Master Fund. A stock index future obligates the Master Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

The Investment Adviser may purchase and sell interest rate futures contracts for the Master Fund. An interest rate future generally represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

The Investment Adviser may purchase and sell currency futures or commodity futures, which create an obligation to purchase or sell an amount of a specific currency or commodity, as the case may be, at a future date at a specific price.

Options on Securities Indexes. The Investment Adviser may purchase and sell for the Master Fund call and put options on stock indexes listed on national securities exchanges or traded in the OTC market for hedging purposes or non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by the Investment Adviser of options on stock indexes will be subject to the Investment Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not

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necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. The Investment Adviser may enter into equity, interest rate, and index and currency rate swap agreements on behalf of the Master Fund. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Certain credit default swaps and interest rate swaps are traded on exchanges and subject to central clearing but many swaps are traded on the OTC market. OTC swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The amounts to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at, for example, a particular interest rate, in a particular foreign currency, or in a “basket” of reference securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most OTC swap agreements entered into by the Master Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Master Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to OTC swaps is limited to the net amount of payments that a party is contractually obligated to make. If the other party to an OTC swap defaults, the Master Fund’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

The Master Fund may enter into swap agreements under which the Master Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of a reference investment over a stated time period. The Master Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Master Fund currently does not intend to use swaps or other derivatives in this manner.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments, such as interest rate swaps and credit default index swaps. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, the Master Fund’s ultimate counterparty is a central clearinghouse rather than a swap dealer, brokerage firm, bank or other financial institution. The Master Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When the Master Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Master Fund or may be received by the Master Fund in accordance with margin requirements for such swap transaction and any applicable controls set for such accounts, depending upon, among other things, changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Master Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Master Fund has a loss of less than the margin amount, the excess margin is returned to the Master Fund. If the Master Fund has a gain, the full margin amount and the amount of the gain is paid to the Master Fund.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Master Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Master Fund has an open position in a swap contract. The assets of the Master Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Master Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Master Fund is also subject to the risk that the FCM could use the Master Fund’s assets, which are held in an omnibus account with assets

6

belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Exchange-trading is expected to increase the liquidity of swaps trading.

In addition, with respect to cleared swaps, the Master Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which the Master Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Master Fund to support its obligations under a similar uncleared swap. However, regulators have begun to adopt rules imposing certain margin requirements, including minimum margin requirements, on uncleared swaps, which could change this comparison.

The Master Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before the Master Fund can enter into a new trade, market conditions may become less favorable to the Master Fund.

The Investment Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect the Master Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.

Lending Portfolio Securities

The Master Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Master Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Master Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. The Master Fund generally will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Master Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Master Fund.

Non-Diversification

The Fund is classified as a “non-diversified” fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. However, the Fund will be subject to the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a registered investment company (“RIC”). See “Tax Aspects.” To the extent the Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

Repurchases and Transfers of Shares

Repurchase Offers

As discussed in the prospectus, offers to repurchase Shares will be made by the Fund at such times and on such terms as may be determined by the Fund’s Board of Trustees (the “Board”), in its sole discretion in accordance with the provisions of applicable law. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders, and each such repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Master Fund with respect to shares of the Master Fund. Each such similar offer by the Master Fund with respect to shares of the Master Fund will generally apply to up to approximately 5% to 25% of the net assets of the Master Fund. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. The share repurchase program will include numerous restrictions that limit your ability to sell your Shares.

In determining whether the Fund should repurchase Shares from shareholders of the Fund (“Shareholders”) pursuant to written tenders, the Fund’s Board will consider the recommendation of the Investment Adviser. The Board also will consider various factors, including but not limited to those listed in the prospectus, in making its determinations.

The Fund’s Board will cause the Fund to make offers to repurchase Shares from Shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all Shareholders of the Fund. When the Fund’s Board determines that the Fund will repurchase Shares, notice will be provided to each Shareholder of the Fund describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. Shareholders who are

7

deciding whether to tender their Shares during the period that a repurchase offer is open may ascertain an estimated NAV of their Shares (which is calculated once a month at month-end) from U.S. Bancorp Fund Services, LLC, the administrator for the Fund (the “Administrator”), during such period. If a repurchase offer is oversubscribed by Shareholders, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

The Fund will record on its books a segregated account consisting of cash that the Fund has requested be withdrawn from its underlying investments, in an amount equal to the aggregate estimated unpaid dollar amount of any outstanding repurchase offer.

The Fund’s assets consist primarily of its interest in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to the repurchase offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. Because interests in the Master Fund may not be transferred, the Fund may withdraw a portion of its interest only pursuant to repurchase offers by the Master Fund. The Fund will not conduct a repurchase offer for Shares unless the Master Fund simultaneously conducts a repurchase offer for Master Fund interests.

Payment for repurchased Shares may require the Fund to liquidate all or any portion of its interest in the Master Fund which may, in turn, need to liquidate some of its portfolio holdings earlier than the Investment Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Investment Adviser intends to take measures (subject to such policies as may be established by the Fund’s Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

Mandatory Redemptions

As noted in the prospectus, the Fund has the right to redeem Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances. Such mandatory redemptions may be made if:

•	Shares have been transferred or vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetence of a Shareholder;

•	ownership of Shares by a Shareholder or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

•	continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund or the Investment Adviser, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal consequences;

•	any of the representations and warranties made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund to redeem Shares.

Transfers of Shares

With very limited exceptions, Shares are not transferable and liquidity will be provided only through the repurchase offers that will be made from time to time by the Fund. No transfer of Shares will be permitted by the Fund unless the transferee is an “Eligible Investor” (as defined in the prospectus) and, after the transfer, the value of the Shares beneficially owned by each of the transferor and the transferee is at least equal to the Fund’s minimum investment requirement.

The Fund’s organizational documents provide that each Shareholder has agreed to indemnify and hold harmless the Fund, the Board, the Investment Adviser, each other Shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Shareholder in violation of these provisions or any misrepresentation made by such Shareholder in connection with any such transfer.

Management of the Fund

The Trustees supervise the affairs of the Fund and the Master Fund under the laws governing statutory trusts in the State of Delaware. The Trustees have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund and the Master Fund.

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Trustees and Officers

The Board of the Fund consists of 11 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Investment Adviser and Morgan Stanley Investment Management Inc. (“MSIM”). None of the Trustees have an affiliation or business connection with the Investment Adviser or any of its affiliated persons or own any stock or other securities issued by the Investment Adviser’s parent company, Morgan Stanley. These are the “non-interested” or “Independent Trustees” as defined under the 1940 Act.

Board Structure and Oversight Function. The Board’s leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Fund Shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund’s activities and associated risks. The Board of Trustees has established five standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee, which are each comprised exclusively of Independent Trustees. The Audit Committee, the Governance Committee and the Closed-End Fund Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption “Independent Trustees and the Committees.”

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Fund’s affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund’s Chief Compliance Officer, members of the Fund’s administration and accounting teams, representatives from the Fund’s independent registered public accounting firm, the Fund’s Treasurer and portfolio management personnel, risk management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund’s activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly risk reports and discussions with members of the risk teams relating to each asset class. The Board’s committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Trustees regarding material exceptions and items relevant to the Board’s risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risks) to achieve its investment objective.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund’s operations and related risks.

Trustees

The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of Shareholders. Information about the Fund’s Governance Committee and Board of Trustees nomination process is provided below under the caption “Independent Trustees and the Committees.”

The Trustees of the Fund, their ages, addresses, positions held, length of time served, their principal business occupations during the past five years and other relevant professional experience, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2017 unless otherwise indicated) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any registered funds that have an adviser that is an affiliate of the Investment Adviser (including, but not

9

limited to, MSIM) (collectively, the “Morgan Stanley Funds”).

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Independent Trustees
Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex During Past 5 Years**
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008), retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996- 2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l’Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				88

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various nonprofit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	88	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	90

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006- 2010).

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Independent Trustees
Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex During Past 5 Years**
Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000- December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	90

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E. Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	Senior Advisor, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J.Paul Getty Trust.	89	Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

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Independent Trustees
Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex During Past 5 Years**
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer - Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P., (private investment partnership) (1988-2013).	88	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JPMorgan Fund complex managed by J.P. Morgan Investment Management Inc. (1987- 2012).
*	This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

The executive officers of the Fund, their ages, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below.

Officers*
Name, Age and Address	Position(s) Held with Registrant	Length of Time Served**	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Investment Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Investment Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Investment Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

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Officers*
Name, Age and Address	Position(s) Held with Registrant	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Matthew Graver (49) 100 Front Street, Suite 400 West Conshohocken, PA 19428-2881	Vice President	Since June 2008

Chief Operating Officer of the Morgan Stanley Alternative Investment Partners Fund of Hedge Funds group and Managing Director of Morgan Stanley Investment Management Inc. Formerly, Senior Manager at PricewaterhouseCoopers LLP.

Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of Morgan Stanley Investment Management Inc.; Secretary of various Morgan Stanley Funds (since June 1999).
Noel Langlois (48) 100 Front Street, Suite 400 West Conshohocken, PA 19428-2881	Treasurer and Chief Financial Officer	Since March 2010

Head of Alternative Investment Services of Morgan Stanley Investment Management and Managing Director of Morgan Stanley Investment Management Inc.; Director of Morgan Stanley Funds plc, Morgan Stanley Multi-Strategy Fund plc, Morgan Stanley Alpha Plus Funds plc, and Morgan Stanley Select Investment Strategies Limited.

Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*	In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Allan Fajardo and Sheri Schreck. The following individuals who are officers of the Investment Adviser or its affiliates also serve as assistant treasurers of the Fund: Michael Conklin, Robert Creaney, Marnie Niziolek, Geoff Kron, Lee Spector and Francie Tai.
**	This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

It is a policy of the Fund’s Board that each Trustee shall invest at least $250,000 ($100,000 prior to January 1, 2015) in any combination of the Morgan Stanley Funds that the Trustee determines meets his or her own specific investment objectives, without requiring any specific investment in any particular Fund. Newly elected or appointed “Trustees” have three years to comply with this policy.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser and MSIM) for the calendar year ended December 31, 2017, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2017)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2017)
Independent:
Frank L. Bowman	$0	over $100,000
Kathleen A. Dennis	$0	over $100,000
Nancy C. Everett	$0	over $100,000
Jakki L. Haussler	$0	over $100,000
Manuel H. Johnson	$0	over $100,000
Joseph J. Kearns[1]	$0	over $100,000
Michael F. Klein[1]	$0	over $100,000
Patricia Maleski	$0	$50,000-$100,000
Michael E. Nugent	$0	over $100,000
W. Allen Reed[1]	$0	over $100,000
Fergus Reid[1]	$0	over $100,000
1	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

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As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of [ ], 2018, the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding Shares of the Fund.

Independent Trustees and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has five committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment Committee and (5) Closed-End Fund Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, distribution plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plans”) and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 Plan. Most of the Institutional Funds, as well as the Fund, do not have a Rule 12b-1 Plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Jakki L. Haussler, Joseph J. Kearns, Michael F. Klein and W. Allen Reed. None of the members of the Fund’s Audit Committee is an “interested person,” as defined under the 1940 Act, of the Fund (with such disinterested Trustees being “Independent Trustees” or individually, “Independent Trustee”). Each Independent Trustee is also “independent” from the Fund under the listing standards of the New York Stock Exchange, Inc. (“NYSE”). The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Trustees and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael E. Nugent and Fergus Reid, each of whom is an Independent Trustee. In addition, Michael E. Nugent (as Chair of the Morgan Stanley Funds) periodically may attend other operating committee meetings. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, all the Independent Trustees participate in the selection and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Independent Trustees as described below under the caption “Shareholder Communications.”

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The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Nancy C. Everett and Manuel H. Johnson, each of whom is an Independent Trustee. The Chairperson of the Compliance and Insurance Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund’s Investment Advisory and Servicing Agreements. Each Independent Trustee if a member of the Investment Committee. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds’ primary areas of investment, namely equities, fixed income and alternatives. Within the Fund Complex, the Sub-Committees and their members are as follows:

1.	Equity – W. Allen Reed (Chairperson), Frank L. Bowman, Nancy C. Everett and Michael E. Nugent.

2.	Fixed Income – Michael F. Klein (Chairperson) and Fergus Reid.

3.	Liquidity and Alternatives – Kathleen A. Dennis (Chairperson), Jakki L. Haussler, Joseph J. Kearns and Patricia Maleski.

In addition, Manuel H. Johnson (as Chairperson of the Investment Committee) periodically attends Sub-Committee meetings, filling in where necessary.

The Board formed the Closed-End Fund Committee to consider a range of issues unique to closed-end funds. The Closed-End Fund Committee consists of Michael E. Nugent, W. Allen Reed and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Closed-End Fund Committee is Michael E. Nugent.

During the Fund’s fiscal year ended September 30, 2017, the Board of Trustees held the following meetings:

Number of Meetings:
Board of Trustees	6
Committee/Sub-Committee
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Equity Sub-Committee	5
Investment Committee	5
Fixed Income Sub-Committee	5
Liquidity and Alternatives Sub-Committee	6
Closed-End Fund Committee	4

Experience, Qualifications and Attributes

The Board has concluded, based on each Trustee’s experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Compliance and Insurance Committee (and formerly served as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee) and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director Emeritus for the Armed Services YMCA and Director of the U.S. Naval Submarine League. Mr. Bowman serves as a Trustee of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy’s Chief of Naval Personnel (1994-1996) where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy, and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l’Orde National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

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Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

Ms. Everett has over 35 years of experience in the financial services industry, including roles with both registered investment companies and registered investment advisers. By serving on the boards of other registered funds, such as GMAM Absolute Return Strategies Fund, LLC and Emerging Markets Growth Fund, Inc., Ms. Everett has acquired significant experience with financial, accounting, investment and regulatory matters. Ms. Everett is also a Chartered Financial Analyst.

With more than 30 years of experience in the financial services industry, including her years of entrepreneurial and managerial experience in the development and growth of Opus Capital Group, Ms. Haussler brings a valuable perspective to the Fund’s Board. Through her role at Opus Capital and her service as a director of several venture capital funds and other boards, Ms. Haussler has gained valuable experience dealing with accounting principles and evaluating financial results of large corporations. She is a certified public accountant (inactive) and a licensed attorney in the State of Ohio (inactive).

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also previously served as a Director of Electro Rent Corporation and previously served as Director of The Ford Family Foundation. The Board has determined that Mr. Kearns is an “audit committee financial expert” as defined by the SEC.

Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of the Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive Officer of Aetos Capital, LLC, Co-President of Aetos Alternatives Management, LLC and as a Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Ms. Maleski has over 30 years of experience in the financial services industry and extensive experience with registered investment companies. Ms. Maleski began her career as a certified public accountant at Price Waterhouse LLP and was a member of PW’s Investment Company Practice. After a brief stint at the Bank of New York, Ms. Maleski began her affiliation with the JPMorgan Funds, first at the Pierpont Group then from 2001 with J.P. Morgan Investment Management Inc. (JPMIM). From 2001-2013, Ms. Maleski held roles with increasing responsibilities, from Vice President and Board Liaison, Treasurer and Principal Financial Officer, Chief Administrative Officer and finally President and Principal Executive Officer for the JPMorgan Fund complex. Between 2013 and 2016, Ms. Maleski served as Global Head of Oversight and Control of JPMorgan Asset Management and then as Head of JPMorgan Chase’s Fiduciary and Conflicts of Interest Program. Ms. Maleski has extensive experience in the management and operation of funds in addition to regulatory and accounting and valuation matters.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his over 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee, Chairperson of the Closed-End Fund Committee and Chair of the Morgan Stanley Funds. Mr. Nugent also has experience as a former General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his position as a Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

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Mr. Reid has served on a number of mutual fund boards, including as a Trustee or Director of certain investment companies in the JPMorgan Fund complex and as a Trustee or Director of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

The Trustees’ principal occupations and other relevant professional experience during the past five years or more are shown in the above tables.

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Advantages of Having the Same Individuals as Trustees for the Morgan Stanley Funds

The Independent Trustees and the Fund’s management believe that having the same Independent Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Additionally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Trustees. Shareholders should send communications intended for the Fund’s Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

Effective January 1, 2018, each Trustee (except for the Chair of the Boards) receives an annual retainer fee of $270,000 ($260,000 prior to January 1, 2018) for serving as a Trustee of the Morgan Stanley Funds.

The Audit Committee Chairperson receives an additional annual retainer fee of $80,000, the Governance Committee Chairperson receives an additional annual retainer fee of $35,000, the Investment Committee Chairperson receives an additional annual retainer fee of $50,000 and the Compliance and Insurance Committee Chairperson receives an additional annual retainer fee of $60,000. Each Sub-Committee Chairperson receives an additional annual retainer fee of $40,000. The aggregate compensation paid to each Trustee is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. Michael E. Nugent receives a total annual retainer fee of $540,000 ($520,000 prior to January 1, 2018) for his services as Chairperson of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the funds in the Fund Complex began a Deferred Compensation Plan (the “DC Plan”), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, certain Morgan Stanley Funds maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund’s Trustees from the Fund for the fiscal year ended September 30, 2017 and the aggregate compensation payable to each of the Fund’s Trustees by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended September 30, 2017.

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Compensation[1]
Name of Independent Trustee	Aggregate Compensation from the Fund[2]	Total Compensation from the Fund Complex Payable to Trustees[3]
Independent:
Frank L. Bowman	$11,326	$320,000
Kathleen A. Dennis	10,482	300,000
Nancy C. Everett	9,050	260,000
Jakki L. Haussler	9,050	260,000
Manuel H. Johnson	10,512	310,000
Joseph J. Kearns[2]	11,552	372,250
Michael F. Klein[2],[3]	10,492	300,000
Patricia Maleski	9,050	260,000
Michael E. Nugent	17,689	520,000
W. Allen Reed[2],[3]	10,486	300,000
Fergus Reid[3]	10,279	323,500
1	Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.
2	The amounts shown represent the aggregate compensation before deferral with respect to the Fund’s fiscal year. The following Trustees deferred compensation from the Fund during the fiscal year ended September 30, 2017: Mr. Klein: $[ ] and Mr. Reed: $[ ].
3	The amounts shown represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2017 before deferral by the Trustees under the DC Plan. As of December 31, 2017, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Klein, Reed and Reid pursuant to the deferred compensation plan was $631,794, $1,237,064, $2,553,212 and $1,135,431, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the “Adopting Funds”) had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an “Eligible Trustee”) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee’s retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund’s Independent Trustees by the Adopting Funds for the calendar year ended December 31, 2017, and the estimated retirement benefits for the Independent Trustees from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

Name of Independent Trustee	Retirement Benefits Accrued as Fund Expenses By All Adopting Funds	Estimated Annual Benefits Upon Retirement[1] From All Adopting Funds
Manuel H. Johnson	$39,763	$57,237
Michael E. Nugent[2]	$(21,501)	$51,193
1	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee’s life.
2	Mr. Nugent’s retirement expenses are negative due to the fact that his retirement date has been extended and therefore his expenses had been overaccrued.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by the Investment Adviser and Morgan Stanley Distribution, Inc. (collectively the “Codes of Ethics”). The Codes of Ethics are intended to ensure that the interests of Shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes of Ethics apply to the personal investing activities of Trustees and officers of the Fund, the Investment Adviser, and Morgan Stanley Distribution, Inc. (“Access Persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons, including with respect to securities that may be purchased or held by the Fund (which may only be purchased by Access Persons so long as the requirements set forth in the Codes of Ethics are complied with). Under the Codes of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to

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obtain approval before investing in initial public offerings or private placements. The Codes of Ethics are on file with the SEC, and are available to the public.

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Investment Advisory and Distribution Agreements

The Investment Adviser is a wholly owned subsidiary of Morgan Stanley. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036 and the principal offices of the Investment Adviser are located at 100 Front Street, Suite 400, West Conshohocken, PA 19428.

Pursuant to an investment advisory agreement with the Master Fund (the “Investment Advisory Agreement”), the Investment Adviser receives compensation for providing investment advisory services in the amounts described below. If the Adviser receives compensation for providing management services to one or more wholly-owned and controlled Subsidiaries formed by the Fund, the Adviser will not receive compensation from the Fund in respect of the assets of the Fund that are invested in the Subsidiary (i.e., the compensation paid to the Adviser for services to the Fund will be calculated based on the Fund’s average daily Managed Assets as described below).

Advisory Fees

The Investment Adviser provides investment advice and portfolio management services pursuant to the Investment Advisory Agreement and, subject to the supervision of the Master Fund’s Board of Trustees, makes the Master Fund’s day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Master Fund’s investments. The Fund does not incur a separate advisory fee, but the Fund and its Shareholders are indirectly subject to the Master Fund’s advisory fee (the “Management Fee”). In consideration of the advisory and other services provided by the Investment Adviser to the Master Fund, the Master Fund pays the Investment Adviser the Management Fee, monthly, at the rate of 0.0625% (0.75% on an annualized basis) of the value of the Master Fund’s average daily Managed Assets as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased by the Master Fund as of the end of the month) for the services it provides. “Managed Assets” means the total assets of the Master Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Master Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Approval of the Investment Advisory Agreement

The Investment Advisory Agreement was approved by the Master Fund’s Board (including a majority of the Independent Trustees) at a meeting held in person on [ ] and was also subsequently approved by the then sole Shareholder of the Master Fund. The Investment Advisory Agreement of the Master Fund had an initial term of two years from the date of its execution. The Investment Advisory Agreement will continue in effect from year to year thereafter so long as such continuance is approved annually by the Master Fund’s Board or by vote of a majority of the outstanding voting securities of the Master Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty, on 60 days’ prior written notice: by the Master Fund’s Board; by vote of a majority of the outstanding voting securities of the Master Fund; or by the Adviser. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

A discussion of the factors considered by the Master Fund’s Board of Trustees in approving the Investment Advisory Agreement will be set forth in the Master Fund’s [semi]-annual report to its Shareholders for the six months ended [ ].

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Investment Advisory Agreement, the Investment Adviser is not liable for any loss the Master Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

Distributor

Morgan Stanley Distribution, Inc. (the “Distributor”), a wholly owned subsidiary of Morgan Stanley, serves as the Fund’s distributor pursuant to a distribution agreement. The principal office of Morgan Stanley Distribution, Inc. is located at 522 Fifth Avenue, New York, NY 10036. Under the distribution agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund’s Shares. The distribution agreement continues in effect so long as such continuance is approved at least annually by the Fund’s Board, including a majority of those Trustees who are not parties to such distribution agreement nor interested persons of any such party.

Distribution and Shareholder Servicing Fee

The Fund pays the Distributor, and the Distributor pays each financial institution, broker-dealer and other industry professional that enters into a distribution and shareholder servicing agreement with the Distributor (collectively, “Service Agents”) a monthly

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distribution and shareholder servicing fee (the “Distribution and Shareholder Servicing Fee”) of 0.0625% (0.75% on an annualized basis) of the net asset value of the outstanding Shares attributable to the clients of the Service Agent who are invested in the Fund through the Service Agent. In certain instances, a Service Agent may enter into an agreement with the Fund directly to provide shareholder services and the Fund may pay such Service Agent a fee for such services.

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Master Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Master Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Master Fund invests, the Investment Adviser could be seen as harming the performance of the Master Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following table shows information regarding accounts (other than the Master Fund) managed by each named portfolio manager as of [ ], 2017:

Mark L. W. van der Zwan Ken Michlitsch Jarrod Quigley Brian Ksenak	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	5	$1.1
Other Pooled Investment Vehicles[1]	9	$2.2
Other Accounts[1]	79	$10.5
1	Of these Other Pooled Investment Vehicles and Other Accounts, 66 accounts with a total of approximately $8.6 billion in assets had performance-based fees.

Securities Ownership of Portfolio Managers

As of September 30, 2017, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Mark L. W. van der Zwan:	None
Ken Michlitsch:	None
Jarrod Quigley:	None
Brian Ksenak:

Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation may be granted as a deferred cash award under the Investment Management Alignment Plan (“IMAP”), as an equity-based award or as a deferred incentive compensation award under another Firm compensation plan. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee (“CMDS”) of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

•	Cash bonus.

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•	Deferred Compensation:

–	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions

–	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Investment Adviser’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Deferred incentive awards granted under IMAP are notionally invested in referenced funds advised by the Investment Adviser or its affiliates. Portfolio managers must notionally invest at least 25% of their IMAP award in a combination of the designated funds managed by the PM that are included in the IMAP notional investment menu.

–	Deferred compensation awards are typically subject to vesting over a multi-year period and are cancellable in the event the employee terminates employment prior to the vesting date (other than for reasons of death, disability, retirement and involuntary termination not involving a cancellation event). Prior to distribution, deferred compensation awards are also subject to cancellation and clawback in the event the employee engages in certain proscribed behavior, including, without limitation, if the employee engages in “cause” (i.e., any act or omission that constitutes a breach of obligation to the Firm, including failure to comply with internal compliance, ethics or risk management standards and failure or refusal to perform duties satisfactorily, including supervisory and management duties) and if the employee takes any action, or fails to take any action (including with respect to direct supervisory responsibilities) where such action or omission: causes a restatement of the Firm’s consolidated financial results; constitutes a violation of the Firm’s Global Risk Management Principles, Policies and Standards; or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eligibility for, and the amount of any, incentive compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager;

•	Revenue and profitability of the Firm;

•	Return on equity and risk factors of both the business units and Morgan Stanley;

•	Assets managed by the portfolio manager;

•	External market conditions;

•	New business development and business sustainability;

•	Contribution to client objectives;

•	Team, product and/or Investment Management performance;

•	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one-, three- and five-year periods); and

•	Individual contribution and performance.

The Firm has a Global Incentive Compensation Discretion Policy, approved by the CMDS. This policy sets forth standards for the appropriate exercise of managerial discretion in determining the level of incentive compensation to be awarded to an employee. This policy specifically provides that all managers must consider whether an employee managed risk appropriately and effectively managed and supervised the risk control practices of his or her employee reports during the performance year. For the Firm’s material risk takers, managers are required to document their decision making process for discretionary compensation. Managers are trained on these requirements annually and are required to certify compliance with the applicable requirements. The Policy is reviewed at least annually, and updated as needed.

Fund and Master Fund Expenses

The Investment Adviser bears all of its own costs incurred in providing investment advisory services to the Master Fund. As described below, however, the Master Fund bears all other expenses related to its investment program. The Investment Adviser also provides, or arranges at its expense, for certain management and administrative services to be provided to the Fund and the Master Fund. Among those services are: providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Fund’s and the Master Fund’s expenses.

Expenses borne by the Fund (and thus indirectly by Shareholders) include:

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•	any interest expense;

•	attorneys’ fees and disbursements associated with preparing and updating the Fund’s registration statement and with reviewing potential investments;

•	fees relating to use of pricing service(s);

•	fees and disbursements of any accountants engaged by the Fund, and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information;

•	recordkeeping, custody and transfer agency fees and expenses;

•	the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond;

•	the Distribution and Shareholder Servicing Fee;

•	the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Shareholders;

•	fees of Trustees who are not “interested persons” and travel expenses of Trustees relating to meetings of the Board of Trustees of the Fund and committees thereof;

•	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Investment Adviser and any custodian or other agent engaged by the Fund; and

•	any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund’s organizational documents.

Expenses borne by the Master Fund (and thus indirectly by the Fund and Shareholders) include:

•	all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments, all costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	any interest expense;

•	attorneys’ fees and disbursements associated with preparing and updating the Fund’s registration statement and with reviewing potential investments;

•	fees relating to use of pricing service(s);

•	fees and disbursements of any accountants engaged by the Fund, and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information;

•	fees paid and out-of-pocket expenses reimbursed to the Administrator;

•	custody and transfer agency fees and expenses;

•	the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond;

•	the Management Fee;

•	the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Shareholders;

•	fees of Trustees who are not “interested persons” and travel expenses of Trustees relating to meetings of the Board of Trustees and committees thereof;

•	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Investment Adviser and any custodian or other agent engaged by the Fund; and

•	any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund’s organizational documents.

The Investment Adviser will be reimbursed by the Master Fund for any of the above expenses that it pays on behalf of the Master Fund, except as otherwise provided above.

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The Fund bears certain ongoing offering expenses associated with the Fund’s continuous offering of Shares (mostly printing expenses). Offering expenses cannot be deducted by the Fund or the Shareholders.

“Extraordinary expenses” are expenses incurred by the Fund or the Master Fund, as applicable, outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings; indemnification expenses; and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders.

Proxy Voting Policies and Procedures and Proxy Voting Record

While it is unlikely that the Fund will hold voting securities on a regular basis (except shares of the Master Fund) pursuant to its stated investment policies, the Master Fund may, from time to time, hold voting securities in an investment fund and may at some point vote a proxy. The Master Fund’s Board of Trustees believes that the voting of proxies on securities held by the Master Fund is an important element of the overall investment process. As such, the Master Fund’s Trustees have delegated the responsibility to vote such proxies to the Investment Adviser. The following is a summary of the Investment Adviser’s Proxy Voting Policy (“Proxy Policy”).

The Investment Adviser uses its best efforts to vote proxies on securities held in the Master Fund as part of its authority to manage, acquire and dispose of Master Fund assets. In this regard, the Investment Adviser has formed a Proxy Review Committee (“Committee”) comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Investment Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long term investment returns. The Proxy Policy provides that the Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee. The Investment Adviser will generally not vote a proxy if it has sold the affected security between the record date and the meeting date.

The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

•	Generally, routine proposals will be voted in support of management.

•	With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management’s nominees.

•	The Investment Adviser will vote in accordance with management’s recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

•	The Investment Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority Shareholder votes to amend by-laws, indemnification of auditors, etc.).

•	The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.), which may have a substantive financial or best interest impact on an issuer.

•	The Investment Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual Shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc.).

•	The Investment Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional Shareholders, etc.).

•	Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election; requiring diversity of board membership relating to broad based social, religious or ethnic groups; limiting retirement benefits or executive compensation; etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on Shareholders.

Conflicts of Interest

If the Investment Adviser’s Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question, and the Committee will have sole discretion to cast a vote.

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Third-Parties

To assist in its responsibility for voting proxies, the Investment Adviser may from time to time retain experts in the proxy voting and corporate governance area as proxy research providers (“Research Providers”). The services provided to the Investment Adviser by the Research Providers would include in depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow any such recommendations. In addition to research, the Research Providers could provide vote execution, reporting and recordkeeping. The Committee would carefully monitor and supervise the services provided by any Research Providers.

Further Information

For a copy of the Proxy Policy, see Annex A to this SAI. A copy of the Proxy Policy is also available on our web site at www.morganstanley.com/funds and on the SEC’s web site at www.sec.gov.

Pass-Through Voting on Master Fund Matters

Whenever the Fund, as a shareholder in the Master Fund, is requested to vote on matters pertaining to the Master Fund (other than the termination of the Master Fund’s business, which may be determined by the Master Fund’s Board without shareholder approval), the Fund will hold a meeting of the Shareholders and vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Shareholders. The Fund shall vote Shares for which it receives no voting instructions in the same proportion as the Shares for which it receives voting instructions.

Potential Conflicts of Interest

The Investment Adviser and/or its affiliates (together “Morgan Stanley”) provide a broad array of discretionary and non-discretionary investment management services and products for institutional accounts and individual investors. In addition, Morgan Stanley is a diversified global financial services firm that engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions and other activities. Investors should be aware that there will be occasions when Morgan Stanley may encounter potential conflicts of interest in connection with its investment management services. In that regard, former Morgan Stanley officers or directors may have investments in or serve as Board members or officers of one or more Platforms—the Investment Adviser will invest the Fund’s assets consistent with the Fund’s investment objective and strategy without respect to such investments or service by former Morgan Stanley officers or directors.

Other Accounts. In addition to responsibilities with respect to the management and investment activities of the Master Fund, the Investment Adviser and its affiliates may have similar responsibilities with respect to various other existing and future pooled investment vehicles and client accounts. Such other private investment funds, registered investment companies and any other existing or future pooled investment vehicles and separately managed accounts advised or managed by the Investment Adviser or any of its affiliates are referred to in this Prospectus collectively as the “Other Accounts.” The existence of such multiple vehicles and accounts necessarily creates a number of potential conflicts of interest.

Investment Activities of the Funds and Other Accounts. In the course of providing investment advisory or other services to Other Accounts, the Investment Adviser and its affiliates might come into possession of material, nonpublic information that affects the Investment Adviser’s ability to buy, sell or hold Master Fund investments. In addition, affiliates of the Investment Adviser might own, and effect transactions in, securities of companies which the Investment Adviser and/or its affiliates cover in investment research materials or to whom affiliates of the Investment Adviser provide investment banking services or make a market in such securities, or in which the Investment Adviser, its affiliates and their respective shareholders, members, managers, partners, directors, officers and employees have positions of influence or financial interests. As a result, such persons might possess information relating to such securities that is not known to the individuals of the Investment Adviser responsible for managing the Master Fund’s investments, or might be subject to confidentiality or other restrictions by law, contract or internal procedures.

The terms under which the Investment Adviser and its affiliates provide management and other services to Other Accounts may differ significantly from those applicable to the Master Fund. In particular, arrangements with certain Other Accounts might provide for the Investment Adviser and its affiliates to receive fees that are higher than the Advisory Fees payable by shareholders of the Master Fund. The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Master Fund, but may simultaneously manage Other Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Master Fund, which may create a conflict of interest.

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Potential conflicts also may arise due to the fact that certain securities or instruments may be held in some Other Accounts but not in the Master Fund, or certain Other Accounts may have different levels of holdings in certain securities or instruments than those of the Master Fund. In addition, the Investment Adviser or its affiliates may give advice or take action with respect to the investments of one or more Other Accounts that may not be given or taken with respect to the Master Fund or Other Accounts with similar investment programs, objectives, and strategies. Accordingly, the Master Fund and Other Accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. The Investment Adviser and its affiliates also may advise Other Accounts with conflicting programs, objectives or strategies. Different clients, including funds advised by the Investment Adviser or an affiliate, may invest in different classes of securities of the same issuer, depending on the respective client’s investment objectives and policies. As a result, the Investment Adviser and its affiliates may at times seek to satisfy their fiduciary obligations to certain Other Accounts owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of such Other Accounts with respect to such class of securities, and those activities may have an adverse effect on the Master Fund or certain Other Accounts, which may own a different class of securities of such issuer.

Allocation of Investment Opportunities between Funds and Other Accounts. The Investment Adviser expects to conduct the Master Fund’s investment program in a manner that is similar to the investment programs of certain of the Other Accounts, particularly where the investment objectives and policies of Other Accounts overlap (in whole or in part) with those of the Master Fund. However, there are or are expected to be differences among the Master Fund and the Other Accounts with respect to investment objectives, investment strategies, investment parameters and restrictions, portfolio management personnel, tax considerations, liquidity considerations, legal and/or regulatory considerations, asset levels, timing and size of investor capital contributions and withdrawals, cash flow considerations, available cash, market conditions and other criteria deemed relevant by the Investment Adviser and its affiliates (the nature and extent of the differences will vary from fund to fund). Furthermore, the Investment Adviser may manage or advise multiple Accounts (including Other Accounts in which Morgan Stanley and its personnel have an interest) that have investment objectives that are similar to the Master Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Master Fund. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited.

Notwithstanding these differences, there may be circumstances where the Master Fund and all Other Accounts participate in parallel investment transactions at the same time and on the same terms. The Investment Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Master Fund and any Other Account. To the extent that the Investment Adviser seeks to acquire the same security at the same time for more than one client account, it may not be possible to acquire a sufficiently large quantity of the security, or the price at which the security is obtained for clients may vary. Similarly, clients may not be able to obtain the same price for, or as large an execution of, an order to sell a particular security when the Investment Adviser is trading for more than one account at the same time. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Master Fund invests, the Investment Adviser could be seen as harming the performance of the Master Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Transactions with Affiliates. The Investment Adviser might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. The Investment Adviser will not purchase securities on behalf of the Master Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Investment Adviser on behalf of the Master Fund from an affiliate acting as a placement agent must meet the requirements of applicable law.

Furthermore, Morgan Stanley may face conflicts of interest when the Master Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

Tax Aspects

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that elect to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not United States persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as

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“capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders are urged to consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

Each of the Fund and Master Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order for the Fund and Master Fund to qualify as a RIC, each of the Fund and Master Fund must meet an income and asset diversification tests (i.e., the Diversification Tests) each year. The Diversification Tests will be satisfied if, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. If the Fund qualifies as a RIC and satisfies certain distribution requirements, the Fund (but not its Shareholders) will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss in each case determined with reference to any capital loss carryforwards) in a timely manner to its Shareholders in the form of dividends or capital gain distributions. The Fund intends to distribute substantially all of such income and gain each year.

If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its Shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is an amount equal to the sum of 98% of the Fund’s ordinary income (taking into account certain deferrals and elections) for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. The Fund may determine to pay the excise tax in a year to the extent it is deemed to be in the best interest of the Fund (e.g., if the excise tax is de minimis).

The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to Shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. Operating as a non-diversified investment company for purposes of the 1940 Act, and therefore investing in a relatively small number of individual issuers, may make it difficult for the Fund to meet the income or diversification test for RIC qualification.

No statutory, judicial or administrative authority directly discusses how the Loans should be treated for tax purposes. As a result, the tax treatment of the Fund’s investment in the Loans is uncertain. The tax treatment of the Fund’s investment in the Loans could be affected by changes in tax laws or regulations, or interpretations thereof, or by court cases that could adversely affect the Fund and its ability to qualify as a RIC under Subchapter M of the Code. For purposes of the Diversification Tests, the identification of the issuer (or issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law.

As described above, the Master Fund currently anticipates that its alternative lending securities will initially consist substantially of whole loans sourced from lending Platforms based in the United States. Each sale of whole loans by the Platforms to the Master Fund is structured as a “true sale” and is not intended to be a financing or loan by the Master Fund to the Platforms. The Master Fund will

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receive representations from each Platform in each Loan Purchase Agreement for whole loans that the Platforms will treat such transactions as sales for tax, accounting and all other applicable purposes. The sale of each loan transfers to the Master Fund all of the Platform’s right, title and interest in such loan. The Master Fund will look solely to the borrower for payment and will have no recourse against the Platform in the event of a borrower default.

As a general matter, the “issuer” of a security for purposes of the Diversification Tests is the entity whose economic fortunes ultimately determine the performance of the security. In the opinion of Dechert LLP, tax counsel to the Master Fund and the Fund, whole loans acquired by the Master Fund under the circumstances described in the preceding paragraph should be treated as issued by the underlying borrower for the purposes of the Diversification Tests because the Master Fund is exposed only to the credit risk of the underlying borrower and the interest and principal of the whole loan is repayable solely from the assets of the underlying borrower. Additionally, in the opinion of Dechert LLP, income and gains realized in respect of such whole loans should be treated as “qualifying income” for purposes of the income test applicable to RICs.

Based on the opinion of Dechert LLP, the Master Fund intends to treat (i) the underlying borrowers as the issuers of such whole loans (and not the Platforms) for purposes of the Diversification Tests and (ii) income and gains realized in respect of such whole loans as qualifying income for such purposes. However, such opinion is not binding on the IRS or a court and there can be no assurance that the IRS will not take contrary positions or that a court would agree with such opinion if litigated. While the Master Fund intends to invest in loans sourced by various Platforms, there may be times where a substantial portion of its online-sourced loan investments will be sourced from one Platform. Thus, a determination or future guidance by the IRS that the issuer of certain alternative lending securities is the Platform may adversely affect the Master Fund’s, and in turn the Fund’s, ability to meet the Diversification Tests and qualify as a RIC.

If the Master Fund or Fund were to fail to meet the income or Diversification Tests described above, the Master Fund or Fund could in some cases cure such failure, including by paying a Fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Master Fund or Fund were ineligible to or otherwise did not cure such failure for any year, or if the Master Fund or Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Master Fund or Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to Shareholders as dividend income. In addition, the Master Fund or Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Unless a Shareholder elects otherwise, all distributions will be automatically reinvested in additional Shares of the Fund pursuant to the DRIP. For U.S. federal income tax purposes, all dividends are generally taxable in the same manner, whether a Shareholder takes them in cash or they are reinvested pursuant to the DRIP in additional Shares of the Fund. A Shareholder whose distributions are reinvested in Shares under the DRIP generally will be treated as having received a dividend equal to the fair market value of the additional previously authorized but unissued Shares from the Fund (“Newly Issued Shares”) issued to the Shareholders if Newly Issued Shares are issued under the Plan. See “Automatic Dividend Reinvestment Plan.”

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a Shareholder has owned his or her Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to Shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Shareholders as ordinary income. The Fund may report certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the Shareholder and Fund levels. If the Fund receives dividends from an ETF or other investment company that qualifies as a RIC, and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Given the Fund’s investment strategies, it is not expected that a significant portion of the dividends paid by the Fund will be eligible to be designated as qualified dividend income.

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Equity investments by the Master Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Master Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to the Master Fund’s Shareholders. The Master Fund may make certain elections to avoid the imposition of that tax, but making such elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Master Fund to avoid taxation. Making either of these elections therefore may require the Master Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a Shareholder’s tax basis in his or her Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a Shareholder’s basis in his or her Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Shareholder of such Shares.

The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e., ordinary income dividends, capital gains dividends, qualified dividends, or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, the Fund will provide Shareholders with a written statement reporting the amount of any capital gain distributions or other distributions.

Dividends and distributions on the Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular Shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Shareholders who have their Shares repurchased by the Fund will generally recognize gain or loss in an amount equal to the difference between the Shareholder’s adjusted tax basis in the Shares sold or exchanged and the amount received. If the Shares are held as a capital asset, any gain or loss realized upon a taxable disposition of the Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Shares held by a Shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the Shareholder with respect to the Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (whether through the reinvestment of distributions, which could occur, for example, if the Shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

A repurchase by the Fund of its Shares from a Shareholder generally will be treated as a sale of the Shares by the Shareholder provided that after the repurchase the Shareholder does not own, either directly or by attribution under Section 318 of the Code, any Shares. If, after a repurchase a Shareholder continues to own, directly or by attribution, any Shares, it is possible that any amounts received by such Shareholder in the repurchase will be taxable as a dividend to such Shareholder, and there is a risk that Shareholders who do not have any of their Shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase Shares could adversely affect the Fund’s ability to satisfy the distribution requirements for qualification as a RIC. The Fund could also recognize income in connection with the liquidation of portfolio securities to fund Share repurchases. Any such income would be taken into account in determining whether the distribution requirements were satisfied.

Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

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The Master Fund may be liable to foreign governments for taxes relating primarily to investment income or the sale or other disposition of foreign securities in the Master Fund’s portfolio, which may decrease the Master Fund’s yield on those securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

Any transaction by the Master Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to Shareholders and increase the distributions taxed to Shareholders as ordinary income. Any net losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years. Foreign currency gains are generally treated as qualifying income for purposes of the 90% gross income test described above, in the absence of regulations (that have yet to be issued). There is a possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively.

The Fund’s transactions in derivative instruments (e.g., options, futures, forward contracts, structured notes and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to Shareholders. Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of the Fund’s use of derivatives and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

From time to time, a substantial portion of the Master Fund’s investments in Loans and other debt obligations could be treated as having “market discount” and/or “original issue discount” (“OID”) for U.S. federal income tax purposes, which, in some cases, could be significant and could cause the Fund to recognize income in respect of these investments before or without receiving cash representing such income. The Master Fund’s investment in inflation-indexed bonds could similarly result in the Master Fund recognizing income without a corresponding receipt of cash. In either case, the Master Fund could be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Master Fund actually received. As a result, the Master Fund could be required at times to, among other things, liquidate other investments (including at potentially disadvantageous times or prices) in order to satisfy its distribution requirements and to avoid incurring Master Fund-level U.S. federal income or excise taxes. If the Master Fund liquidates portfolio securities to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Master Fund realizes net long-term or short-term capital gains from such liquidation transactions, its Shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for the Master Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Master Fund should recognize market discount on a debt obligation; when the Master Fund may cease to accrue interest, OID or market discount; when and to what extent the Master Fund may take ordinary deductions or capital losses for bad debts or worthless securities; and how the Master Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Master Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

The Fund will invest substantially all of its assets in the Master Fund, which intends to qualify as a RIC. Failure of the Master Fund to so qualify will have an adverse effect on the qualification of the Fund as a RIC. Distributions by the Master Fund and redemptions of shares in the Master Fund may result in taxable distributions to Fund shareholders of ordinary income or capital gains. If shares of the Master Fund are purchased within 30 days before or after redeeming at a loss other shares of the Master Fund, all or a part of the

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loss will not be deductible by the Fund and instead will increase the Fund’s basis for the newly purchased shares of the Master Fund. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.

The tax treatment of the Fund’s investments in the securities of special purpose entities that acquire and hold alternative lending-related securities will depend on the terms of such investments and may affect the amount, timing or character of income recognized by the Fund.

Backup withholding is generally required with respect to taxable distributions paid to any individual Shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is 28%. Amounts withheld as a result of backup withholding are remitted to the Treasury Department but do not constitute an additional tax imposed on the Shareholder; such amounts may be claimed as a credit on the Shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

In general, dividends other than Capital Gain Dividends paid to a Shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign Shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital Gain Dividends paid to foreign Shareholders are generally not subject to withholding. However, under an exemption recently made permanent by Congress, properly designated dividends received by a foreign Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income with respect to obligations in registered form, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources, interest from obligations that are not in registered form and any foreign currency gains), which may be significant, would be ineligible for this potential exemption from withholding. In the case of Shares held through an intermediary, the intermediary may withhold even if the RIC makes a designation with respect to a payment. Foreign Shareholders should contact their intermediaries with respect to the application of these rules.

Withholding of U.S. tax is required (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund (or an applicable Intermediary) to determine whether withholding is required.

Foreign Shareholders may also be subject to U.S. estate tax with respect to their Fund Shares.

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisors concerning the tax consequences of ownership of Shares.

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders are generally taxable in their state of residence on their share of the Fund’s income. Additionally, Shareholders may be entitled to a credit in their state of residence for taxes paid to other jurisdictions.

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Non-U.S. investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible property taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

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In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Taxation of the Subsidiaries

It is currently expected that any wholly-owned Subsidiary will be a disregarded entity for U.S. federal income tax purposes. In the case of a Subsidiary that is a disregarded entity for such purposes (i) the Fund is treated as owning the Subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) any distributions the Fund receives from the Subsidiary will have no effect on the Fund’s U.S. federal income tax liability.

Portfolio Trading and Brokerage

Debt obligations which may be purchased and sold by the Trust are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Trust may also purchase debt and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Investment Adviser. The Investment Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Investment Adviser generally aggregates the portfolio security transactions of the Trust and of all other accounts managed by it for execution and allocates the orders across all participating accounts prior to execution. Accounts that are considered to be managed using the same investment strategy (based on investment objective, time horizons, tax considerations, etc.) will generally be allocated on a pro rata basis. The Investment Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Trust and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, The Investment Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors including, without limitation, the full range and quality of the executing firm’s services, with respect to commission based transactions the value of the brokerage and research services provided, the responsiveness of the firm to The Investment Adviser, the actual price of the security, the commission rates charged (if any), the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, integrity, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Agency transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Investment Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of The Investment Adviser’s clients in part for providing brokerage and research services to The Investment Adviser, in reliance on Section 28(e) of the 1934 Act.

Pursuant to the safe harbor provided in Section 28(e) of the 1934 Act, a broker or dealer who executes a portfolio transaction on behalf of the investment adviser client may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of either that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and

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settlement); and the “Research Services” referred to in the next paragraph. The investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings.

Administrator

The Master Fund and the Fund have retained the Administrator, U.S. Bancorp Fund Services, LLC, whose principal business address is 615 East Michigan Street, Milwaukee, WI 53202, to provide certain administrative and fund accounting services to the Master Fund and the Fund. Under the terms of an administration agreement between the Master Fund, the Fund and the Administrator (the “Servicing Agreement”), the Administrator is responsible, directly or through its agents, for, among other things: (1) calculating and disseminating the NAV of the Master Fund and the Fund in accordance with the Fund’s then-current Declaration of Trust; (2) preparing for review the semi-annual and annual financial statements of the Master Fund and the Fund, as well as monthly or quarterly reports regarding the performance and NAV of the Master Fund and the Fund; and (3) performing additional services, as agreed upon, necessary in connection with the administration of the Master Fund and the Fund. The Administrator may retain third-parties, including its affiliates or those of the Investment Adviser, to perform some or all of these services.

The Administrator is paid a monthly administrative fee (“Administrative Fee”) computed at an annual rate of 0.070% on the first $350 million, 0.060% on the next $400 million and 0.040% on the balance above $750 million, based upon the average total assets of the Master Fund. The Administrative Fee will be subject to an annual minimum of $110,000. The Fund does not pay a separate administrative fee, but the Fund, as an investor in the Master Fund, will bear its proportionate share of the Master Fund’s Administrative Fee. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund. The Administrative Fee may be renegotiated from time to time between the parties. The Servicing Agreement may be terminated at any time by either of the parties upon not less than 90 days’ written notice.

The Servicing Agreement provides that the Administrator, subject to certain limitations, will not be liable to the Master Fund, the Fund and to their respective Shareholders for any and all liabilities or expenses except those arising out of the fraud, gross negligence or willful default or misconduct of the Administrator or its agents. In addition, under the Servicing Agreement, the Master Fund and the Fund have agreed to indemnify the Administrator from and against any and all liabilities and expenses whatsoever out of the Administrator’s actions under the Servicing Agreement, other than liability and expense arising out of the Administrator’s fraud, gross negligence or willful default or misconduct.]

Custodian and Transfer Agent

Millennium Trust Company, LLC (“Millennium”) and U.S. Bank National Association (“U.S. Bank”, and together with “Millennium”, the “Custodians”) serve as co-custodians of the Fund and may maintain custody of Fund assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies). Assets of the Fund are not held by the Investment Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodians or subcustodians in a securities depository, clearing agency or omnibus customer account. Millennium’s principal business address is 2001 Spring Road, Suite 700, Oak Brook, IL 60523, and U.S. Bank’s principal business address is 1555 N. Rivercenter Dr., Milwaukee, WI 53212.

UMB Fund Services, Inc. (“UMB”) serves as the transfer agent (the “Transfer Agent”) with respect to maintaining the registry of the Fund’s Shareholders and processing matters relating to subscriptions for, and repurchases of Shares. UMB’s principal business address is 235 West Galena Street, Milwaukee, WI 53212.

Independent Registered Public Accounting Firm

[ ] serves as the independent registered public accounting firm of the Fund. Its principal business address is [ ].

Legal Counsel

Dechert LLP, New York, NY, acts as legal counsel to the Fund. Its principal business address is 1095 Avenue of the Americas, New York, NY 10036.

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Control Persons and Principal Holders of Securities

Before the commencement of the Fund’s operations, Morgan Stanley AIP Funding Inc. intends to invest approximately $100,000 in the Fund in order to provide the Fund initial capital. By virtue of its ownership of more than 25% of the outstanding Shares, Morgan Stanley AIP Funding Inc. may be deemed to control the Fund and may be in a position to control the outcome of voting on matters as to which Shareholders are entitled to vote. It is anticipated that Morgan Stanley AIP Funding Inc. will no longer control the Fund as of immediately after completion of the initial offering of the Fund’s Shares. Morgan Stanley AIP Funding Inc. maintains its principal office at 100 Front Street, Suite 400, West Conshohocken, Pennsylvania 19428-2881.

Reports to Shareholders

The Fund will furnish to its Shareholders as soon as practicable after the end of each taxable year such information as is necessary for such Shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will prepare, and transmit to its Shareholders, a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Investment Adviser regarding the Fund’s operations during such period also will be sent to the Fund’s Shareholders.

Fiscal Year

For accounting purposes, the fiscal year of the Fund is the 12-month period ending on September 30. The 12-month period ending September 30 of each year will be the taxable year of the Fund unless otherwise determined by the Fund.

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Financial Statements

[To come.]

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Annex A
 Morgan Stanley Investment Management Proxy Voting Policy and Procedures

I. Policy Statement

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the registered management investment companies sponsored, managed or advised by any MSIM affiliate (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issuers are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structure at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Retention and Oversight of Proxy Advisory Firms— Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations.

MSIM has retained Research Providers to analyze proxy issues and to make vote recommendations on those issues. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, ISS provides vote execution, reporting, and recordkeeping services to MSIM.

As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Voting Proxies for Certain Non-U.S. Companies—Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

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Securities Lending—MSIM Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., a MSIM Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.

II. General Proxy Voting Guidelines

To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger results in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters

We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors

1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

1.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

2.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock

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Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

1.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

2.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

3.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

4.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

5.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

6.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

7.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

8.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

9.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

10.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given the level of time commitment required in their primary job.

11.	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.	Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

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6.	Proxy access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

7.	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States, we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory Auditor Boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate Transactions and Proxy Fights

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in Capital Structure

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•	U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

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•	U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market, we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to preemptive rights if the authority is limited.

•	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter of bylaws. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.

3.	Shareholders’ right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

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5.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration

1.	We generally support the following:

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provision.

•	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.	In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs

6.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the

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company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social and Environmental Issues

Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that, if implemented, would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Funds of Funds

Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

III. Administration of Policy

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

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A. Committee Procedures

The Committee meets at least quarterly and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

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B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

4.	One of Morgan Stanley’s independent directors or one of MSIM Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by a MSIM Fund or affiliate.

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director and at least two portfolio managers (preferably members of the Committee) as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

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APPENDIX A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP: (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service.

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team, the Private Equity Real Estate Fund of Funds investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

 Approved by the Board September 2015, September 27-28, 2016 and September 27-28, 2017.

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Annex B
 Description of Ratings

Standard & Poor’s Ratings Services

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

1.	S&P’s Long-Term Issue Credit Ratings
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2.	S&P’s Short-Term Issue Credit Ratings A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet

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its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Investors Service, Inc.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

1.	Moody’s Global Long-Term Rating Scale
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

2.	Moody’s Global Short-Term Rating Scale
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank,

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insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

1.	Fitch’s Long-Term Issuer Credit Rating Scales
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include: a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation; b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: a. the selective payment default on a specific class or currency of debt; b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or d. execution of a distressed debt exchange on one or more material financial obligations.
D: Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Ratings category, or to Long-Term Issuer Default Ratings categories below ‘B’.

2.	Fitch’s Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structure Finance
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

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F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

PART C - OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be filed by Pre-Effective Amendment to the Registration Statement.

(2)	Exhibits:

(a)(1)	Certificate of Trust.*
(a)(2)	Agreement and Declaration of Trust.*
(b)	By-Laws.*
(c)	Not Applicable.
(d)	Not Applicable.
(e)	Not Applicable.
(f)	Not Applicable.
(g)	Not Applicable.
(h)(1)	Form of Distribution Agreement.***
(h)(2)	Form of Selected Dealer Agreement
(i)	Not Applicable.
(j)(1)	Custody Agreement between Registrant and Millennium Trust Company, LLC.***
(j)(2)	Custody Agreement between Registrant and U.S. Bank National Association.***
(k)(1)	Distribution and Shareholder Servicing Plan and Form of Distribution and Shareholder Servicing Agreement.***
(k)(2)	Servicing Agreement.***
(k)(3)	Transfer Agency Agreement.***
(k)(4)	Expense Reimbursement Agreement.***
(l)(1)	Opinion and Consent of Dechert LLP.****
(l)(2)	Form of Opinion of Dechert LLP (as to tax matters).**
(m)	Not Applicable.
(n)	Consent of Independent Registered Public Accounting Firm.****
(o)	Not Applicable.
(p)	Not Applicable.
(q)	Not Applicable.
(r)(1)	Code of Ethics of the Fund.****
(r)(2)	Code of Ethics of the Investment Adviser.****
(s)	Powers of Attorney.*
_____________________
*	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission on June 21, 2017.
**	Previously filed as an exhibit to Pre-Effective Amendment No. 1 the Registrant’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission on September 15, 2017.
***	Previously filed as an exhibit to Pre-Effective Amendment No. 2 the Registrant’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission on January 17, 2018.
****	To be filed by amendment.

ITEM 26.	MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	$*
Printing	$*
Accounting fees and expenses	$*
Legal fees and expenses	$*
Miscellaneous	$*
Total	$*
_____________________
*	To be completed by amendment.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

No person is directly or indirectly under common control with Registrant, except that the Registrant may be deemed to be controlled by Morgan Stanley AIP GP LP (the “Adviser”), the investment adviser to the Registrant. The Adviser was formed under the laws of the State of Delaware on November 10, 2000. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-60699).

ITEM 29	NUMBER OF HOLDERS OF SECURITIES

Title of Class: Shares of Beneficial Ownership. Number of Record Holders: 0.

ITEM 30.	INDEMNIFICATION

Reference is made to Article 5.2 of Registrant’s Agreement and Declaration of Trust filed as Exhibit 2(a)(2) to this Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Investment Adviser, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by the Investment Adviser, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by the Investment Adviser, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Registrant hereby undertakes that it will apply the indemnification provisions of the Agreement and Declaration of Trust in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect. Registrant, in conjunction with the Adviser and Registrant’s Board of Trustees, maintains insurance on behalf of any person who is or was an Independent Trustee, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser, and each managing director, executive officer or partner of the Investment Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in Registrant’s Prospectus in the section entitled “Management of the Fund” and to the section of the Statement of Additional Information captioned “Management of the Fund.” The information required by this Item 31 with respect to each director, officer or partner of the Investment Adviser is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-60699).”

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

The Administrator maintains certain required accounting related and financial books and records of Registrant at [                ]. The other required books and records are maintained by the Adviser at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, PA 19428-2881.

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	UNDERTAKINGS

(1)       The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)       Not Applicable.

(3)       Not Applicable.

(4)       The Registrant hereby undertakes:

(a)       to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)       to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)       to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)       to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)       that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)       to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(5)           (a)       For the purposes of determining any liability under the Securities Act of 1933, the information omitted form the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b)       For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)       The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of April, 2018.

ALTERNATIVE INVESTMENT PARTNERS ALTERNATIVE LENDING FUND P

/s/ John H. Gernon

By:	John H. Gernon
Title:	President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures		Title	Date

(1) Principal Executive Officer		President and Principal Executive Officer

By:	/s/ John H. Gernon		April 27, 2018
John H. Gernon

(2) Principal Financial Officer and Principal Accounting Officer		Treasurer and Chief Financial Officer

By:	/s/ Noel Langlois		April 27, 2018
Noel Langlois

(3) Majority of the Trustees

Independent Trustees

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent
W. Allen Reed
Fergus Reid

By: /s/ Carl Frischling Carl Frischling Attorney-In-Fact for the Independent Trustees	April 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of April, 2018.

ALTERNATIVE INVESTMENT PARTNERS ALTERNATIVE LENDING FUND A

/s/ John H. Gernon

By:	John H. Gernon
Title:	President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures		Title	Date

(1) Principal Executive Officer		President and Principal Executive Officer

By:	/s/ John H. Gernon		April 27, 2018
John H. Gernon

(2) Principal Financial Officer and Principal Accounting Officer		Treasurer and Chief Financial Officer

By:	/s/ Noel Langlois		April 27, 2018
Noel Langlois

(3) Majority of the Trustees

Independent Trustees

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent
W. Allen Reed
Fergus Reid

By: /s/ Carl Frischling Carl Frischling Attorney-In-Fact for the Independent Trustees	April 27, 2018